MEMBERSHIP INTEREST PURCHASE AGREEMENT
This Membership Interest Purchase Agreement (this “Agreement”), dated January 24, 2019, is by and among COMSTOCK MINING INC., a Nevada corporation (“Seller”), with an address of 1200 American Flat Road, Virginia City, NV 89440, COMSTOCK MINING LLC, a Nevada limited liability company (the “Company”), and TONOGOLD RESOURCES, INC., a Delaware corporation (“Buyer”), with an address of 5666 La Jolla Boulevard, #315, La Jolla, CA 92037. Each of Buyer, the Company and Seller are sometimes referred to herein as a “Party” and, collectively, they are sometimes referred to as the “Parties”.
ARTICLE 1
PURCHASE AND SALE OF MEMBERSHIP INTERESTS
1.1 Purchase and Sale of Membership Interests. On the Closing Date (as defined below), Buyer shall purchase from Seller, and Seller shall sell to Buyer, 100% of the membership interests of the Company (the “Membership Interests”), all of which are owned by Seller free and clear of any Liens, and restrictions on transfer, options, rights, calls, commitments, proxies or other contract or other rights (except with respect to restrictions on transfer imposed by federal and state securities laws). As used herein, “Lien” means any lien, security interest, charges, encumbrance, mortgage, pledge, security agreement, consignment or bailment for security purposes, reservation or exception, encroachment, purchase right, right of first refusal, adverse claim of any other person or entity or other encumbrance of any nature whatsoever.
1.2 Consideration for Membership Interests.
(a) In consideration of the sale of the Membership Interests and the agreements of Seller herein, Buyer shall pay Seller a total purchase price of $15,000,000, payable in one of the two following alternatives: (i) in cash (with $10,000,000 payable on or prior to the Closing Date as provided herein (the “Closing Cash Consideration”) and $5,000,000 payable on the first anniversary date of the Closing Date (the “Loan”), with the amount payable with respect to the Loan secured by a first priority security interest in the Membership Interests and all assets owned by the Company, in accordance with the Deed of Trust attached hereto as Exhibit C (the “Deed of Trust”); or (ii) $11,500,000 payable in cash on or prior to the Closing Date as provided herein as the Closing Cash Consideration, plus $1,750,000 payable on the Closing Date in shares of common stock of Buyer (with the number of shares determined by dividing $1,750,000 by the initial public offering price of the common stock of Buyer in Buyer’s initial public offering immediately preceding the Closing Date), subject to any lock up or other transfer restrictions imposed by the TSX Venture Exchange, plus $1,750,000 payable on the first anniversary date of the Closing Date in cash, or at the option of Buyer, shares of common stock of Buyer, (with the number of shares determined by dividing $1,750,000 by the volume weighted average sales price of Buyer’s common stock on the TSX Venture Exchange for the 20 consecutive trading days preceding such first anniversary date), which shall freely transferable and not be subject to any restrictions on sales on the date that such shares are issued.
(b) In addition, on the Closing Date, if permitted, Seller will assign all of its interest (the ”Northern Comstock Interest“) in Northern Comstock LLC, a Nevada limited liability company (“Northern Comstock“) to the Company. If such assignment is not approved by the members and manager of Northern Comstock on or prior to Closing, then Buyer hereby agrees to forever assume and unconditionally guarantee the full and punctual payment, fulfilment and performance of all obligations and benefits of Seller under the current Northern Comstock LLC Operating Agreement (the “Existing NC Operating Agreement”). The guarantee in the preceding sentence (the “Guarantee”) shall be an absolute and continuing guarantee of performance and payment and shall not in any way be conditional or contingent upon any demand of Northern Comstock or its members to collect or require anything from Seller or any stated obligations of Seller under the Existing NC Operating Agreement (including, without limitation, section 13.5 of such agreement) or upon any other action, occurrence or circumstance whatsoever. Without limiting the generality of the foregoing, the Guarantee shall not be released, discharged or otherwise affected by:
(i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any party under the Existing NC Operating Agreement, by operation of law or otherwise;

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(ii) any modification or amendment of or supplement to the Existing NC Operating Agreement;
(iii) any change in the organizational existence, structure or ownership of Buyer or the Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Buyer, the Company or their respective assets or any resulting release or discharge of any obligation of Buyer or the Company;
(iv) the existence of any claim, set-off or other rights which Buyer or Company may have at any time against Seller or Northern Comstock or its members or its manager;
(v) any invalidity or unenforceability relating to or against Buyer for any reason of this Agreement, the Existing NC Operating Agreement or any provision of applicable law or regulation purporting to prohibit the payment by Buyer of any amounts payable pursuant to the Guarantee; or
(vi) any other act or omission to act or delay of any kind by Buyer, the Company, Seller, Northern Comstock or any other person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to Buyer’s obligations pursuant to the Guarantee.
For so long as Buyer fulfills its obligations with respect to the Guarantee, Seller hereby agrees to (i) hold legal ownership of the Northern Comstock Interest, (ii) convey all economic or other benefits associated with the Northern Comstock Interest to Buyer (or Company, at Buyer's election) and (iii) exercise its rights with respect to the Northern Comstock Interest under Existing NC Operating Agreement at Buyer's direction.
(c) Simultaneously with the execution and delivery of this Agreement, Buyer shall deliver a non-refundable deposit of $1,000,000 to be applied toward the Closing Cash Consideration, which shall be non-refundable except as provided herein (the ”Earnest Money”). If Buyer desires to change the Termination Date (as defined in Section 4.9(a)(ii)) to April 30, 2019, then Buyer shall have the right change the Termination Date to April 30, 2019 if Buyer delivers an additional deposit of $1,000,000 (the “First Additional Deposit”) to Seller on or prior to March 15, 2019, with the First Additional Deposit being applied toward the Closing Cash Consideration and becoming part of the Earnest Money. If Buyer has paid the First Additional Deposit and desires to further change the Termination Date (as defined in Section 4.9(a)(ii)) to May 31, 2019, then Buyer shall have the right change the Termination Date to May 31, 2019, if Buyer delivers an additional non-refundable (except as provided herein) deposit of $1,000,000 (the “Second Additional Deposit”) to Seller on or prior to April 12, 2019, with the Second Additional Deposit being applied toward the Closing Cash Consideration and becoming part of the Earnest Money. In any event, to the extent that Buyer consummates a Liquidity Event that results in sufficient cash for closing, and absent any regulatory obstacles to closing, any unexercised rights to change the Termination Date will automatically terminate. For purposes of this section, a “Liquidity Event” shall mean Buyer's obtaining of funds through a debt or equity financing event wherein Buyer obtains cash or cash equivalents, that together with other revenues of Buyer are sufficient to pay Buyer’s operating expenses and other working capital needs and pay the Closing Cash Consideration.
(d) The Company owns (or will following the Closing will own) fee property, patented mining claims, and unpatented mining claims, and through the Seller’s membership in Northern Comstock LLC, has indirect ownership of additional fee property, patented mining claims, unpatented mining claims, and leasehold interests, collectively known as the Lucerne project, as detailed in Exhibit A (the “Lucerne Properties”). Effective as of the Closing Date, each of the Parties hereby agree that the Company will pay Seller a 1.5% NSR royalty on all minerals produced from the Lucerne Properties, as detailed in Exhibit B (the “NSR Royalty Agreement”).
(e) Effective as of the Closing Date, the Company will assume all current reclamation liability on the Lucerne Properties and all future liability from the Company’s operations on the Lucerne Properties. The Company will assume all costs of maintaining the Federal, State, and County permits and reclamation bonds on the Lucerne Properties.
1.3 Additional Understandings.
(a) Effective as of the Closing Date, Seller shall grant to the Company an option to lease its American Flat property, plant, and equipment (“PP&E”) for processing ores from the Lucerne Properties in accordance with the

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option agreement, the form of which is attached as Exhibit D, (the “Lease Option Agreement”). Effective as of the Closing Date, Seller shall also agree to lease additional mining properties in Storey County to the Company, in accordance with the lease attached as Exhibit E, (the “Mineral Exploration and Mining Lease”).
(b) Except as otherwise permitted in this Agreement, Buyer shall not, without the prior written approval of Seller (such approval shall be at Seller's absolute discretion), directly or indirectly, through Company or otherwise, either individually or on behalf of or through any person, for the period commencing on the date of this Agreement until the day being forty-eight (48) months from the date of this Agreement, in any capacity, (i) locate, stake, lease, option, purchase or otherwise acquire or become entitled to acquire any interest, directly or indirectly, in any property, mineral rights, land rights, surface rights, water rights or other mining-related assets, or (ii) own, manage, stake, control, advise, operate, provide services to, consult with, receive remuneration from, be employed by any person engaged or proposing to engage in, or otherwise engage in any manner in the mining business in any location that is both (i) within five (5) miles of any property currently owned or leased by Seller in Lyon County, Nevada, and (ii) within Lyon County, Nevada (the “Non-Compete Area”).
1.4 Closing. The closing of the purchase and sale of the Membership Interests (the “Closing”) will take place at a mutually acceptable time and place selected by the Parties. The date and time of the Closing are herein referred to as the “Closing Date”. At the Closing, Buyer and Seller shall deliver, or cause to be delivered, the following deliverables:
(a) Buyer shall have delivered the Closing Cash Consideration remaining to be paid after reduction by the amount of previously delivered non-refundable deposits into a bank account designated by Seller by wire transfer of immediately available funds, which shall not delivered to Seller until all other closing conditions have been met by the Parties; and
(b) Buyer shall deliver to Seller each of:
(i) the Deed of Trust, if applicable;
(ii) the NSR Royalty Agreement;
(iii) a termination of that certain Option Agreement among the parties dated as of October 3, 2017, in the form attached hereto as Exhibit H (the “Termination Agreement”);
(iv) if consent for the assignment of the Northern Comstock Interest is received from the members and manager of Northern Comstock;
(1) an assignment of the Northern Comstock Interest (the "Assignment of Interest"); and
(2) an amended and restated operating agreement of Northern Comstock with the Company replacing Seller as a party to such operating agreement and assuming all of Seller’s former obligations thereunder (the “A&R Northern Comstock Agreement”);
(v) the Lease Option Agreement;
(vi) the Mineral Exploration and Mining Lease;
(vii) a certification naming Buyer’s representatives who are to assume the duties of officers in the Company and evidence of the Company’s due authorization to enter into the agreements effective as of the Closing Date;
together, with this Agreement, the Deed of Trust, the NSR Royalty Agreement, the Lease Option Agreement, the Mineral Exploration and Mining Lease, and the Termination Agreement (the “Transaction Documents”), in each case duly executed by Buyer and/or the Company, as the case may be.
(c) If at the time of Closing, the A&R Northern Comstock Agreement cannot be assigned, Seller shall retain its membership interest, and have an obligation to Buyer to maintain all rights and agreements thereunder, for so long as Buyer fulfills its obligations with respect to the Guarantee, including, without limitation, Buyer’s obligation

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to reimburse Seller for any and all costs associated with the retention of membership and maintenance of any obligations of Seller under the Existing NC Operating Agreement, which costs of reimbursement are estimated on the attached Exhibit G, Table G.2.
(d) At the Closing, Seller shall deliver to Buyer, or cause to be delivered:
(i) each of the Transaction Documents (other than the Deed of Trust), duly executed by Seller;
(ii) evidence that, substantially concurrent with Seller’s receipt of the Closing Cash Consideration, the Company and its properties will be released as guarantors and collateral under Seller’s 11% Senior Secured Debenture due 2021, issued to GF Comstock 2, LP, as amended, restated or otherwise modified from time to time (the “Debenture”);
(iii) evidence satisfactory to Buyer that the Seller has transferred any and all assets it currently owns that are listed on Exhibit A to the Company,
(iv) evidence satisfactory to Buyer that the Company has transferred any and all assets it currently owns not listed on Exhibit A to Seller (and Seller and Company shall represent and warranted that at the Closing, the Company will own only the assets listed in Exhibit A); and
(iv) evidence satisfactory to Buyer of the resignations of the officers, directors and managers of the Company, effective as of the Closing.
(e) Effective as of the Closing Date, Buyer shall become the sole lawful owner of the Membership Interests.
1.5 Permits. The Company currently holds a number of County, State, and Federal permits which are listed in Exhibit F (the “Permits”). These include a Storey County Special Use Permit (the “SUP”), a Right of Way granted by the US Bureau of Land Management (the “ROW”), and a Reclamation permit granted by the State of Nevada. The Parties agree: (i) that subsequent to Closing, they will work timely together, and in consultation with the relevant regulators, to either assign or bifurcate each of the Permits, as necessary, so that the Buyer retains all the rights granted by the Permits that pertain to the Lucerne Properties, and the Seller retains all the rights granted by the Permits that pertain to the American Flat Property; or (ii) alternately to retain the Permits in the Company, but modify them so that Seller has the rights necessary to continue operations on its owned American Flat Property; and (iii) in either case, the Parties agree that they will work to bifurcate the existing reclamation bond proportionately, or otherwise separately bond the current reclamation liability in the Lucerne Properties in the name of the Company, and bond the current reclamation liability in the American Flat Property in the name of the Seller.
1.6 Further Assurances. Subject to the terms and conditions of this Agreement, each of the Parties shall execute and deliver such other documents and instruments, provide such materials and information and take such other actions as may reasonably be necessary, proper or advisable, or that the Parties may reasonably request in order fully to effect the purposes of this Agreement. This Section shall survive the Closing.
1.7 Buyer Conditions to Closing.
(a) In addition to all other conditions set forth herein, the obligation of Buyer to consummate the transactions contemplated hereunder are conditioned upon the following:
(i) The Seller's and Company's representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and the Closing Date;
(ii) The Seller and Company shall have duly performed each and every obligation to be performed by such party hereunder; and
(iii) As of the Closing Date, the Seller and Company shall have tendered all deliveries to be made at Closing.
(b) In the event the transactions contemplated by this Agreement fail to close by reason of a failure of any of Buyer’s conditions to close set forth in this Section 1.7 or any other section of this Agreement, Buyer shall have

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the option of either terminating this Agreement or proceeding with the Closing. Buyer shall not be entitled to a refund of any deposits made hereunder, under any circumstances unless Seller refuses to proceed with Closing. If a condition to close is not satisfied but Buyer elects to proceed with the Closing, Seller shall not be liable to Buyer for any Losses resulting from or relating to any inaccuracy in or breach of any representation or warranty in this Agreement if Buyer had knowledge of such inaccuracy or breach before Closing.
ARTICLE 2
REPRESENTATIONS, WARRANTIES AND AGREEMENTS
2.1 Seller and Company. In connection with the transactions contemplated hereby Seller hereby represents, warrants, covenants, acknowledges and agrees that the following are true, accurate, and complete as of the Effective Date and shall be true, accurate, and complete as of the Closing Date.
(a) Seller has all power and authority necessary to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby, and has taken all action necessary to authorize the execution, delivery and performance of each of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by Seller and is enforceable against Seller in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (ii) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). The execution and delivery of this Agreement and each of the other Transaction Documents, the consummation of the transactions contemplated hereby and thereby and the performance of Seller’s obligations hereunder and thereunder will not conflict with, or result in any violation of or default under, any provision of any charter, by-laws, trust agreement, operating agreement, partnership agreement, certificate of formation or other governing instrument applicable to Seller, any agreement or other instrument to which Seller or its properties is a party, or any judgment, decree, statute, order, rule or regulation applicable to Seller’s business or properties.
(b) The Company (i) is a limited liability company, duly organized, validly existing, and in good standing under the laws of Nevada, (ii) has all organizational power and authority necessary to execute, deliver and perform this Agreement and the other transaction documents and consummate the transactions contemplated hereby and thereby and (iii) has taken all organizational action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. The execution and delivery of each of the Transaction Documents, the consummation of the transactions contemplated hereby and thereby and the performance of the Company’s obligations hereunder and thereunder will not conflict with, or result in any violation of or default under, any provision of any charter, by-laws, trust agreement, operating agreement, partnership agreement, certificate of formation or other governing instrument applicable to the Company, any agreement or other instrument to which the Company or its properties is a party, or any judgment, decree, statute, order, rule or regulation applicable to the Company’s business or properties.
(c) The Company is the sole legal and beneficial owner of the Lucerne Properties, except for those properties held, owned or leased by Northern Comstock LLC, and that such owned properties are free and clear of any and all Liens of any kind or nature whatsoever, other than any Liens placed by GF Comstock 2, LP, which will be released immediately after the Closing. The Company has previously obtained title insurance for the surface of some of the Lucerne Properties that it owns. Title insurance is generally not available for mineral rights and unpatented mining claims. Seller has delivered (or provided access to) or shall deliver to Buyer prior to the Closing all copies that Seller possesses of all deeds, leases, mortgages, deeds of trust, certificates of occupancy, title insurance policies, title reports, surveys and similar documents, and all amendments thereof, with respect to the real property described in the exhibits attached hereto.

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(d) Certain properties controlled by Northern Comstock, LLC are held through mineral leases with third-party owners, in particular with the Sutro Tunnel Company and with Virginia City Ventures. Those leases expire from time to time. Seller makes no representation or warranty, on its own behalf or on behalf of Northern Comstock, LLC that any such leases can or will be renewed upon expiration.
(e) Other than the assets listed in Exhibit A and the rights, responsibilities, and liabilities under the Permits, including the current reclamation liability for the Lucerne Properties, the Company does not have, nor will have at the Closing, any other asset, property, interest, obligation or liability, whether actual or contingent.
(f) Seller is the sole legal and beneficial owner of the Membership Interest and the Northern Comstock Interest.
(g) Upon consummation of the transactions contemplated by this Agreement (including the repayment of the Debenture), Seller will have conveyed good title to the Membership Interests free and clear of any and all Liens of any kind or nature whatsoever.
(h) All of the issued and outstanding equity interests of the Company as of the date hereof and at Closing have been (and will have been) duly authorized and validly issued and are fully paid and non-assessable. None of such equity interests were issued in violation of any pre-emptive rights, rights of first offer or first refusal or similar rights or in violation of any securities law. There are no outstanding subscriptions, options, warrants or other rights of any kind to acquire any additional equity interests of the Company, no class of equity interest of the has been reserved or set aside for any purpose and the Company is not party to any agreement, arrangement or understanding in respect thereof.
(i) Neither Seller nor Company, nor anyone acting on Seller’s or Company’s behalf, has engaged any finder, broker, solicitor, agent or other person in a comparable capacity in connection with the transactions contemplated hereby. There are no contracts, agreements or understandings with Seller or Company that would give rise to a valid claim against Buyer or Seller or Company for a commission, finder’s fee or other like payment in connection with the transactions contemplated hereby.
(i) Except as set forth on Schedule 1, there are no proceedings pending by or against or, to the actual knowledge of Seller, threatened against or by the Company (a) affecting any of the Company's business or assets, or (b) that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.
(j) Except as disclosed on Schedule 2, the Company has not incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company's business or which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Change on the Company's business or assets.
(k) The Company is not a party to any intercompany loans from or balances due to the Seller or from any subsidiary entity. Any such balances shall be reduced to zero on or prior to Closing in a manner that will not create a tax liability for the Company.
(l) The Company has no subsidiaries.
(m) The minute books and other similar records of the Company in the possession of Seller have been or shall be delivered to Buyer. Seller is not aware of any other minute books or other similar records of the Company.
(n) Prior to the Closing, Seller has delivered or shall deliver to Buyer true and complete copies of the most recently closed balance sheet and financial statements of the Company, which fairly present in all material respects the financial condition and results of operations of the Company as of the dates thereof.
(o) The Company is not required to file a separate tax return given that Seller files a consolidated U.S. federal income tax return as a group (including the Company along with other affiliates of Seller). The Company has

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not executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any taxes or tax returns. There are no liens with respect to any taxes upon any of the assets or properties of the Company, other than taxes the payment of which is not yet due.
(p) To the knowledge of Seller, the Company is not presently in violation of or in default under any law or order applicable to the Company or any of its assets and properties the effect of which, individually or in the aggregate with other such violations and defaults, would have a Material Adverse Change on the Company.
(q) The Company has obtained all material licenses which are required under applicable environmental laws in connection with the conduct of the business or operations of the Company, and each of such licenses is in full force and effect, or, from time to time, in the process of being renewed or modified, as required by the terms or business, and the Company is in material compliance with the terms and conditions of all such licenses. Except as described on Schedule 3, no oral or written notification of a release of a Hazardous Material has been filed by or on behalf of the Company in the three year period prior to the date hereof and with the exception of being located within the broad boundaries of the Carson River Mercury Superfund Site, none of the Lucerne Properties is presently listed or proposed for listing on the NPL, CERCLIS or any similar state or local list of sites requiring investigation or clean-up.
(r) As used herein, “Contract” means any agreement or contract binding on the Company. Except for the Transaction Documents or as set forth in Schedule 4, the Company is not a party to, bound by, subject to or otherwise has rights or benefits under any of the following Contracts (each such Contract described below, a “Material Contract”):
(i) Employment or consulting Contract, or any employee collective bargaining agreement or other Contract with any labor union or any employee of the Company, except for routine non-solicitation, non-competition, confidentiality and professional service contracts entered into with employees (so long as such contracts do not contain severance provisions or impose other material obligations upon the Company or any of its Subsidiaries);
(ii) Contract not to compete or otherwise materially restricting the development, marketing, distribution or sale of any products or services by the Company;
(iii) Contract containing any “non-solicitation” or “no-hire” provision that restricts the Company in any material manner;
(iv) Contract containing any provision that purports to apply to or restrict the Company from engaging in any line of business;
(v) Contract between the Company and the Seller or any affiliate of the Seller;
(vi) Lease, sublease or similar Contract with any Person not listed on Exhibit E2;
(vii) Contract: (A) calling for performance over a period of more than one year (excluding leases described above); (B) requiring or otherwise involving payment by or on behalf of, or to the Company of more than $100,000 in any twelve month period ending after the Closing Date; (C) in which the Company has granted “most favored nation” pricing provisions or marketing rights relating to any products or territory; or (D) in which the Company has agreed to purchase or sell a minimum quantity of goods or services or has agreed to purchase or sell goods or services exclusively from a certain party;
(viii) Contract with any governmental authority, except for the contractual language included in permits with various governmental units and regulatory agencies;
(ix) Contract for the disposition of any assets or business of the Company or any agreement for the acquisition, directly or indirectly, of the assets or business of any other person;

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(x) Contract for any joint venture or partnership; and
(xi) Contract under which the Company has borrowed any money from, or issued any note, bond, debenture or other evidence of, or otherwise creating or guaranteeing any indebtedness to, any person;
(s) Each lease listed on Exhibit E2 is a legal, valid and binding agreement, enforceable in accordance with its terms, and, to the knowledge of Seller there is no material default (or any condition or event which, after notice or lapse of time or both, would constitute a material default) thereunder.
(t) Exhibit F contains a true and complete list of all Permits used in the business of the Company or applied and, individually or in the aggregate with other such Permits, material to the business or condition of the Company, which are validly owned or held and each of which is valid, binding and in full force and effect, and which are not subject to termination as a result of a change in ownership or control of the Company. Those Permits expire from time to time. Seller makes no representation or warranty, on its own behalf that any such Permits can or will be renewed upon expiration.
(u) The Company owns no equipment.
(v) Seller and Company covenant that each shall cause the Company to conduct business only in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, Seller and Company will cause the Company to use commercially reasonable best efforts, to the extent the officers of the Company believe such action to be in bests interests of the applicable entity, to (a) preserve intact the present business organization and reputation of the Company in all material respects, (b) keep available (subject to dismissals, resignations and retirements in the ordinary course of business) the services of the key officers and employees of the Company, (c) maintain the assets and properties of the Company in good working order and condition, ordinary wear and tear excepted, and (d) maintain the good will of key customers, suppliers and lenders and other persons with whom the Company otherwise has significant business relationships
2.2 Buyer. In connection with the transactions contemplated hereby, Buyer hereby represents, warrants, acknowledges and agrees as follows:
(a) Buyer (i) is a corporation duly organized and validly existing and in good standing under the laws of Delaware, (ii) has all corporate power and authority necessary to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby and (iii) has taken all organizational action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer and is enforceable against it in accordance with its terms except for the Enforceability Exceptions. The execution and delivery of each of the Transaction Documents, the consummation of the transactions contemplated hereby and thereby and the performance of Buyer’s obligations hereunder and thereunder will not conflict with, or result in any violation of or default under, any provision of any charter, by-laws, trust agreement, operating agreement, partnership agreement, certificate of formation or other governing instrument applicable to Buyer, any agreement or other instrument to which Buyer or its properties is a party, or any judgment, decree, statute, order, rule or regulation applicable to Buyer’s business or properties.
(b) Buyer has not acted or been engaged to act as Seller’s finder, broker, solicitor, agent or other person acting in a comparable capacity in connection with the transactions contemplated hereby. Neither Buyer, nor anyone acting on Buyer’s behalf, has engaged any finder, broker, solicitor, agent or other person in a comparable capacity in connection with the transactions contemplated hereby. Neither Buyer, nor anyone acting on its behalf, has received or will receive any commission or remuneration directly or indirectly in connection with or in order to solicit or facilitate the transactions contemplated hereby. There are no contracts, agreements or understandings with Buyer that would give rise to a valid claim against Buyer or Seller for a commission, finder’s fee or other like payment in connection with the transactions contemplated hereby.

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(c) Buyer understands that the Membership Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges that the transactions contemplated hereby are intended to be exempt from registration by virtue of Rule 506 promulgated under Section 4(a)(2) of the Securities Act. Buyer is an “accredited investor” as that term is defined in Rule 501 promulgated under the Securities Act. Seller has not taken or will not take any action which might subject the offering and sale of the Membership Interests to the registration requirements of Section 5 of the Securities Act. Buyer has consulted with legal counsel and knows of no reason why such exemption will not be available. Buyer understands that no federal or state agency has made any finding or determination regarding the fairness of the Membership Interests for investment, or any recommendation or endorsement of the Membership Interests.
(d) Buyer is acquiring the Membership Interests for Buyer’s own account, with no intention of participating, directly or indirectly, in a distribution of the Membership Interests.
(e) Buyer has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Membership Interests and to makes an informed investment decision with respect to such acquisition. Buyer has conducted its own independent investigation, review and analysis of the Company and the Lucerne Properties, and acknowledges that it has been provided adequate access to the personnel, assets, books and records of Seller for such purpose. Buyer acknowledges and agrees that: (i) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer has relied solely upon its own investigation and the express representations and warranties of Seller set forth in this Agreement; (ii) neither Seller nor any of its representatives or any other person has made any representation or warranty as to the Company, the Lucerne Properties or any other matter, except as expressly set forth in this Agreement; (iii) except for the express representations and warranties of Seller set forth in this Agreement, Seller makes no representation or warranty, express or implied, as to any matter whatsoever relating to the Company, the Lucerne Properties or any other matter, including as to (A) merchantability or fitness for any particular use or purpose, (B) any proposed mining or other business or operations, (C) the likelihood of governmental authority or regulatory approval of any proposed mining or other business or operations or (D) the probable success or profitability of any proposed mining or other business or operations; and (iv) the Lucerne Properties do not contain any proven or probable reserves and Seller makes no representation or warranty as to the completeness, accuracy, materiality or validity of any mineral resource estimates or other scientific or technical information relating to the Lucerne Properties, and that nothing in this Agreement shall be deemed to be a representation or a warranty by Seller that any of the Lucerne Properties contain any economically feasible, valuable or otherwise useful mineral resources or deposits.
(f) Neither Seller nor any of its representatives or Affiliates will have or will be subject to any liability or obligation to Buyer or any other person resulting from the distribution to Buyer or any Affiliates or representatives of Buyer, or its or their use of, any information relating to the Company, the Lucerne Properties or any other matter, including any technical reports, descriptive memoranda, summary business descriptions or other information, documents or material made available, whether orally or in writing, “data rooms,” management presentations, functional “break-out” discussions, responses to questions, due diligence reviews, or any other form in expectation of the transactions contemplated by this Agreement, or otherwise, including during the negotiations with respect to the transactions contemplated by this Agreement.
(g) Buyer understands that some of the properties owned or leased by Company are subject to existing NSR royalty agreements, and the properties are subject to various restrictions imposed by Federal, State, and County permits and environmental regulations.
(h) Comstock has delivered to or made available for inspection by Buyer all maps, drill logs and other drilling data, core tests, core samples, pulps, reports, surveys, assays, analyses, production reports, operations, technical, scientific and other material or information relating to any of the Properties ("Existing Data") in its possession or control that it reasonably believes to be material to the transactions contemplated hereby, and true and correct copies of all leases or other contracts relating to the Properties; to the knowledge of Seller, the Lucerne Properties do not have any proven or probable reserves, and Buyer understands that Seller makes no representation or warranty as to the completeness, accuracy, materiality or validity of any mineral resource estimates or other scientific or technical information relating to the Properties, including, without limitation, that described in the

9

Existing Data, and that nothing in this Agreement shall be deemed to be a representation or a warranty that any of the Lucerne Properties contain any economically feasible, valuable or otherwise useful mineral resources or deposits.
ARTICLE 3
INDEMNITY
3.1 Seller Indemnity. Subject to Section 3.3, Buyer shall indemnify and defend Seller against, and shall hold Seller harmless from and against, and shall pay and reimburse Seller for, any and all Losses (as defined below) incurred or sustained by, or imposed upon, Seller based upon, arising out of, with respect to or by reason of any inaccuracy in or breach of any of the representations, warranties covenants or agreements of Buyer contained in this Agreement.
3.2 Buyer Indemnity. Subject to Section 3.3, Seller shall indemnify and defend Buyer against, and shall hold Buyer harmless from and against, and shall pay and reimburse Buyer for, any and all Losses (as defined below) incurred or sustained by, or imposed upon, Buyer based upon, arising out of, with respect to or by reason of any inaccuracy in or breach of any of the representations, warranties covenants or agreements of Seller or the Company contained in this Agreement.
3.3 Losses. As used in this Agreement, “Losses” means losses, damages, liabilities, deficiencies, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees. Notwithstanding anything to the contrary herein, none of the Parties shall be required to pay or reimburse Losses in excess of $1,000,000 and none of the Parties shall be permitted to bring any claim pursuant to Section 3.1 or Section 3.2 of this Agreement after the date that is eighteen (18) months after the Closing Date.
ARTICLE 4
MISCELLANEOUS
4.1 Amendment. This Agreement may not be amended or modified except by written instrument signed by all Parties.
4.2 Confidentiality. Except as required by law, or any state or federal rule or regulation, including, but not limited to, any securities law filings required by the Parties, no Party shall make or issue a public statement that specifically names any other Party without such other Party’s prior written consent.
4.3 Entire Agreement. This Agreement constitutes the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements whether written or otherwise.
4.4 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to its principles of conflicts of laws. ALL ACTIONS HEREUNDER MUST BE BROUGHT IN THE FEDERAL COURTS IN NEVADA WITHOUT REGARD TO ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF THE PARTIES. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH ACTION. THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURTS, AND HEREBY WAIVE ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION TO ENFORCE OR INTERPRET THE PROVISIONS OF THIS AGREEMENT.
4.5 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10

4.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.
4.7 Headings. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.
4.8 Delivery by PDF and Facsimile. This Agreement and any amendments hereto, to the extent signed and delivered by means of portable document format (“PDF”) or a facsimile machine, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any Party hereto or to any such contract, each other Party hereto or thereto shall re-execute original forms thereof and deliver them to all other Parties. No Party hereto or to any such contract shall raise the use of PDF or a facsimile machine to deliver a signature or the fact that any signature or contract was transmitted or communicated through the use of PDF or a facsimile machine as a defense to the formation of a contract and each such Party forever waives any such defense.
4.9 Termination.
(a) Notwithstanding anything contained herein to the contrary, this Agreement may be terminated:
(i) at any time prior to the Closing Date, by mutual written agreement of Seller and Buyer;
(ii) at any time after March 31, 2019 (the “Termination Date”) and prior to the Closing, by Buyer, if (A) the Closing shall not have been consummated on or before the Termination Date and (B) the failure to consummate the Closing on or before the Termination Date did not result from the failure by Buyer to perform or comply with any covenant or agreement contained in this Agreement required to be performed or complied with prior to the Closing by Buyer;
(iii) at any time after the Termination Date and prior to the Closing, by Seller, if (A) the Closing shall not have been consummated on or before the Termination Date and (B) the failure to consummate the Closing on or before the Termination Date did not result from the failure by Seller or its Affiliates to perform or comply with any covenant or agreement contained in this Agreement required to be performed or complied with prior to the Closing by Seller;
(iv) at any time prior to the Closing, by Buyer, if Seller shall have breached in any material respect any of the representations, warranties, covenants or agreements of Seller contained in this Agreement and such breach cannot be or has not been cured by Seller, in all material respects, prior to the earlier of the date that is forty-five (45) days after written notice thereof shall have been given to Seller or the Termination Date; or
(v) at any time prior to the Closing, by Seller, if Buyer shall have breached in any material respect any of the representations, warranties, covenants or agreements of Buyer contained in this Agreement and such breach cannot be or has not been cured by Buyer, in all material respects, prior to the earlier of the date that is forty-five (45) days after written notice thereof shall have been given to Buyer or the Termination Date.
(b) If this Agreement is terminated pursuant to Section 4.9(a), this Agreement, except for the provisions of Articles 3 and 4, shall become null and void and have no further force or effect and none of the Parties or any of their respective affiliates or any of their representatives shall have any liability in respect of such termination.
 4.10 Notices.
All notices shall be in writing to the applicable address set forth below and shall be given by personal delivery or recognized international overnight courier. All notices shall be effective and shall be deemed delivered on the date of delivery if delivered before 5:00 p.m. local destination time on a business day, otherwise on the next business day after delivery. Each party will send a copy of their notice by email, as a courtesy, but the notice will not be valid until delivered in writing. Any notice delivered by email shall only be deemed to be official notice hereunder if the Party receiving such email confirms receipt in writing.

11

To the Buyer or the Company:	Tonogold Resources, Inc., 5666 La Jolla Boulevard, #315, La Jolla, CA 92037 Email: mjashley3@gmail.com

To the Seller:	Comstock Mining Inc. 1200 American Flat Road, PO Box 1118, Virginia City, NV 89440 Email: DeGasperis@comstockmining.com

Each Party may change its address from time to time by notice given in the manner described above.
4.11 No Assignment. Except as provided below, no Party may assign or delegate any rights or obligations under this Agreement or any other Transaction Document without first obtaining the written consent of the other Parties hereto; provided, however, that Tonogold may assign this Agreement to any successor of Tonogold (whether by merger, consolidation or amalgamation).
4.12 Attorney's Fees. If either party hereto employs an attorney in connection with claims against another party arising from the operation of this Agreement, each party shall individually be responsible for all of its own fees and expenses incurred. The provisions of this Section shall survive the termination or the Closing of this Agreement.

ARTICLE 5
REMEDIES
5.1 Seller's Remedies. In the event that Buyer is obligated to complete the Closing under this Agreement but fails to do so (for reasons other than Seller’s failure to perform hereunder), Seller shall be entitled, to terminate this Agreement and recover all Earnest Money and other non-refundable deposits received by Seller as liquidated damages (the “Liquidated Damages”). Seller and Buyer agree that Seller’s damages resulting from Buyer's default are difficult, if not impossible, to determine and the Liquidated Damages is a fair estimate of those damages which has been agreed to in an effort to cause the amount of such damages to be certain. This liquidated damages clause is included in this Agreement upon the express agreement of Buyer and Seller, and the parties hereby waive any right to challenge the enforceability of this clause.
5.2 Buyer's Remedies. In the event that Seller is obligated to complete the Closing under this Agreement but fails to do so (for reasons other than Buyer’s failure to perform hereunder), Buyer may elect to terminate this Agreement and recover the Liquidated Damages, which Seller shall have an obligation to deliver to an account designated by Buyer. Seller and Buyer agree that Buyer’s damages resulting from Seller's default are difficult, if not impossible, to determine and the Liquidated Damages is a fair estimate of those damages which has been agreed to in an effort to cause the amount of such damages to be certain. This liquidated damages clause is included in this Agreement upon the express agreement of Buyer and Seller, and the parties hereby waive any right to challenge the enforceability of this clause.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

TONOGOLD RESOURCES, INC.

By:	/s/ Mark Ashely
Name:	Mark Ashley
Title:	Chief Executive Officer

COMSTOCK MINING INC.

By:	/s/ Corrado DeGasperis
Name:	Corrado DeGasperis
Title:	Executive Chairman, President and CEO

COMSTOCK MINING LLC, by its manager Comstock Mining Inc.

By:	/s/ Corrado DeGasperis
Name:	Corrado DeGasperis
Title:	Executive Chairman, President and CEO

13

Schedule 1
PROCEEDINGS PENDING OR THREATENED

To the actual knowledge of Seller, the following is the only legal proceeding pending by or against, or threatened against or by the Seller or Company:

On October 30, 2018, Comstock Mining Inc. (the “Seller”) was served in a suit by Precious Royalties LLC (“Precious”). Comstock Mining LLC (the “Company”) is not a party to the suit. Precious holds a 1.15% NSR royalty interest in five of the mining patents included in the Lucerne Properties and six of the mining patents subject to the Mineral Exploration and Mining Lease. The suit concerns the royalties paid to Precious for mining production during the period 2012 to 2016. Precious seeks damages in the amount of $510,247, plus accrued interest at 18% per annum. The Seller’s position is that the suit is without merit, and has retained counsel to vigorously defend the suit.

14

Schedule 2
LIABILITIES, OBLIGATIONS, CLAIMS OR LOSSES

To the actual knowledge of Seller, the following are the only liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) incurred by the Company, other than those incurred in the ordinary course of the Company’s business or which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Change on the Company’s business or assets.

The Company has accrued $115,000 of royalties' payable, based on an internal audit of royalties paid during the period 2012 through 2016.

15

Schedule 3
HAZARDOUS MATERIALS RELEASES

To the actual knowledge of seller, the oral or written notifications of a release of a Hazardous Material filed by or on behalf of the Company in the three year period 2015 to 2018 are as follows:

•
On January 22, 2017 approximately 97,000 gallons of solution was released from the Event Pond due to multiple, extreme precipitation events. A second release, of 680,000 gallons, occurred on February 10, 2017. The solutions were mitigated pre-release by treatment with hydrogen peroxide. The spills were reported, as required, to the Nevada Department of Environmental Protection (NDEP), which approved the Company’s sampling and remediation plan. Neither of these events resulted in any fines.

16

Schedule 4
CONTRACTS

The Material Contracts that the Company is either a party to, bound by, subject to or otherwise has rights or benefits under are as follows:

•	Mining Claim Deed with assignment of royalties for the Obester properties, recorded in Storey County April 2, 2010.

•	Deed with assignment of royalties for the Donovan properties, recorded in Storey County July 16, 2010.

•	Northern Comstock LLC Operating Agreement, dated October 20, 2010, as amended August 27, 2015 and September 28, 2015.

•	Precious Royalties Settlement Agreement and Assignment of Mineral Interest and Net Smelter Interest, dated December 17, 2012, and recorded in Storey County.

•	GF Capital 2 LP Senior Secured Debenture, dated January 13, 2017.

•	Lucerne Comstock Mine Project Option Agreement with Tonogold, dated October 3, 2017, with an Option Supplement Agreement dated April 3, 2018.

The Company is subject to, or has rights or benefits under the following contracts through its Northern Comstock Interests:

•	Mineral Exploration and Mining Lease Agreement with the Sutro Tunnel Company, dated January 1, 2008. Currently on a month to month basis while an extension is being negotiated.

•	Mineral Exploration and Mining Lease with Virginia City Ventures, dated January 1, 2008.

Grant of Royalty Interest to Art Wilson, dated August 26, 2006, and recorded in Storey County August 23, 2006.

17

Exhibit A – “Properties”
(Membership Interest Purchase Agreement)

The following patents, fee land, and unpatented mining claims are included in the Lucerne Properties, as defined in the Membership Interest Purchase Agreement, and are shown in Figures A1 and A2, below.

A.1: Fee and Patented Lands Owned by Company

Parcel No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
002-112-02	Lot 40	Comstock Mining Inc.	Fee	1.6	Storey	0%	None
002-112-02	Lot 41	Comstock Mining Inc.	Fee	2.0	Storey	0%	None
002-112-02	Lot 42	Comstock Mining Inc.	Fee	1.6	Storey	0%	None
002-122-02	D-8 Lot 47-50 & 52	Comstock Mining Inc.	Fee	3.4	Storey	0%	None
002-141-03	Lot 33	Comstock Mining Inc.	Fee	1.9	Storey	0%	None
002-141-07	2586 Keystone Circle Vacant Lot	Comstock Mining Inc.	Fee	1.3	Storey	0%	None
002-141-15	Lot 27 D	Comstock Mining LLC	Fee	14.6	Storey	0%	None
002-141-16	Lot 30	Comstock Mining LLC	Fee	3.0	Storey	0%	None
002-141-16	Lot 31	Comstock Mining Inc.	Fee	0.9	Storey	0%	None
002-141-16	Lot 32	Comstock Mining Inc.	Fee	5.9	Storey	0%	None
002-142-01	Lot 53-54	Comstock Mining Inc.	Fee	1.2	Storey	0%	None
002-142-01	Lot 55 South 40ft	Comstock Mining Inc.	Fee	0.6	Storey	1%	Art Wilson
002-142-03	Lot 57	Comstock Mining Inc.	Fee	1.5	Storey	0%	None
002-151-01	Lot 34	Comstock Mining Inc.	Fee	1.8	Storey	0%	None
002-151-03	Lot 36 E 200ft	Comstock Mining Inc.	Fee		Storey
002-151-04	Pt Lot 36	Comstock Mining Inc.	Fee		Storey
002-151-06	Pty Lot 35	Comstock Mining Inc.	Fee		Storey
002-161-01	Lot 37	Comstock Mining Inc.	Fee	0.4	Storey	0%	None
002-161-01	Lot 38	Comstock Mining Inc.	Fee	0.3	Storey	0%	None
002-161-01	Lot 39	Comstock Mining Inc.	Fee	0.8	Storey	0%	None
002-161-01	Lot 40	Comstock Mining Inc.	Fee	0.2	Storey	0%	None
002-161-01	Lot 41	Comstock Mining Inc.	Fee	0.2	Storey	0%	None
002-161-01	Lot 42	Comstock Mining Inc.	Fee	1.2	Storey	0%	None
002-161-01	Lot 43	Comstock Mining Inc.	Fee	0.7	Storey	0%	None
002-161-01	Lot 44	Comstock Mining Inc.	Fee	0.2	Storey	0%	None
002-161-01	Lot 45	Comstock Mining Inc.	Fee	0.2	Storey	0%	None
002-161-01	Lot 46	Comstock Mining Inc.	Fee	1.7	Storey	0%	None
800-000-91	Niagra (surface)	Comstock Mining LLC	Fee	2.6	Storey	1.5%	Donovan
800-000-92	South Comstock (surface)	Comstock Mining LLC	Fee	12.1	Storey,Lyon	1.5%	Donovan
800-000-93	Tarto	Comstock Mining LLC	Patent	0.8	Storey	1.5%	Donovan
800-000-94	Hartford	Comstock Mining LLC	Patent	15.0	Storey	1.5%	Donovan
800-000-95	Succor	Comstock Mining LLC	Patent	4.8	Storey	1.5%	Donovan
800-000-96	Olympia	Comstock Mining LLC	Patent	5.6	Storey	1.5%	Donovan
800-000-97	Hardluck	Comstock Mining LLC	Patent	6.2	Storey	1.5%	Donovan
800-000-98	Friendship	Comstock Mining LLC	Patent	4.5	Storey	1.5%	Donovan
800-000-99	Brown	Comstock Mining LLC	Patent	2.8	Storey	1.5%	Donovan
800-001-08	St. Louis	Comstock Mining LLC	Patent	7.4	Storey	2.15%	Obester 1
800-001-09	Green	Comstock Mining LLC	Patent	10.8	Storey,Lyon	2.15%	Obester 1
800-001-11	Echo	Comstock Mining LLC	Patent	6.9	Storey	2.15%	Obester 1
800-001-12	Lucerne	Comstock Mining LLC	Patent	8.4	Storey	2.15%	Obester 1
800-001-13	St. Louis	Comstock Mining LLC	Patent	7.4	Storey	2.15%	Obester 1
800-002-71	Billie the Kid	Comstock Mining LLC	Patent	16.0	Storey,Lyon	2.15%	Obester 1

18

800-002-72	Comet N Ext	Comstock Mining Inc.	Patent	1.8	Storey	2.50%	Genco

A.2: Unpatented Claims Owned by Company

BLM No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC1000122	Omaha Fraction #1	Comstock Mining LLC	Lode	6.99	Storey	0	None
NMC1000123	Omaha Fraction #2	Comstock Mining LLC	Lode	0.98	Storey	0	None
NMC1000125	Omaha Fraction #4	Comstock Mining LLC	Lode	0.2	Storey	0	None
NMC1000126	Omaha Fraction #5	Comstock Mining LLC	Lode	0.23	Storey	0	None
NMC1000127	Omaha Fraction #6	Comstock Mining LLC	Lode	1.88	Storey	0	None
NMC1000128	Omaha Fraction #7	Comstock Mining LLC	Lode	1.01	Storey	0	None
NMC1000129	Omaha Fraction #8	Comstock Mining LLC	Lode	0.17	Storey	0	None
NMC1000130	Omaha Fraction #9	Comstock Mining LLC	Lode	3.23	Storey	0	None
NMC1000131	Omaha Fraction #10	Comstock Mining LLC	Lode	3.77	Storey	0	None
NMC1000137	Omaha Fraction #18	Comstock Mining LLC	Lode	1.34	Storey	0	None
NMC1062751	Plum Fraction 6	Comstock Mining LLC	Lode	0.4	Storey	0	None
NMC1062752	Plum Fraction 7	Comstock Mining LLC	Lode	0.04	Storey	0	None
NMC1062753	Plum Fraction 8	Comstock Mining LLC	Lode	0.18	Storey	0	None
NMC1062754	Plum Fraction 9	Comstock Mining LLC	Lode	1.68	Storey	0	None
NMC1062755	Plum Fraction 10	Comstock Mining LLC	Lode	5.19	Storey	0	None
NMC1062756	Plum Fraction 11	Comstock Mining LLC	Lode	0.55	Storey	0	None
NMC1062758	Plum Fraction 13	Comstock Mining Inc.	Lode	0.4	Storey,Lyon	0	None
NMC1093495	KC Frac	Comstock Mining LLC	Lode	0.09	Storey	0	None
NMC1093497	Arastr Frac 1	Comstock Mining LLC	Lode	0.09	Storey	0	None
NMC1093498	Arastr Frac 2	Comstock Mining LLC	Lode	0.07	Storey	0	None
NMC1093499	Arastr Frac 3	Comstock Mining LLC	Lode	0.02	Storey	0	None
NMC1093500	Arastr Frac 4	Comstock Mining LLC	Lode	0.22	Storey	0	None
NMC1093501	Arastr Frac 5	Comstock Mining LLC	Lode	0.02	Storey	0	None
NMC1093502	Arastr Frac 6	Comstock Mining LLC	Lode	0.01	Storey	0	None
NMC1093503	Arastr Frac 7	Comstock Mining Inc.	Lode	0	Storey	0	None
NMC1093504	DG Frac	Comstock Mining LLC	Lode	0.55	Storey,Lyon	0	None
NMC416033	Vindicator #8	Comstock Mining LLC	Lode	6.21	Storey,Lyon	1.5%	Donovan
NMC416040	Hartford St Louis Frac	Comstock Mining LLC	Lode	1.88	Storey	1.5%	Donovan
NMC416041	Green St Louis Frac	Comstock Mining LLC	Lode	3.04	Storey,Lyon	1.5%	Donovan
NMC416042	Hartford South Extension	Comstock Mining LLC	Lode	1.49	Storey	1.5%	Donovan
NMC416043	Echo St Louis Frac	Comstock Mining LLC	Lode	0.25	Storey	1.5%	Donovan
NMC416044	Justice Lucerne Frac	Comstock Mining LLC	Lode	1.61	Storey	1.5%	Donovan
NMC416045	S Comstock St Louis Frac	Comstock Mining LLC	Lode	0.57	Storey	1.5%	Donovan
NMC416046	Justice Woodville Frac	Comstock Mining LLC	Lode	3.08	Storey	1.5%	Donovan
NMC416047	New Deal Fraction	Comstock Mining LLC	Lode	3.84	Storey	1.5%	Donovan
NMC416048	Cliff House Fraction	Comstock Mining LLC	Lode	2.69	Storey	1.5%	Donovan
NMC416049	Big Mike	Comstock Mining LLC	Lode	18.03	Storey	1.5%	Donovan
NMC676492	Hartford Lucerne Frac	Comstock Mining LLC	Lode	0.82	Storey	1.5%	Donovan
NMC810321	Lee #5	Comstock Mining LLC	Lode	1.49	Storey	0	None
NMC810323	Lee #2	Comstock Mining LLC	Lode	19.1	Storey	0	None
NMC810324	Lee #3	Comstock Mining LLC	Lode	4.55	Storey	0	None
NMC814553	Lee #8	Comstock Mining LLC	Lode	3.84	Storey	0	None
NMC814554	Lee #9	Comstock Mining LLC	Lode	14.6	Storey	0	None
NMC821729	Comstock #1	Comstock Mining LLC	Lode	12.99	Storey	0	None
NMC821730	Comstock #2	Comstock Mining LLC	Lode	13.33	Storey	0	None
NMC821731	Comstock #3	Comstock Mining LLC	Lode	7.36	Storey	0	None

19

NMC821740	Comstock #12	Comstock Mining LLC	Lode	20.66	Storey	0	None
NMC821741	Comstock #13	Comstock Mining LLC	Lode	16.54	Storey	0	None
NMC821745	Comstock #17	Comstock Mining LLC	Lode	17.37	Storey	0	None
NMC821746	Comstock #18	Comstock Mining LLC	Lode	13.01	Storey	0	None
NMC871496	Comstock 119	Comstock Mining LLC	Lode	3.65	Storey	0	None
NMC871497	Comstock 120	Comstock Mining LLC	Lode	1.49	Storey	0	None
NMC871502	Comstock 125	Comstock Mining LLC	Lode	15.2	Storey	0	None
NMC871503	Comstock 126	Comstock Mining LLC	Lode	2.96	Storey	0	None
NMC871504	Comstock 127	Comstock Mining LLC	Lode	6.73	Storey	0	None
NMC871505	Comstock 128	Comstock Mining LLC	Lode	1.28	Storey	0	None
NMC884216	Plum	Comstock Mining LLC	Lode	13.33	Storey	0	None
NMC965375	Ghost 1	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC965376	Ghost 2	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC965377	Ghost 3	Comstock Mining LLC	Lode	15.52	Storey	0	None
NMC965378	Ghost 4	Comstock Mining LLC	Lode	16.94	Storey	0	None
NMC965379	Ghost 5	Comstock Mining LLC	Lode	12	Storey	0	None
NMC965380	Ghost 6	Comstock Mining LLC	Lode	13.35	Storey	0	None
NMC965381	Ghost 7	Comstock Mining LLC	Lode	8.29	Storey,Lyon	0	None
NMC983372	Comstock Lode 119	Comstock Mining LLC	Lode	18.05	Storey	0	None
NMC983373	Comstock Lode 120	Comstock Mining LLC	Lode	0.39	Storey	0	None
NMC992973	Comstock Lode 169	Comstock Mining LLC	Lode	1.37	Storey	0	None
NMC992974	Comstock Lode 172	Comstock Mining LLC	Lode	19.37	Storey	0	None
NMC992978	Comstock Lode 176	Comstock Mining LLC	Lode	15.5	Storey	0	None

A.3: Fee and Patented Lands Owned by Northern Comstock LLC

Parcel No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
002-121-01	Lot 17	Northern Comstock LLC	Fee	2.6	Storey	1%	Art Wilson
002-121-01	Lot 16	Northern Comstock LLC	Fee	0.6	Storey	1%	Art Wilson
002-121-01	Lot 19	Northern Comstock LLC	Fee	2.0	Storey	1%	Art Wilson
002-121-01	Lot 20	Northern Comstock LLC	Fee	0.4	Storey	1%	Art Wilson
002-121-01	Lot 21	Northern Comstock LLC	Fee	0.3	Storey	1%	Art Wilson
002-121-01	Lot 22	Northern Comstock LLC	Fee	0.6	Storey	1%	Art Wilson
002-122-01	D-8 Lot 43	Northern Comstock LLC	Fee	1.7	Storey	1%	Art Wilson
002-122-01	D-8 Lot 43.5	Northern Comstock LLC	Fee	0.1	Storey	1%	Art Wilson
002-122-01	D-8 Lot 44	Northern Comstock LLC	Fee	1.2	Storey	1%	Art Wilson
002-122-01	D-8 Lot 45	Northern Comstock LLC	Fee	0.8	Storey	1%	Art Wilson
002-122-01	D-8 Lot 46	Northern Comstock LLC	Fee	0.6	Storey	1%	Art Wilson
002-131-01	Lot 51	Northern Comstock LLC	Fee	25.8	Storey	0%	None
002-142-02	Lot 56	Northern Comstock LLC	Fee	0.4	Storey	1%	Art Wilson
002-151-02	Lot 36	Northern Comstock LLC	Fee	4.5	Storey	1%	Art Wilson
002-151-05	Lot 35	Northern Comstock LLC	Fee	0.6	Storey	1%	Art Wilson
800-000-78	Holman	Northern Comstock LLC	Patent	8.9	Storey	1%	Art Wilson
800-000-80	White	Northern Comstock LLC	Patent	11.9	Storey	1%	Art Wilson
800-000-81	Cliffhouse	Northern Comstock LLC	Patent	16.9	Storey/Lyon	1%	Art Wilson

20

800-000-82	Black Bird	Northern Comstock LLC	Patent	11.0	Storey	1%	Art Wilson
800-000-83	South Alamo	Northern Comstock LLC	Patent	9.4	Storey	1%	Art Wilson
800-000-84	East Alamo Ledge	Northern Comstock LLC	Patent	12.0	Storey	1%	Art Wilson
800-000-85	Corey Jay Boer	Northern Comstock LLC	Patent	7.4	Storey	1%	Art Wilson
800-000-86	Bells Hill (Lager Beer #1)	Northern Comstock LLC	Patent	4.0	Storey	1%	Art Wilson
800-000-86	German (Lager Beer #2)	Northern Comstock LLC	Patent	3.4	Storey	1%	Art Wilson
800-000-87	Sebastopol	DWC Resources Inc.	Patent	0.8	Storey	1%	Art Wilson
800-000-88	Wedge	Northern Comstock LLC	Patent	1.3	Storey	1%	Art Wilson
800-000-89	Ledge Lode	DWC Resources Inc.	Patent		Storey	1%	Art Wilson
800-000-90	Overland	DWC Resources Inc.	Patent	0.5	Storey	1%	Art Wilson
800-001-14	Justice	Northern Comstock LLC	Patent	19.2	Storey	1%	Art Wilson
800-001-15	Woodville	Northern Comstock LLC	Patent	5.3	Storey	1%	Art Wilson
800-001-16	Keystone Comstock	Northern Comstock LLC	Patent	12.1	Storey	1%	Art Wilson
800-001-17	Memphis	Northern Comstock LLC	Patent	13.0	Storey	1%	Art Wilson
800-001-18	Chonta Lode	Northern Comstock LLC	Patent	7.5	Storey	1%	Art Wilson
800-001-19	Front Lode N	Northern Comstock LLC	Patent	1.6	Storey	1%	Art Wilson
800-001-19	Front Lode S	Northern Comstock LLC	Patent	8.8	Storey	1%	Art Wilson
800-000-77	South Comstock (minerals)	Northern Comstock LLC	Patent	12.1	Storey,Lyon	1%	Art Wilson
800-000-79	Niagra (minerals)	Northern Comstock LLC	Patent	2.6	Storey	1%	Art Wilson

A.4: Unpatented Mining Claims Owned by Northern Comstock LLC

BLM No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC116351	Windy Fraction	De La Mare RW	Lode	0.3	Storey	1%	Art Wilson
NMC116353	Cook & Gray	De La Mare RW	Lode	1.77	Storey	1%	Art Wilson
NMC116356	Flora Temple	De La Mare RW	Lode	0.19	Storey	1%	Art Wilson
NMC116358	Overland	De La Mare RW	Lode	2.72	Storey	1%	Art Wilson
NMC116359	Cumberland #2	De La Mare RW	Lode	5.46	Storey	1%	Art Wilson
NMC116360	Cumberland #3	De La Mare RW	Lode	0.95	Storey	1%	Art Wilson
NMC116362	Overlap	De La Mare RW	Lode	8.46	Storey	1%	Art Wilson
NMC116363	Overlap #1	De La Mare RW	Lode	1.11	Storey	1%	Art Wilson
NMC116369	Cumberland Frac	De La Mare RW	Lode	1.87	Storey	1%	Art Wilson
NMC555211	Overlap #3	DWC Resources Inc.	Lode	5.88	Storey	1%	Art Wilson
NMC705982	New Flora Temple	DWC Lode Mines	Lode	5.16	Storey	1%	Art Wilson
NMC705983	Woodville Extension	DWC Lode Mines	Lode	10.31	Storey	1%	Art Wilson

A.5: Fee and Patented Properties Controlled by Northern Comstock LLC[2] through Sutro Lease

Parcel No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
001-044-06	Rng E Lot 8	Sutro	Fee	0.1	Storey	5%	Sutro
001-056-02	Rng E Lot 1-14	Sutro	Fee	0.3	Storey	5%	Sutro
001-071-01	Rng A S Pt Lot 143	Sutro	Fee	2.3	Storey	5%	Sutro
001-113-02	Rng H Lot 5-6	Sutro	Fee	0.2	Storey	5%	Sutro
001-113-04	Block 250 Lot 7	Sutro	Fee	0.3	Storey	5%	Sutro
002-011-09	Rng O-1 Pt Lot 40	Sutro	Fee	1.5	Storey	5%	Sutro
002-021-01	Rng O-1 Pt Lot 43	Sutro	Fee	2.5	Storey	5%	Sutro
002-022-01	Rng O-1 Lot 42	Sutro	Fee	1.0	Storey	5%	Sutro
002-031-27	Rng O-1 Pt Lot 34	Sutro	Fee	1.1	Storey	5%	Sutro
002-041-17	Rng O-1 Lot 8E,Pt 27	Sutro	Fee	0.4	Storey	5%	Sutro
002-041-18	Rng O-1 Lot 25-26,Pt 27	Sutro	Fee	0.5	Storey	5%	Sutro
002-041-20	Rng O-1 Pt Lot 8	Sutro	Fee	0.2	Storey	5%	Sutro

21

002-052-24	Rng P-2 Pt Lot 1	Sutro	Fee	1.5	Storey	5%	Sutro
002-052-25	Rng P-2 Lot 11-12	Sutro	Fee	0.1	Storey	5%	Sutro
002-061-01	Rng O-1 Lot 10-11	Sutro	Fee	0.4	Storey	5%	Sutro
002-061-05	Rng O-1 Lot 21	Sutro	Fee	0.1	Storey	5%	Sutro
002-061-11	Rng O-1 Lot 12	Sutro	Fee	0.2	Storey	5%	Sutro
002-061-12	Rng O-1 Lot 13-14	Sutro	Fee	0.2	Storey	5%	Sutro
002-062-02	Rng C-4 Lot 3-4	Sutro	Fee	0.3	Storey	5%	Sutro
002-062-03	Rng B-1 Lot 1-7	Sutro	Fee	0.3	Storey	5%	Sutro
002-062-06	Rng B-1 Lot 12, Pt 13	Sutro	Fee	0.1	Storey	5%	Sutro
002-062-15	Rng C-5 Lot 36-37	Sutro	Fee	0.1	Storey	5%	Sutro
002-062-21	Rng C-5 Lot 1-2,34-35	Sutro	Fee	0.3	Storey	5%	Sutro
002-062-22	Rng C-5 Lot 33	Sutro	Fee	0.1	Storey	5%	Sutro
002-062-40	Rng C-4 Lot 12,19	Sutro	Fee	0.1	Storey	5%	Sutro
002-062-42	Rng A-1 Lot 1-5,7-8,15-16	Sutro	Fee	0.5	Storey	5%	Sutro
002-062-44	Rng B-2 Lot 6-9	Sutro	Fee	0.1	Storey	5%	Sutro
002-062-59	Rng C-5 Pt Lot 14,15	Sutro	Fee	0.2	Storey	5%	Sutro
002-063-10	Rng D-2 Pt Lot 15	Sutro	Fee	0.1	Storey	5%	Sutro
002-063-13	Rng D-1 Lot 28	Sutro	Fee	0.1	Storey	5%	Sutro
002-063-16	Rng D-1 Lot 11,23-27	Sutro	Fee	0.4	Storey	5%	Sutro
002-063-17	Rng D-1 Lot 15,19-22,29	Sutro	Fee	0.3	Storey	5%	Sutro
002-063-18	Rng D-1 Lot 14	Sutro	Fee	0.0	Storey	5%	Sutro
002-063-19	Rng D-1 Lot 16-18	Sutro	Fee	0.2	Storey	5%	Sutro
002-063-21	Rng D-1 Lot 1-2	Sutro	Fee	0.6	Storey	5%	Sutro
002-071-01	Rng A-1 Lot 33-35	Sutro	Fee	1.3	Storey	5%	Sutro
002-071-05	Rng A-1 Lot 37,37.5	Sutro	Fee	0.7	Storey	5%	Sutro
002-071-06	Rng B-2 Lot 36,36.5	Sutro	Fee	1.0	Storey	5%	Sutro
002-071-22	Rng A-1 Lot 35.5,36	Sutro	Fee	0.4	Storey	5%	Sutro
002-071-36	Rng B-2 Lot 27-29,37; C-5 Lot 25-27	Sutro	Fee	1.8	Storey	5%	Sutro
002-071-38	Rng B-2 Lot 38	Sutro	Fee	0.4	Storey	5%	Sutro
002-071-39	Rng B-2 Lot 39	Sutro	Fee	0.4	Storey	5%	Sutro
002-075-01	Rng E-3 Lot 10-14	Sutro	Fee	0.5	Storey	5%	Sutro
002-082-01	Rng D-7 Lot 1,2,19	Sutro	Fee	0.1	Storey	5%	Sutro
002-082-06	Rng D-7 Lot 14	Sutro	Fee	0.1	Storey	5%	Sutro
002-082-07	Rng D-7 Lot 15-16	Sutro	Fee	0.1	Storey	5%	Sutro
002-082-08	Rng D-7 Lot 17-18	Sutro	Fee	0.2	Storey	5%	Sutro
002-083-03	Rng E-4 Lot 19-21	Sutro	Fee	0.4	Storey	5%	Sutro
002-083-04	Rng E-4 Lot 23-28	Sutro	Fee	0.8	Storey	5%	Sutro
002-083-05	Rng E-4 Lot 29-30,35	Sutro	Fee	0.8	Storey	5%	Sutro
002-083-08	Rng E-4 Lot 9-18,22,31-34,36-37	Sutro	Fee	2.4	Storey	5%	Sutro
002-121-02	Rng C-6 Lot 24	Sutro	Fee	0.4	Storey	5%	Sutro
002-121-02	Rng C-6 Lot 23	Sutro	Fee	0.2	Storey	5%	Sutro
002-141-05	K-E Lot 1	Sutro	Fee	1.1	Storey	5%	Sutro
002-141-08	K-E Lot 5	Sutro	Fee	1.0	Storey	5%	Sutro
002-141-09	K-E Lot 4	Sutro	Fee	1.1	Storey	5%	Sutro
002-141-10	K-E Lot 3	Sutro	Fee	1.1	Storey	5%	Sutro
002-141-11	Rng C-6 Pt Lot 26	Sutro	Fee	11.5	Storey	5%	Sutro
002-141-11	Rng C-6 Lot 28	Sutro	Fee	1.5	Storey	5%	Sutro
002-141-11	Rng C-6 Lot 29	Sutro	Fee	5.8	Storey	5%	Sutro
002-181-06	Rng F-1 Lot 40	Sutro	Fee	1.4	Storey	5%	Sutro
002-181-08	Rng F-1 Lot 18-20	Sutro	Fee	0.2	Storey	5%	Sutro
002-181-10	Rng F-1 Lot 11	Sutro	Fee	0.8	Storey	5%	Sutro
002-191-01	Rng H-1 Lot 1-41	Sutro	Fee	10.2	Storey	5%	Sutro
002-201-04	Rng G-1 Lot 34-35	Sutro	Fee	1.0	Storey	5%	Sutro

22

002-201-05	Rng G-1 Lot 37-38	Sutro	Fee	0.3	Storey	5%	Sutro
002-201-08	Rng G-1 Lot 46	Sutro	Fee	0.1	Storey	5%	Sutro
002-201-14	Rng G-1 Pt Lot 6	Sutro	Fee	0.0	Storey	5%	Sutro
002-201-15	Rng G-1 Lot 48	Sutro	Fee	0.0	Storey	5%	Sutro
002-201-16	Rng G-1 Lot 1-2	Sutro	Fee	0.4	Storey	5%	Sutro
002-201-20	Rng G-1 Lot 9	Sutro	Fee	0.0	Storey	5%	Sutro
002-201-22	Rng G-1 Lot 15	Sutro	Fee	0.0	Storey	5%	Sutro
002-201-26	Rng G-1 Lot 26-29,42-43	Sutro	Fee	0.7	Storey	5%	Sutro
002-201-30	Rng G-1 Lot 30-31	Sutro	Fee	0.2	Storey	5%	Sutro
002-201-31	Rng G-1 Lot 14	Sutro	Fee	0.1	Storey	5%	Sutro
002-201-32	Rng G-1 Lot 16-21,25,40-41,44	Sutro	Fee	1.5	Storey	5%	Sutro
002-202-01	Rng E-2,E-3 Lot 1-11,16	Sutro	Fee	1.3	Storey	5%	Sutro
002-202-05	Rng E-2 Lot 1,2,4	Sutro	Fee	0.5	Storey	5%	Sutro
002-211-02	Rng I-1 Lot 5-12	Sutro	Fee	1.0	Storey	5%	Sutro
002-211-03	Rng I-1 Lot 13-14	Sutro	Fee	0.1	Storey	5%	Sutro
002-211-04	Rng I-1 Lot 15-25	Sutro	Fee	1.1	Storey	5%	Sutro
002-211-05	Rng I-1 Lot 25	Sutro	Fee	0.1	Storey	5%	Sutro
002-211-06	Rng I-1 Lot 3-4	Sutro	Fee	2.3	Storey	5%	Sutro
002-211-07	Rng I-1 Lot 13-14	Sutro	Fee	0.1	Storey	5%	Sutro
002-221-02	Rng I-1 1/2 Lot 30	Sutro	Fee	8.3	Storey	5%	Sutro
002-231-01	N Ptn Block L-1	Sutro	Fee	10.4	Storey	5%	Sutro
002-241-01	Rng I-1 Lot 40-41	Sutro	Fee	2.2	Storey	5%	Sutro
002-242-01	Rng J-2 Lot 17-19	Sutro	Fee	0.6	Storey	5%	Sutro
002-243-01	Rng J-1 Lot 20	Sutro	Fee	3.0	Storey	5%	Sutro
002-252-01	Rng D-8 Lot 38	Sutro	Fee	1.1	Storey	5%	Sutro
002-254-01	Rng J-1 Lot 21	Sutro	Fee	0.8	Storey	5%	Sutro
800-000-66	Gould & Curry (above 1000')	Sutro	Patent	25.3	Storey	5%	Sutro
800-000-63	Julia	Sutro	Patent	9.2	Storey	5%	Sutro
800-000-64	La Cata	Sutro	Patent	13.8	Storey	5%	Sutro
800-000-65	Sara Ann	Sutro	Patent	13.8	Storey	5%	Sutro
800-001-40	Lady Washington	Sutro	Patent	5.7	Storey	5%	Sutro
800-001-41	Joesph Trench	Sutro	Patent	0.7	Storey	5%	Sutro
800-001-42	Burke & Hamilton	Sutro	Patent	1.3	Storey	5%	Sutro
800-001-43	Challenge	Sutro	Patent	1.5	Storey	5%	Sutro
800-001-44	Empire North	Sutro	Patent	1.8	Storey	5%	Sutro
800-001-45	Bacon (MS 58)	Sutro	Patent	1.5	Storey	5%	Sutro
800-001-46	Confidence	Sutro	Patent	4.0	Storey	5%	Sutro
800-001-47	Alpha	Sutro	Patent	8.6	Storey	5%	Sutro
800-001-48	Wm Sharon	Sutro	Patent	0.9	Storey	5%	Sutro
800-001-50	Kentuck MG.	Sutro	Patent	2.7	Storey	5%	Sutro
800-001-52	Ward	Sutro	Patent	7.1	Storey	5%	Sutro
800-001-53	Grosh	Sutro	Patent	15.5	Storey	5%	Sutro
800-001-54	Empire South	Sutro	Patent	0.7	Storey	5%	Sutro
800-001-55	Bacon (MS 59)	Sutro	Patent	0.6	Storey	5%	Sutro
800-001-56	Grosh	Sutro	Patent	5.3	Storey	5%	Sutro
800-001-57	Grosh	Sutro	Patent	7.4	Storey	5%	Sutro
800-001-58	Yellow Jacket	Sutro	Patent	6.0	Storey	5%	Sutro
800-001-59	Imperial	Sutro	Patent	2.6	Storey	5%	Sutro
800-001-60	Crown Point	Sutro	Patent	3.3	Storey	5%	Sutro
800-001-61	Kentuck	Sutro	Patent	0.9	Storey	5%	Sutro
800-001-62	Alta (Woodville)	Sutro	Patent	23.7	Storey	5%	Sutro
800-001-63	Exchequer	Sutro	Patent	10.0	Storey	5%	Sutro
800-001-64	Bullion (Comstock Lode)	Sutro	Patent	27.3	Storey	5%	Sutro

23

800-001-65	Capital	Sutro	Patent	9.2	Storey	5%	Sutro

A.6: Fee and Patented Properties Controlled by Northern Comstock LLC through Virginia City Ventures Lease

Parcel No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
800-000-60	Hale & Norcross	VCV	Patent	10.1	Storey	5%	VCV
800-002-69	Chollar Potosi (above 1000')	VCV	Patent	35.2	Storey	5%	VCV
800-000-61	Savage (above 1000')	VCV	Patent	19.4	Storey	5%	VCV

24

Exhibit A, Figure 1
Lucerne Properties
Legend
State Route
SUP
ROW
ROW to be constructed
Counties
Lucerne Area
Fee
Patent
Unpatent
Sutro Lease
N
1 inch = 1,000 feet
0
1,000
2,000
Feet
Source: Esri, DigitalGlobe, GeoEye, Earthstar Geographics, CNES/Airbus DS, USDA, USGS, AeroGRID, IGN, and the GIS User Community

Figure A1 "Lucerne Properties"

25

Exhibit A, Figure 2
Northern Comstock LLC
Legend
State Route
SUP
Counties
Northern Comstock LLC
Owned Fee
Owned Patent
Owned Unpatent
Sutro, Fee
Sutro Patent
VCV Patent
N
1 inch = 1,070 feet
Feet
0
1,100
2,200
800-000-69
001-071-01
800-000-61
800-000-60
800-002-69
001-056-02
001-044-06
002-011-09
800-000-64
800-000-65
002-022-01
800-001-64
002-052-24
002-181-10
800-001-63
002-031-27
002-021-01
002-181-06
800-001-59
002-061-01
800-001-41
800-001-48
800-001-54
800-001-55
800-001-53
800-001-56
800-001-52
800-001-57
800-001-58
002-191-01
002-201-04
002-211-06
800-001-60
002-211-02
002-202-01
002-062-42
002-062-21
002-062-44
002-062-59
002-071-06
002-071-01
002-071-22
002-071-36
002-071-05
002-221-02
002-083-08
002-071-38
002-071-39
002-241-01
002-231-01
002-083-03
002-242-01
002-243-01
800-001-19
002-254-01
002-252-01
800-001-18
002-121-01
002-122-01
002-131-01
800-001-16
002-141-05
002-141-08
800-001-40
800-001-17
800-001-62
800-001-65
002-141-11
002-142-02
800-001-14
800-001-15
NMC705983
NMC555211
800-000-83
800-000-84
800-000-82
800-000-88
NMC116358
NMC116363
800-000-90
NMC116369
800-000-78
NMC116359
NMC116362
800-000-86
NMC116356
800-000-87
NMC705982
800-000-80
800-000-85
NMC116353
NMC116351
002-151-05
800-000-91
800-000-81
800-000-77
Source: Esri, DigitalGlobe, GeoEye, Earthstar Geographics, CNES/Airbus DS, USDA, USGS, AeroGRID, IGN, and the GIS User Community

Figure A2 "Northern Comstock LLC"

26

Exhibit B – “NSR Royalty Agreement”
(Membership Interest Purchase Agreement)

Assessor’s Parcel Number N/S – not a deed.
Recorded at the request of
and when recorded return to:
Comstock Mining Inc.
1200 American Flat Road
P.O. Box 1118
Virginia City, NV 89440
The undersigned affirm that this document does not contain the personal information of any person.
NET SMELTER RETURNS ROYALTY AGREEMENT
This Net Smelter Returns Royalty Agreement (this “Agreement”), dated [_____], 2019 (“Effective Date”), is between Comstock Mining LLC, a Nevada limited liability company (the "Company") and Comstock Mining Inc., a Nevada corporation (“Comstock”). The Company and Comstock may be referred to herein individually as a “Party” or collectively as the “Parties.”
RECITALS
A. The Company and Comstock have entered into that certain Membership Interest Purchase Agreement dated [____], 2019 (the “Purchase Agreement”), pursuant to which Comstock agreed to sell one-hundred percent (100%) interest in the Company to Tonogold Resources Inc. in exchange for certain consideration, including the Company's agreement to grant to Comstock a production royalty equal to 1.5% of the Net Smelter Returns (the “NSR Royalty”) from the sale of silver gold, and any other valuable mineral or product extracted from the Lucerne Properties (as defined in the Purchase Agreement) or derived therefrom, and from any properties acquired by the Buyer or the Company in the future in a certain surrounding area of Storey County (the “Expanded Royalty Area”). See Figure B1 for a depiction of these properties.
B. The Company and Comstock desire to enter into this Agreement to define and establish the terms and conditions governing the production royalty. Unless otherwise indicated, capitalized terms used herein shall have the meanings ascribed to such terms in Schedule B1 (Definitions) of this Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I
ROYALTY TERM; CALCULATION; AND PAYMENT
1.1 Grant of Royalty. On the terms and subject to the conditions of this Agreement, the Company hereby grants, bargains, sells, transfers, conveys, and agrees to pay to Comstock the NSR Royalty. This royalty is in addition to, and separate from any prior, underlying royalty interests which may be associated with any of the properties.
1.2 Term. The NSR Royalty shall be paid with respect to silver, gold and any other valuable mineral or product extracted from the Lucerne Properties or derived therefrom, in perpetuity from the Effective Date forward.

27

1.3 Calculation and Payment of NSR Royalty. The Company will calculate the NSR Royalty payment due, if any, during each calendar quarter by multiplying 1.5% by the Net Smelter Returns for that calendar quarter. Upon determination by the Company that an NSR payment is due and owing to Comstock in a calendar quarter, the Company shall deliver to Comstock a payment by wire transfer in immediately available funds, within thirty (30) days after the end of the calendar quarter in which such payment is due, together with a copy of the Company accounting, sales data and the refinery and smelter settlement statements related to such payment. Comstock agrees to provide wiring instructions to the Company for such payments. The Company shall be entitled to rely on Comstock’s wiring instructions until such time as Comstock notifies the Company in writing of different wiring instructions. The Company will not be deemed to be in default under this Agreement and the time for making such payment shall be extended, if, at the time such payment is otherwise due, wire transfer facilities are not available for any reason, so long as the Company makes payment as soon as practicable after wire transfer facilities become available.
Amounts not timely paid shall draw interest at the rate of eighteen percent (18%) per annum on the unpaid royalty balance from the due date. After sixty (60) days, Comstock may file a lien on the Lucerne Properties in the amount of the unpaid royalty.
If it is subsequently determined that an overpayment or underpayment was made, neither the Company nor Comstock will be required to make an additional payment or a refund, as applicable, but the overpayment or underpayment shall be corrected in the next calendar quarter following determination that an adjustment is required.
1.4 Taxes. Comstock shall be responsible for its share of the Nevada net proceeds of minerals taxes and similar taxes enacted in the future based on the royalty. Comstock shall not be responsible for property taxes or similar taxes assessed against the Lucerne Properties.

ARTICLE II
INFORMATION; AUDITS; DISPUTES
2.1 Information. The Company shall keep accurate records of tonnage, volume of Products, analyses of Products, weight, moisture, assays of payable metal content, and any other information or data relevant to the calculation of Net Smelter Returns (including, but not limited to, settlement sheets, receipts, invoices or other information provided by purchasers of Products from the Company).
2.2 Audits. Comstock has the right to audit the records related to the calculation of the NSR Royalty. The audit may only be performed once during any calendar year for the immediately preceding calendar year, by Comstock’s subject matter experts and a licensed certified public accounting firm selected by mutual consent of the Parties and performed according to standards of the American Institute of Certified Public Accountants. Any audit under this Section may be conducted only after providing the Company ten (10) days’ advance written notice that Comstock intends to conduct an audit and shall be completed within ninety days (90) days after the end of the calendar year for which the audit is being conducted.
Each audit shall be conducted during the Company's regular business hours and in a manner that does not materially interfere with the Company's operations. Comstock shall pay all costs of any such audit, unless an audit reveals an underpayment of a royalty payment in an amount that is ten percent (10%) or more than the amount that Comstock was actually paid. In that case, the Company shall pay all costs of the audit. Any Company NSR Royalty calculation which Comstock does not audit within two (2) years of the applicable calendar quarter in accordance with this Section will be deemed final and will not thereafter be subject to audit or challenge.
2.3 Disputes. Any controversy or claim, whether based on contract, tort, statute or other legal or equitable theory (including, but not limited to, any claim of fraud, misrepresentation or fraudulent inducement or any question of validity or effect of this Agreement, including this clause) arising out of or related to this Agreement (including amendments or extensions), or the breach or termination of this Agreement shall be settled by arbitration in accordance with the then current Rules of the American Arbitration Association (“AAA”) for Commercial Arbitration. The arbitration shall be held in Reno, Nevada and there shall be a single arbitrator. The arbitrator shall be chosen subject to the rules and procedures as provided by the AAA and shall have a minimum of ten (10) years’

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experience in mining matters generally and in the subject matter of the dispute specifically. No person having a prior or existing attorney-client, business or family relationship with either of the Parties or their principal representatives or a financial interest in the dispute shall be qualified to act as arbitrator in accordance with this Agreement absent the express prior written consent of the Parties to this Agreement. The arbitrator shall determine the claims of the Parties and render a final award in accordance with the substantive law of the State of Nevada, excluding Nevada law regarding conflicts of laws. The arbitrator shall state the reasons for the award in writing. Except as required by applicable laws and regulations and the rules of any exchange on which the shares of the capital stock of the Company, Comstock and their affiliates are listed for trading (and then only after prior notice to the other Party), a Party shall not disclose the facts of the underlying dispute or the contents or results of the arbitration without the prior consent of the Parties. A judgment on the award may be entered by a court having jurisdiction in Nevada.

ARTICLE III
TRANSFER OF INTEREST
3.1 Transfer of Interest. Subject to restrictions set forth in the Transaction Documents (as defined in the Purchase Agreement), the Company may Transfer all or any portion of its interest in this Agreement or in the Lucerne Properties (whether by asset sale, equity sale, merger, amalgamation, operation of law or otherwise); provided, however, that the Company shall assure that any instrument of Transfer shall provide for the transferee’s express agreement to assume, perform and be bound by the Company's obligations under this Agreement. If the Company Transfers the whole of or an undivided interest in this Agreement, each transferee of an undivided interest shall separately pay to Comstock the NSR Royalty and perform the obligations under this Agreement accruing with respect to such transferee’s interest in and to the Lucerne Properties. If the Company Transfers the whole of or an undivided interest in this Agreement, liability for any default under or breach of any obligation under this Agreement shall rest exclusively upon the transferee of such interest in this Agreement which commits the default or breach; provided, however, that no Transfer shall relieve the Company, or its successors and assigns, of any liability or obligation under this Agreement with respect to the interest subject to such Transfer which accrues or arises before the effective date of the Transfer. If the Company Transfers ownership of a segregated portion of the Lucerne Properties, any default or breach by the transferee of such segregated portion of the Lucerne Properties shall not affect the rights of the Company in the segregated portion of the Lucerne Properties retained by it or the rights of the holders or owners of any other segregated portion of the Lucerne Properties.
ARTICLE IV
GENERAL
4.1 Right to Inspect. Once during each calendar year, Comstock or its authorized representative may, upon providing ten (10) days’ advance written notice to the Company and subject to the confidentiality obligations described in this Agreement, inspect the Company's records and data pertaining to the production and sale of gold and silver from the Lucerne Properties and the computation of the NSR Royalty for the calendar year in which the inspection is completed. Any such inspection shall be at Comstock’s own cost and risk and shall be conducted in a manner that will not materially interfere with the Company's operations. Comstock shall indemnify and hold harmless the Company and its Affiliates (including without limitation direct and indirect parent companies), and its or their respective directors, officers, shareholders, employees, agents, and attorneys, from and against any losses and liabilities which may be imposed upon, asserted against, or incurred by, any of them by reason of injury to Comstock or its authorized representatives resulting from the exercise of the rights given herein.
4.2 No Development Covenant. The Company has no obligation to mine, to continue mining, or to mine any particular quantities of ores from the Lucerne Properties or to recover gold, silver, or other minerals therefrom. The Company's only obligation is to pay the NSR Royalty to Comstock on any Product that is produced and sold from the Lucerne Properties subject to the terms and conditions in this Agreement. Comstock’s interest in the Lucerne Properties shall be solely that of a non-participating royalty holder and it shall have no rights to participate or influence management or decision-making regarding operations on the Lucerne Properties. Comstock expressly disclaims any implied covenants of diligence with respect to operations on the Lucerne Properties, including without limitation all exploration, development, mining, and processing operations.

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4.3 Notices. All notices shall be in writing to the applicable address set forth below and shall be given by personal delivery or recognized international overnight courier. All notices shall be effective and shall be deemed delivered on the date of delivery if delivered before 5:00 p.m. local destination time on a business day, otherwise on the next business day after delivery. Each party will send a copy of their notice by email, as a courtesy, but the notice will not be valid until delivered in writing. Any notice delivered by email shall only be deemed to be official notice hereunder if the Party receiving such email confirms receipt in writing.

To the Company:	Tonogold Resources, Inc., 5666 La Jolla Boulevard, #315, La Jolla, CA 92037 Email: mjashley3@gmail.com

To Comstock:	Comstock Mining Inc. 1200 American Flat Road, PO Box 1118, Virginia City, NV 89440 Email: DeGasperis@comstockmining.com

Each Party may change its address from time to time by notice given in the manner described above.
4.4 Confidentiality. Comstock agrees to keep confidential all information provided to it by the Company under this Agreement and not to disclose any such information to any third party without the prior written consent of the Company. This provision will not apply to information which otherwise comes into the public domain other than through the breach by Comstock of its obligations under this provision. Confidential information received by Comstock from the Company may be disclosed (a) to an affiliate, employee, officer, agent or consultant of Comstock (b) to a potential buyer of Comstock’s entire interest in the NSR Royalty (but only after obligating the third party to whom disclosure is being made to a written confidentiality agreement that binds such third party at least to the same extent Comstock is obligated under this Agreement, and providing a copy of the same to the Company), and (c) if and to the extent required in the ordinary course of events under any applicable law, regulation, court order, rule of any stock exchange or other legal requirement.
A Party shall not disclose pursuant to this Agreement any geological, engineering, or other data to any third party without disclosing the existence and nature of any disclaimers which accompany such data and the requirements of applicable law or regulation or rules of the applicable stock exchange for public reporting.
Nothing in this Agreement shall prevent the disclosure of confidential information delivered pursuant to this Agreement to the Parties’ directors, officers, lawyers, litigation consultants, litigation experts, accountants, auditors, lenders, insurers/reinsurers, regulators, or securities exchanges on which the securities of such Party or an Affiliate are listed or quoted, provided that the disclosure of the information is reasonably necessary to effectuate the terms of this Agreement, or is required for tax, financial reporting, stock exchange, or governmental compliance purposes.
The Parties shall consult with each other before issuing, and give each other a reasonable opportunity to review and comment upon, any press release or other public statements with respect to this Agreement and shall not issue any such press release or make any such public statements prior to such consultation and review, except as may be required by applicable law or the rules of any securities exchange, or as is impractical in the circumstances. Notwithstanding the foregoing the parties may make public statements in response to questions from the press, analysts, investors or those attending industry conferences so long as such statements are substantially consistent with the press releases, public disclosures or public statements previously issued or made by the Parties, as applicable; provided that such previously issued press releases, public disclosures or public statements were made after the date hereof and, in accordance with this Agreement.
4.5 Mining Practices. The Company shall work the Property in a miner-like fashion including, but not limited to Sections 4.6, 4.7, 4.8, and 4.9 below, in regards to ore, concentrates, minerals, and other material that may be economic in the future.

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4.6 Reports. The Company shall deliver to Comstock, on or before the sixtieth (60th) day after the end of each calendar year, a summary report of all exploration or development work conducted by the Company on the property for the previous year. Notwithstanding the foregoing, the Company shall not be required in its reports to disclose proprietary information or information concerning, or which might tend to reveal, processes, techniques or equipment which the Company is under a contractual obligation not to reveal.
4.7 Measurement Analysis. The Company shall measure ore, concentrates, minerals, and other material, grade, take and analyze samples in accordance with industry practice, and shall keep accurate records thereof as a basis for computing the NSR Royalty. These records shall be available for inspection and copying by Comstock at all reasonable times subject to the provisions of this Agreement regarding accounts, records and payments.
4.8 Commingling. The Company will have the right to commingle ore, concentrates, minerals, and other material mined and removed from the properties from which Products are to be produced, with ore, concentrates, minerals, and other material mined and removed from other lands and properties; however, the Company shall calculate from representative samples the metal content, the average grade of the metal content, the moisture content thereof, and other measures as are appropriate, and shall weigh (or calculate weight by volume) the material before commingling, in each case using any procedures accepted in the mining and metallurgical industry which it believes suitable for the type of mining and processing activity being conducted. In addition, comparable procedures may be used by the Company to apportion among the commingled materials all penalty and other charges and deductions, if any, imposed by the smelter, refiner, or purchaser of such material. The Company shall use the same procedures for each separate ore or other source before commingling. The Company shall retain such representative ore samples and the written records of assays, moisture content, weights (or volumes as the case may be) and the content and nature of penalty substances and any other measures made for not less than twelve (12) months after payment of the NSR Royalty with respect to such commingled ores from the Lucerne Properties. The Company shall deliver to Comstock a copy of the Company's commingling plan not less than thirty (30) days before the Company commences commingling of minerals mined from lands and properties which are not burdened by or subject to the NSR Royalty.
4.9 Stockpiling. To the extent permitted by applicable federal, state and local laws, regulations and ordinances, the Company shall have the right to stockpile on the property or on other lands ore, concentrates, minerals, and other material mined or produced from the property at such place or places as the Company may elect, without the obligation to remove them from where stockpiled or to return them to the property. The stockpiling of ore, concentrates, minerals, and other material from the property on other lands shall not be deemed a removal or shipment thereof requiring payment in respect of Comstock's interest. The Company shall have the right to stockpile on the property without obligation to remove the same at any time, any ore, concentrates, minerals, and other material mined or produced by the Company from other lands. Comstock agrees to recognize the rights and interests of others in such ore, concentrates, minerals, and other material stockpiled on the Property, and to permit their removal by the Company or the owner of such ore, concentrates, minerals, and other material.
The Company will maintain adequate records of the source, tonnage and grades of all stockpiles in order to properly account for royalties due to Comstock when valuable minerals are eventually produced from the stockpiled materials.
4.10 Real Property Interest; Recordation of Interest. The Company acknowledges and agrees that the NSR Royalty is a property right and creates an interest in the Lucerne Properties that runs with the land and such interest shall be applicable to the Company and its successors and assigns of and to the Lucerne Properties. If any of the unpatented mining claims subject to this Agreement are converted to leases, licenses or other forms of tenure as a result of the amendment or repeal of the Mining Law of 1872, as amended, or for any other reason, all such amended and relocated unpatented mining claims or other tenures shall be subject to the terms of this Agreement. In such an event, the Company and Comstock shall execute and record an amendment of this Agreement to evidence the inclusion of such unpatented mining claims and tenures in this Agreement. The Parties shall record a copy of this Agreement in the Official Records of Storey County, Nevada. Each of the Parties consents to such recording.

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4.11 Maintenance of Lucerne Properties. Subject to the absolute right retained by the Company to amend, restake, or relocate all or any portion of the mining claims encompassed by the Lucerne Properties, the Company shall maintain the claims by timely performing all assessment work or paying claim maintenance fees as required by federal law and timely paying all assessments and taxes imposed on any and all of the property interests subject to this Agreement and shall assure that title to such interests is not diminished or lost as a result of the Company’s failure to perform the foregoing obligations. Comstock acknowledges that the Company shall have the right to drop or not renew any of the unpatented mining claims with the express written consent of Comstock, but in the event that the Company or its related entities restakes the claims or stakes additional claims covering any portion of the dropped claims during the term of this agreement, the Company’s obligations under this agreement will apply to the additional claims.
4.12 Right of First Offer to Purchase Products. From time to time, Comstock may desire to purchase the Products from the Company.  In such a case, Comstock will send ninety (90) days advanced notice to the Company indicating the quantity of Products that it desires to purchase at current spot prices.  Within, five (5) business days, the Company shall acknowledge the request, and shall notify their third party refiner that refined metal from each production lot should be placed in a separate account for Comstock, as it is refined, until the total amount of Comstock’s request is met.  The Company shall provide Comstock with an accounting of each lot of refined metal added to the account, and Comstock will pay the Company for each lot at prices and terms no less favorable than those which would be available from unrelated persons in arms-length transactions.
4.13 Right of First Offer to Purchase NSR Royalty. In the event that Comstock shall desire to sell its rights and interests in the NSR Royalty, Comstock will send at least thirty (30) days’ advanced written notice to the Company indicating its desire to sell the NSR Royalty. Within, forty eight (48) hours, the Company shall acknowledge the proposed sale, and the Company shall have five (5) business days from the date of Comstock’s notice to purchase the NSR Royalty at the same price and terms as those proposed to be paid by the third party.

ARTICLE V
MISCELLANEOUS
5.1 Amendment and Waiver. This Agreement may only be amended by an instrument in writing signed by the Parties. Except for waivers specifically provided for in this Agreement, rights under this Agreement may not be waived except by an instrument in writing signed by the Party to be charged with the waiver. The failure of a Party to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach of this Agreement will not constitute a waiver of any provision of this Agreement or limit the Party’s rights thereafter to enforce any provision or exercise any right.
5.2 Severability. If at any time any covenant or provision contained in this Agreement is deemed to be invalid or unenforceable, such covenant or provision shall be considered divisible and shall be deemed immediately amended and reformed to include only such portion of such covenant or provision that is valid and enforceable. Such covenant or provision, as so amended and reformed, shall be valid and binding as though the invalid or unenforceable portion had not been included in this Agreement. To the extent the NSR Royalty applies to any amendments or relocations of the unpatented mining claims subject to the NSR Royalty or to any rights or interests (including mineral rights) acquired in the federal public lands within the boundaries of the Lucerne Properties in accordance with the Mining Law of 1872, as from time-to-time amended, repealed, replaced or superseded, or any other federal law or regulation, including the conversion of any present interest in the unpatented mining claims comprising the Lucerne Properties to a lease, license, permit or other form of tenure (each an “Acquired Interest”), Comstock’s NSR Royalty rights in such Acquired Interest shall vest on the date of acquisition by the Company, and the Company's successors in interest, as applicable, subject to the terms of this Agreement and the terms of the Purchase Agreement. It is the express intention of the Parties that the NSR Royalty in respect of any Acquired Interest shall vest in Comstock, and Comstock’s successors and assigns, as applicable, within a period of time that complies with the Rule Against Perpetuities (Uniform Act), NRS 111.103 et seq., as it may be amended from time-to-time. The Parties irrevocably release and waive the applicability of the Rule Against Perpetuities to the NSR Royalty and the Acquired Interest. The Company agrees and covenants, for itself and its successors and assigns, that it will not commence any action or arbitration proceeding to declare the NSR Royalty ineffective, invalid or void

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based on the Rule Against Perpetuities, and that it will not in any action or arbitration proceeding commenced by Comstock, or its successors and assigns, as applicable, assert as an affirmative defense against any claim for relief for enforcement of this Agreement or the Purchase Agreement that this Agreement or the Purchase Agreement is ineffective, invalid or void based on the Rule Against Perpetuities.
5.3 No Third-Party Beneficiaries. This Agreement will not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns, except as otherwise expressly stated herein. Except to the extent specifically provided in this Agreement, it is for the sole benefit of the Parties and no other Person (including any creditor of the Parties) is intended to be a beneficiary of this Agreement or shall have any rights under this Agreement.

5.4. Entire Agreement. This Agreement, the Purchase Agreement and the other Transaction Documents and the documents referred to in the foregoing documents constitute the entire agreement between the Parties and supersede any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.
5.5 Headings. The subject headings of the Articles, Sections, and Subsections of this Agreement and the Exhibits to this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of their provisions.
5.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to any choice or conflicts of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.
5.7 Rules of Construction. Each Party acknowledges that it has been represented by counsel during the negotiation, preparation, and execution of this Agreement. Each such Party therefore waives the application of any law or rule of construction providing that ambiguities in an agreement or other document shall be construed against the drafter of the agreement or document.
5.8 Attorneys’ Fees. Except as otherwise specified herein, in the event of a dispute under this Agreement, the prevailing Party shall be entitled to payment of its reasonable attorneys’ fees and costs in arbitrating or litigating the dispute.
5.9 Currency. Unless specified otherwise, all statements of or references to dollar amounts in this Agreement are to lawful money of the United States.
5.10 No Joint Venture, Mining Partnership, Commercial Partnership. This Agreement shall not be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between or among the Parties.
5.11 Further Assurances. Each Party shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the transactions contemplated in this Agreement, in each case at the cost and expense of the Party requesting such further document or action, unless expressly indicated otherwise. If conditions change by reason of acquisition, conveyances, assignments, or other matters relating to the title to, or description of, the estates comprising the Lucerne Properties, Comstock and the Company shall execute amendments of and to this Agreement and execute such corrective or additional documents as may be necessary to (i) reflect such changed conditions and/or (ii) clear or cure title. If pursuant to any amendment or supersession of the Mining Law of 1872, as amended, the Company is granted the right to convert its interest in the unpatented mining claims subject to this Agreement to a lease, license or permit, or other right or interest, all such converted interests or rights shall be deemed to be part of the unpatented mining claims subject to this Agreement. Upon the grant or issuance of such converted interests or rights, the Parties shall execute and deliver an addendum to this Agreement, in recordable form, by which such converted interests or rights are made subject to this Agreement.

5.12 Parties in Interest. This Agreement shall inure to the benefit of the permitted successors and permitted assigns of the Parties, and shall be binding upon the successors and assigns of the Parties (whether or not permitted).

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5.13 Counterparts. This Agreement may be executed in multiple counterparts, and all such counterparts taken together shall constitute the same document.

Schedule B1
DEFINITIONS
“Affiliate” means any Person that directly or indirectly Controls, is Controlled by, or is under common Control with, a Party.
“Company's Purchase Offer Acceptance" shall mean written notice either agreeing to purchase the Product on the terms and conditions contained in Company's Purchase Offer Notice.
"Company's Purchase Offer Notice" shall mean writing setting forth a proposed purchase price, due diligence period and closing date pursuant to which Comstock proposes to sell the Product to the Company or Company's Affiliate.
“Control” used as a verb means, when used with respect to an entity, the ability, directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity through (a) the legal or beneficial ownership of voting securities or membership interests; (b) the right to appoint managers, directors or corporate management; (c) contract; (d) operating agreement; (e) voting trust; or otherwise; and, when used with respect to an individual, means the actual or legal ability to control the actions of another, through family relationship, agency, contract, or otherwise; and “Control” used as a noun means an interest which gives the holder the ability to exercise any of the foregoing powers.
“Encumbrance” means any mortgage, deed of trust, security interest, pledge, lien, right of first refusal, right of first offer, other preferential right, profits interest, net profits interest, royalty interest, overriding royalty interest, conditional sale or title retention agreement, or other burdens of any nature affecting an interest in real or personal property.
“Net Smelter Returns” of "NSR" means all Revenues from the sale of Products produced from the Lucerne Properties, less shipping and Refining Costs pertaining to such Revenues for the applicable calendar quarter. The calculation of Net Smelter Returns shall be made in accordance with accounting principles and practices consistently applied in the mining industry in Nevada.
“NSR Royalty” means the amounts payable to Comstock by Company under section 1.3, which shall equal 1.5% multiplied by the Net Smelter Returns received or deemed to have been received in the calendar quarter.
“Person” means a natural person, corporation, joint venture, partnership, limited liability partnership, limited partnership, limited liability limited partnership, limited liability company, trust, estate, business trust, association, governmental authority or other entity.
“Products” means (a) all materials mined or removed from the Lucerne Properties and sold prior to treatment, and (b) all concentrates, precipitates, refined metals and any other valuable minerals, extracted from the Lucerne Properties or the Expanded Royalty Area or derived therefrom.
“Refining Costs” means all costs and expenses of smelting and refining, including without limitation, all costs of assaying, sampling, custom smelting, and refining, all independent representative and umpire charges, penalties, and other deductions, imposed or charged by the refinery or smelter, as the case may be. If smelting or refining is carried out in facilities owned or controlled by the Company or its Affiliates, then the Refining Costs shall be the amount the Company would have incurred if such smelting or refining were carried out at facilities not owned or controlled by the Company or its Affiliates then offering comparable services for comparable products on prevailing terms.
“Revenues” means the sum of actual prices of Products received at the time of sale multiplied by the ounces of Products sold in the applicable period. If any Products are diverted by the Company for commemorative coinage

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or any other value-added use, the Revenue will be calculated using the spot price on a recognized exchange, on the date the Products are diverted.
“Transfer” means shall mean any sale, grant, assignment, conveyance, Encumbrance, pledge, hypothecation, abandonment or other transfer.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMSTOCK MINING LLC

By:
Name:	Mark Ashley
Title:	Chief Executive Officer

COMSTOCK MINING INC.

By:
Name:	Corrado DeGasperis
Title:	Executive Chairman and CEO

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Exhibit B, Figure 1
1.5% NSR Properties
Legend
State Route
SUP
Counties
Expanded Royalty Area
Lucerne Area
Fee
Patent
Unpatent
NC LLC Leases
N
1 inch = 1,896 feet
Feet
0
1,900
3,800
Source: Esri, DigitalGlobe, GeoEye, Earthstar Geographics, CNES/Airbus DS, USDA, USGS, AeroGRID, IGN, and the GIS User Community

Figure B1 "1.5% NSR Properties"

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Exhibit C – “Deed of Trust”
(Membership Interest Purchase Agreement)

APN#: [___________]
and N/A, [unpatented mining claims]

Recording Requested by:
When Recorded Mail to:
[___________]

Affirmation Statement:
Pursuant to NRS 239B.030, the undersigned hereby affirms that this document DOES NOT contain the Personal Information, as defined by NRS 603A.040, of any person.

DEED OF TRUST,
ASSIGNMENT OF RENTS AND LEASES, AND
SECURITY AGREEMENT

THIS DEED OF TRUST (“Deed of Trust”), is made as of the ___ day of [______], 2019 by Tonogold Resources, Inc., a Delaware corporation (“Tonogold”) and Comstock Mining LLC, a Nevada limited liability company (“CML,” and, together with Tonogold, “Grantor”), to [JLM TITLE LLC, d/b/a First Centennial Title Company Of Nevada, a Nevada limited liability company,] as trustee (“Trustee”) for the use and benefit of Comstock Mining Inc., a Nevada corporation, as beneficiary, secured party and collateral agent (“Beneficiary”).

Grant and Assignment. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby irrevocably and unconditionally grants, transfers and assigns to Trustee, in trust, with power of sale and right of reentry and possession, all that certain real property (“Land”) located in Storey County, Nevada as more particularly described in Exhibit A, Table A.1 of the Membership Interest Purchase Agreement attached hereto and incorporated herein, and all of those unpatented mining claims described in Exhibit A, Table A.2 of the Membership Interest Purchase Agreement attached hereto (“Claims”), all right, title and interest of Grantor in all buildings, fixtures and improvements now located or hereafter to be constructed thereon (collectively “Improvements”), together with all right, title, interest and obligation of Grantor in Northern Comstock LLC ("Interests");

TOGETHER WITH all right, title and interest of Grantor, now or hereafter acquired, in the appurtenances, hereditaments, privileges, reversions, remainders, profits, easements, franchises and tenements thereof, including all minerals, oil, gas and other hydrocarbon substances thereon or therein subject to the paramount interest of the United States of America in unpatented mining claims, air rights, water rights, and any land lying in the streets, roads or avenues, open or proposed, in front of or adjoining the Land, Claims, Improvements and Interests;

TOGETHER WITH all right, title and interest of Grantor in all equipment, fixtures, chattels, furniture, furnishings, appliances, and all other articles of tangible personal property, and any additions to, substitutions for, changes in or replacements of the whole or any part thereof now or at any time hereafter affixed to, attached to, placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the Land, Claims, Improvements and Interests or any portion thereof, including all building materials and equipment now or hereafter delivered to the Land, Claims, Improvements and Interests and intended to be installed in or about the same, and all inventory, accounts, accounts receivable, utility deposits, water rights and any rights to receive water, contract rights, development and use rights, governmental approvals, permits, licenses, applications, architectural and engineering plans, data, samples, cores, specifications, maps and drawings, architectural, engineering and construction contracts, surveys, appraisals, all reports, papers, studies and other documents relating to the use or improvement of the Land, Claims, Improvements and Interests, cash, money, chattel paper, instruments, documents, bonds, deposits, loans,

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drafts and letters of credit arising from, located on or related to the Land, Claims, Improvements and Interests and any business conducted thereon by Grantor and any other intangible personal property and rights relating to or located on the Land, Claims, Improvements and Interests or any part thereof or to the operation thereof or used in connection therewith, including, without limitation, tradenames and trademarks (collectively “Personal Property”, including the items in the next paragraph).

TOGETHER WITH all of Grantor's right, title and interest to all proceeds (including claims or demands thereto) from the conversion, voluntary or involuntary, of any of the Land, Claims, Improvements, Interests or Personal Property into cash or liquidated claims, including, without limitation, proceeds of all present and future fire, hazard or casualty insurance policies and all condemnation awards or payments in lieu thereof made by any public body or decree by any court of competent jurisdiction for taking or for degradation of the value in any condemnation or eminent domain proceeding, and all causes of action and the proceeds thereof of all types for any damage or injury to the Land, Improvements or Personal Property or any part thereof, including, without limitation, causes of action arising in tort or contract and causes of action for fraud or concealment of a material fact, and all proceeds from the sale of all or any portion of the Land, Improvements or Personal Property.

TOGETHER WITH all ore, dore, severed minerals, extracted minerals, solutions and other products, of mining activity conducted on the Claims, subject only to prior superior recorded interests.

TOGETHER WITH all leases (including, without limitation, ground leases, subleases or sub-subleases), lettings, licenses, concessions, joint ventures, earn-in or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land, Claims, Improvements and Interests, and every modification, amendment or other agreement relating to such leases, subleases, sub-subleases, rentals or other agreements entered into in connection with such leases, subleases, sub-subleases, rentals or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into (collectively, the “Leases”), whether before or after the filing by or against Grantor of any petition for relief under 11 U.S.C. § 101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) and all right, title and interest of Grantor, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses), income, fees, receivables, deposits (including, without limitation, security, utility and other deposits) accounts and receipts from the Land, Claims, Improvements and Interests whether paid or accruing before or after the filing by or against Grantor of any petition for relief under the Bankruptcy Code (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt and the performance of the Secured Obligations.

IN ADDITION, Grantor absolutely and irrevocably assigns to Beneficiary all right, title and interest of Grantor in and to any bonds or other security instruments held by any federal or state regulatory agency for the purpose of securing Grantor's or any of Grantor’s subsidiary entities’ reclamation obligations regarding the Property. (The Land, Claims, Improvements, Interests, Personal Property, Leases, Rents, and all other right, title, and interest of Grantor in and to all assets, property and other items described above are collectively referred to herein as “Property” or “Real Property” or the “Collateral.”)

1. Obligations Secured. Grantor makes this Deed of Trust for the purpose of securing:

(a)    Payment of the Loan (as defined under that certain Membership Interest Purchase Agreement, dated as of January 24, 2019, by and among the Beneficiary and the Grantor, and any amendments thereto or extensions thereof (the “Agreement”);

(b)    Payment and performance of all obligations of Grantor under this Deed of Trust, including payment of all sums expended or advanced by Beneficiary hereunder, together with interest thereon at the maximum rate permitted by law, in the preservation, enforcement and realization of the rights of Beneficiary hereunder or

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under any of the other obligations secured hereby including, but not limited to, attorney's fees, court costs, other litigation expenses, and foreclosure expenses;

(c)    Payment and performance of all obligations of the Grantor pursuant to the Transaction Documents (as defined in the Agreement);
(d)    It is the intention of Grantor and Beneficiary that this Deed of Trust is an “instrument” (as defined in Nevada Revised Statute (“NRS”) 106.330, as amended or recodified from time to time) which secures “future advances” (as defined in NRS 106.320, as amended or recodified from time to time) and which is governed pursuant to NRS 106.300 through 106.400, as amended or recodified from time to time. It is the intention of Grantor and Beneficiary that the Secured Obligations include, without limitation, the obligation of Grantor to repay “future advances” of “principal” (as defined in NRS 106.345), as amended or recodified from time to time), and costs and expenses of collection or incurred in connection with protecting Beneficiaries’ interests hereunder (including, without limitation, expenses incurred in connection with the preservation of the value of the Property), or further provided in paragraph 15 of this Deed of Trust, in an amount up to $5,000,000, and that the lien of this Deed of Trust secures the obligation of Grantor to repay all such “future advances” with the priority set forth in NRS 106.370(1), as amended or recodified from time to time;

(e)    All modifications, extensions and renewals (if any) of the Agreement and the obligations thereunder; and

(f)    Performance of each and every obligation of Grantor as lessor or lessee under any and all leases, which have or will be executed in connection with the Property.

The obligations secured by this Deed of Trust are herein collectively called the “Secured Obligations”. Notwithstanding anything in this Deed of Trust to the contrary, this Deed of Trust and the Secured Obligations shall be subject to the terms and conditions of the Agreement in all respects. All persons who may have or acquire an interest in the Property shall be deemed to have notice of, and shall be bound by, the terms of the Agreement, this Deed of Trust, the Transaction Documents and any other instruments or documents made or entered into in connection herewith (collectively “Documents”) and each of the Secured Obligations.

2.    Leases and Rents.

(a)    Neither the assignment of the Leases and Rents set forth above nor any other provision of any of the Documents shall impose upon Beneficiary any duty to produce Rents from the Property or cause Beneficiary to be (a) a “mortgagee in possession” for any purpose, (b) responsible for performing any of the obligations of Grantor under any Lease or other agreement relating to the sale of all or any portion of the Property, (c) responsible or liable for any waste by any lessees or any other parties, for any dangerous or defective condition of the Property, for any negligence in the management, upkeep, repair or control of the Property or for any other act or omission by any other person. The foregoing assignment is an absolute assignment and not an assignment for security only and Beneficiary's right to the Rents is not contingent upon its possession of the Property.

(b)    Upon the occurrence and during the continuance of a Default or Event of Default (in each case, as hereinafter defined), Grantor hereby directs each tenant of the Property, or any portion thereof, to pay such Rents to Beneficiary, or Beneficiary's agent, and irrevocably appoints Beneficiary as its true and lawful attorney-in-fact, at the option of Beneficiary, at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions and to sue, in the name of Grantor or Beneficiary, for all such Leases and Rents and apply the same to the Secured Obligations; provided, however, Beneficiary confers upon Grantor the authority to collect and retain the Rents as they become due and payable, subject, however, to the right of Beneficiary to revoke said authority and without taking possession of all or any part of the Property. Upon the occurrence and during the continuance of a Default or Event of Default, (i) Grantor shall not accept any deposit or prepayment of rental or lease payment in excess of one (1) month in advance, (ii) Beneficiary at any time may require that all deposits and prepayments be delivered to Beneficiary, (iii) Grantor covenants and agrees that Grantor shall not (x) amend, modify or change any term, covenant or condition of any Lease in existence on the date of this Deed of Trust without the prior written consent of Beneficiary or (y) enter into any Lease of the Property, or any

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interest therein, or any portion thereof, from and after the date of this Deed of Trust without the prior written consent of Beneficiary. Grantor agrees that commencing with a Default or Event of Default, as hereinafter defined, each tenant of the Property, or any portion thereof, shall make such Rents payable to and pay such Rents to Beneficiary, or Beneficiary's agent, upon Beneficiary's written demand therefore, without any liability on the part of such person to inquire further as to the existence of a Default or Event of Default by Grantor, provided, however, in the event of Grantor's cure of any such Default or Event of Default as herein provided, Grantor shall again be entitled to recover and collect such Rents as provided above prior to such Default or Event of Default.

(c)    Grantor shall (i) fulfill and perform each and every condition and covenant of each Lease to be fulfilled or performed by the lessor thereunder, (ii) give prompt (but in any event within three (3) business days) notice to Beneficiary of any notice of default by the lessor or lessee thereunder received by Grantor together with a complete copy of any such notice, and (iii) enforce, short of termination thereof, the performance or observance of each and every covenant and condition thereof by the lessee thereunder to be performed or observed.

(d)    Grantor shall furnish to Beneficiary, within thirty (30) days after a request by Beneficiary, a written statement containing the names of all lessees of the Property, the terms of their respective Leases, the spaces occupied and the rentals payable and received thereunder and a copy of each Lease.

(e)    All Leases shall provide for the subordination, in form and substance satisfactory to Beneficiary, of such Leases to this Deed of Trust and all extensions, renewals and modifications thereof. In addition each Lease shall provide that, in the event of the enforcement by Trustee or Beneficiary of the remedies provided at law or by this Deed of Trust, each lessee under a Lease shall, if requested by Beneficiary as a result of such enforcement, automatically become the lessee of Beneficiary, without any change in the terms or other provisions of the respective Lease; provided, Beneficiary shall not be (i) bound by any payment of rent or other sum more than one (1) month in advance, except payments in the nature of security, (ii) bound by any amendment or modification to the respective Lease made without the consent of Beneficiary, (iii) liable for damages or any act or omission of any prior lessor or (iv) subject to any offsets or defenses which such lessee might have against any prior lessor.

3.    Representation and Warranties. Grantor acknowledges, represents and warrants to Beneficiary that Grantor has not entered into and will not enter into any agreements with respect to the Property effecting the performance of the Documents or conveyance of the Property to Trustee, and Grantor's execution and performance of this agreement will not breach, conflict with, or constitute a default under any agreement, judgment, order or decree, or other instrument; and that Grantor shall comply in all material respects with any and all applicable laws relating its intended uses for the Property. The representations and warranties by Grantor contained in this paragraph shall be deemed to be remade as of the date of recording of this Deed of Trust and shall survive after such recording. Grantor agrees to notify Beneficiary in writing if it is discovered that any of said representations or warranties are, have, or may become materially false.

4.    Taxes and Assessments. Grantor shall pay prior to delinquency all taxes, assessments, levies and charges of any kind or nature whatsoever imposed by any governmental or quasi-public authority or utility company which are (or, if not paid, may become) a lien upon or cause a loss in value of any interest in any of the Property, including assessments on appurtenant water stock. Grantor shall also pay prior to delinquency all taxes, assessments, levies and charges imposed by any governmental authority upon Beneficiary by reason of its interest in any Secured Obligation or in any of the Property or by reason of any payment made to Beneficiary hereunder or pursuant to any Secured Obligation (excluding taxes on or measured by net income). Grantor shall furnish Beneficiary, within ten (10) days after the date of such payments, official receipts of the appropriate authority or other proof satisfactory to Beneficiary evidencing the payment thereof.

5.    Insurance. During the continuance of this trust, Grantor covenants to keep all Improvements insured against loss by fire, or other hazard, with extended coverage endorsement, for the full insurable value of the Improvements, at replacement cost. Such policies shall not contain a co-insurance provision whereby Grantor in the event of loss becomes a co-insurer and shall contain a non-contributory standard mortgagee or beneficiary endorsement making losses payable to Beneficiary and/or its nominee as its interests may appear.

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Grantor agrees to provide Beneficiary original or certified copies of such policies upon request therefor. The form of all such policies and the companies issuing them shall be reasonably acceptable to Beneficiary; provided that such policies and companies, as the case may be, shall be deemed acceptable to the Beneficiary unless the Beneficiary objects within five (5) Business Days of receipt of such policy documentation. At least five (5) Business Days prior to the expiration date of such policies, original or certified copies of renewals thereof shall be delivered to Beneficiary together with receipts evidencing the payment of all premiums on such policies and renewals. The policies and renewals shall be deemed reasonable to the Beneficiary unless (x) such policy or renewal contains changes that are material and adverse to the Grantor or (y) the Beneficiary objects within five (5) Business Days of receipt of such policy documentation. In the event of loss or of any actual or potential claim under such policies, Grantor will give prompt (but in any event within three (3) Business Days) written notice to Beneficiary and Beneficiary may make proof of loss if not made promptly by Grantor. All right, title and interest to such policies shall pass to the Beneficiary at any Trustee's sale hereunder or at any other sale or transfer of the Property to satisfy the Secured Obligations. All such policies shall provide that they may not be cancelled or terminated without the written consent of Beneficiary.

6.    Insurance and Condemnation Proceeds. All awards of damages and all other compensation payable directly or indirectly by reason of a condemnation for public or private use affecting any interest in any of the Property and all proceeds of any insurance policies payable by reason of loss of or damage to any part of the Property shall be paid by the Grantor to the Beneficiary within ninety (90) days of receipt of such award, damages or compensation; provided that the Grantor shall be permitted to reinvest such award, damages or compensation in replacement property or other property that is useful in the business of the Grantor so long as the Grantor has provided an officer’s certificate to the Beneficiary prior to such ninetieth (90th) day and has actually reinvested such award, damages or compensation within one-hundred eighty (180) days of receipt of such amount. Except as otherwise set forth herein, Beneficiary may apply any such sum to the payment of the Secured Obligations. Any such application of proceeds to the Secured Obligations shall not extend or postpone the due date of installment under the Agreement or change the amount of such installment. Upon the occurrence and during the continuance of a Default or Event of Default, Beneficiary shall be entitled to settle and adjust all claims under insurance policies provided hereunder; and Beneficiary may deduct and retain from the proceeds of any insurance the amount of all expenses incurred by Beneficiary in connection with any settlement or adjustment. Beneficiary may, in the absolute discretion of Beneficiary, release to Grantor all or any part of the entire amount so collected upon any conditions Beneficiary may choose. Application of all or any portion of said funds, or the release thereof, shall not cure or waive any Default or Event of Default or notice thereof or invalidate any acts done pursuant to such notice.

7.    Liens, Encumbrances and Charges. Grantor shall not create, incur, allow, or suffer any lien, claim or encumbrance on any of the Collateral, or assign or convey any right to receive income, including the sale of any Collateral, or permit any of its parent companies, subsidiaries or other affiliates to do so, or permit any Collateral not to be subject to the first priority security interest granted herein, or enter into any agreement, document, instrument or other arrangement with any person which directly or indirectly result in the same. Grantor shall promptly discharge any lien, claim or encumbrance which has not been approved by Beneficiary in writing. Grantor shall pay at or prior to maturity all obligations secured by or reducible to liens or encumbrances which shall now or hereafter encumber or appear to encumber all or any interest in any of the Property, whether senior or subordinate hereto.

8.    Maintenance and Preservation of the Subject Property. Grantor covenants:

(a)    To operate the Property in a manner consistent with customary practices prevailing in the mining industry, for like mining companies;

(b)    Not to remove or demolish any of the structures on the Property without Beneficiary's prior written consent;

(c)    To complete or restore promptly and in good and workmanlike manner any of the structures on the Property, which may be damaged or destroyed or which may be affected by any condemnation or eminent domain proceeding;

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(d)    Not to suffer violation of any, and to comply with all, (i) laws, ordinances, regulations and standards; (ii) covenants, conditions, restrictions and equitable servitudes, whether public or private, or every kind and character; and (iii) requirements of insurance companies for insurability, which laws, covenants or requirements affect any of the Property or pertain to acts committed or conditions existing thereon;

(e)    Not to initiate or acquiesce in any change in any zoning or other land use or legal classification which affects any of the Property without Beneficiary's prior written consent;

(f)    Not to permit the Claims or any part thereof to be transferred, surrendered or lost due to forfeiture and to pay all accounts and assessments, when due, unless otherwise permitted under the Documents;

(g)    Not to commit or permit waste of the Property or to conduct or permit any nuisance thereon or abandon the same;

(h)    To maintain in good standing all mining leases and other agreements related to the Property and promptly perform all material obligations thereunder;

(i)    To do all other acts which from the character or use of the Property may be reasonably necessary to maintain and preserve its value.

9.    Defense and Notice of Losses, Claims and Actions. Grantor shall protect, preserve and defend the Property and title to and right of possession of the Property, the security and priority hereof and the rights and powers of Beneficiary hereunder at Grantor's sole expense against all adverse claims. Grantor shall give Beneficiary prompt (but in any event within three (3) Business Days) notice in writing of the assertion of any claim, of the filing of any action or proceeding, of the occurrence of any damage to any of the Property, of any condemnation offer or action and of any Default or Event of Default.

10.    Inspection. Beneficiary, its agents and employees may enter the Property at any reasonable time upon reasonable notice to Grantor for the purpose of inspecting the Property and ascertaining Grantor's compliance with the terms of this Deed of Trust and each of the other Documents; provided that Beneficiary shall not be required to provide such reasonable notice after the occurrence and during the continuance of a Default or Event of Default.

11.    Compensation; Exculpation; Indemnification.

(a)    Grantor shall pay to Beneficiary reasonable compensation for services rendered by Beneficiary or its agents which relate to this Deed of Trust, including, without limitation, preparation of any statement of any Secured Obligation. Beneficiary shall not directly or indirectly be liable to Grantor or any other person as a consequence of (i) the exercise of the rights, remedies or powers granted to Beneficiary under this Deed of Trust, (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Grantor under any agreement related to the Property or under this Deed of Trust, or (iii) any loss sustained by Grantor or any third party resulting from Beneficiary's failure to lease the Property after a Default or Event of Default or from any other act or omission of Beneficiary in managing the Property after a Default or Event of Default unless the loss is caused by the intentional misconduct or gross negligence of Beneficiary.

(b)    Grantor shall indemnify Beneficiary against, and shall hold it harmless from, all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorney's fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other expenses which Beneficiary may suffer or incur, (i) by reason of this Deed of Trust or any of the other Documents, (ii) in performance of any act required or permitted hereunder, under any of the other Documents or by law, (iii) as a result of any failure of Grantor to perform any of Grantor's obligations or (iv) by reason of any alleged obligation or undertaking on Beneficiary's part to perform or discharge any of the representations, warranties, conditions, covenants, or other obligations contained in any other document related to any of the Property.

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12.    Estoppel Certificate. Grantor shall, at any time and from time to time upon not less than ten (10) days prior written notice from Beneficiary, execute, acknowledge and deliver to Beneficiary a statement, (i) certifying that this Deed of Trust and the other Secured Obligations are unmodified and in full force and effect, or, if modified, stating the nature thereof and certifying that each Secured Obligation, as so modified, is in full force and effect and the date to which principal, interest and other sums secured hereby have been paid, and (ii) acknowledging that there is no uncured Default or Event of Default under this Deed of Trust or any other Secured Obligation or specifying such Default or Event of Default if any are claimed. Any such certificate may be conclusively relied upon by Beneficiary and any prospective Beneficiary or assignee of any Secured Obligation. Grantor's failure to deliver such certificate within such time shall be conclusive upon Grantor that, (i) the Secured Obligations are in full force and effect, without modification, except as may be represented by Beneficiary, and (ii) there is no uncured Default or Event of Default thereunder.

13.    Further Assurances. Grantor shall promptly make, execute, acknowledge and deliver, in form and substance satisfactory to Beneficiary, all additional instruments, agreements and other documents, and Grantor shall do all other acts, as may at any time hereafter be requested by Beneficiary to effectuate and carry out the purposes of this Deed of Trust and each of the Secured Obligations.

14.    Expenses and Fees. All reasonable expenses, costs and other liabilities, including attorney's fees, which Beneficiary or Trustee may incur, (i) in enforcing, defending, construing or administering this Deed of Trust (or its priority) or any of the other Documents, or (ii) in the exercise by Beneficiary of any rights or remedies granted by this Deed of Trust or any of the other Documents, shall be paid by Grantor upon demand by Beneficiary, together with interest thereon, from the date of expenditure until payment in full, at the maximum rate permitted under applicable law, and until payment in full, such obligations shall be secured hereby with the same priority as Grantor's other obligations hereunder.

15.    Beneficiary's Powers. Beneficiary may commence, appear in, defend or prosecute any assigned claim or action; and Beneficiary may adjust, compromise, settle and collect all claims and awards assigned to Beneficiary, but shall not be responsible for any failure to collect any claim or award regardless of the cause of the failure. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Property not then or theretofore released as security for the full amount of the Secured Obligations, at any time during the continuance of an Event of Default, Beneficiary may, from time to time and without notice, (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or conveyed, at any time and at Beneficiary's option, any parcel, portion or all of the Property, (v) take or release any other or additional security for any Secured Obligation or (vi) compromise or make other arrangements with debtors in relation thereto.

16.    Trustee's Powers. Without liability therefor and without notice, upon written request of Beneficiary and without affecting the effect of this Deed of Trust upon the remainder of the Property, Trustee may, (i) upon the occurrence and during the continuance of an Event of Default, reconvey any part of the Property, (ii) at any time and from time to time, consent in writing to the making of any map or plat thereof, (iii) upon the occurrence and during the continuance of an Event of Default, join in granting any easement thereon, or (iv) at any time and from time to time, join in any extension agreement or any agreement subordinating the lien or charge hereof.

17.    Security Agreement; Fixture Filing.

(a)    Grantor hereby grants, assigns and transfers to Beneficiary a security interest in and to the Personal Property; and this Deed of Trust shall constitute a security agreement pursuant to the Nevada Uniform Commercial Code (NRS Chapter 104) with respect to Personal Property located in Nevada (the Nevada Uniform Commercial Code is referred to as the “UCC”). For purposes of treating this Deed of Trust as a security agreement, Grantor shall be deemed to be the “Debtor” and Beneficiary the “Secured Party”.

(b)    Grantor maintains a place of business in La Jolla, California; and Grantor will promptly (but in any event within three (3) Business Days) notify Beneficiary in writing of any change in its place of business.

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(c)    At the request of Beneficiary, Grantor shall join Beneficiary in executing one or more financing statements and continuations and amendments thereof pursuant to the UCC in form satisfactory to Beneficiary; and Grantor will pay the cost of filing the same in all public offices wherever filing is deemed by Beneficiary in its sole discretion to be necessary or desirable. In the event Grantor fails to execute such documents, Grantor hereby authorizes Beneficiary to file such financing statements, and continuations and amendments thereto, and irrevocably constitutes and appoints Beneficiary, or any officer of Beneficiary, as its true and lawful attorney-in-fact to execute the same on behalf of Grantor.

(d)    In addition to Beneficiary's rights under the UCC, Beneficiary may, but shall not be obligated to, at any time without notice and at the expense of Grantor, (i) give notice to any person of Beneficiary's rights hereunder and enforce such rights; (ii) insure, protect, defend and preserve the Personal Property and any rights or interest of Beneficiary therein and (iii) inspect the Personal Property upon reasonable notice. In addition, during the continuance of a Default or Event of Default, Beneficiary may, but shall not be obligated to, at any time without notice and at the expense of Grantor endorse, collect and receive any right to payment of money owing to Grantor under or from the Personal Property. Beneficiary shall have no duty or obligation to make or give any presentments, demand for performance, notices of nonperformance, notices of protest or notices of dishonor in connection with any of the Personal Property.

(e)    Upon the occurrence and during the continuance of a Default or Event of Default, Beneficiary shall have with respect to the Personal Property, in addition to all of its rights and remedies as stated in this Deed of Trust, all rights and remedies of a secured party under the UCC as well as all other rights and remedies available at law or in equity.

(f)    PARTS OF THE PERSONAL PROPERTY ARE, OR ARE TO BECOME, FIXTURES ON THE PROPERTY.

(g)    Beneficiary has no responsibility for, and does not assume any of, Grantor's obligations or duties under any agreement or obligation which is part of the Personal Property or any obligation relating to the acquisition, preparation, custody, use, enforcement or operation of any of the Property.

(h)    Grantor and Beneficiary agree that the filing of a financing statement in the records normally having to do with personal property shall never be construed as in any way derogating from or impairing this Deed of Trust and the intention that everything used in connection with the production of income from the Property or adapted for use therein or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as, part of the real estate subject to the lien hereof, irrespective of whether (i) any such item is physically attached to improvements located on such real property or (ii) any such item is referred to or reflected in any financing statement so filed at any time. Similarly, the mention in any such financing statement of (A) the Property or (B) any award in eminent domain proceedings for taking or for loss of value or for any cause of action or proceeds thereof in connection with any damage or injury to the Property or any part thereof shall never be construed as in any way altering any of the rights of Beneficiary as determined by this instrument or impugning the priority of Beneficiary's lien granted hereby or by any other recorded document, but such mention in such financing statement is declared to be for the protection of Beneficiary in the event any court shall at any time hold with respect to matters (A) and (B) above that notice of Beneficiary's priority of interest, to be effective against a particular class of persons, including, without limitation, the Federal government and any subdivision or entity of the Federal government, must be filed in the personal property records or other commercial code records.

(i)    Grantor shall not permit any of the Personal Property to be removed from the Improvements without the prior written consent of Beneficiary unless (A) the replacements for such items of Personal Property are of equivalent value and quality and (B) Grantor has good and clear title to such replacements free and clear of any and all liens, encumbrances, security interests, ownership interests, claims of title (contingent or otherwise) or charges of any kind or the rights of any such conditional sellers, vendors or any other third parties have been

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expressly subordinated, at no cost to Beneficiary, to the lien and security interest granted hereby in a manner satisfactory to Beneficiary.

(j)    Grantor hereby acknowledges that the sale of the Collateral by Trustee after the occurrence and during the continuance of an Event of Default of Grantor pursuant to the provisions of this Agreement and Chapter 107 of the Nevada Revised Statutes (as the same may be amended from time to time) or pursuant to a court order rendered in a judicial foreclosure proceeding, shall be deemed to constitute a “commercially reasonable” sale within the meaning of Article 9 of Chapter 104 of the Nevada Revised Statutes, as to the Personal Property Collateral.

Notwithstanding any provision to the contrary set forth herein, during the continuance of an Event of Default, Beneficiary may, at its sole discretion, (i) choose such other means for the sale of the Personal Property Collateral, or a portion or portions thereof, which Beneficiary deems to be reasonable, so long as such sale complies with the provisions of Article 9 of Chapter 104 of the Nevada Revised Statutes. In such event Beneficiary shall, in its sole discretion, determine which of the Collateral is personal property and therefore subject to the provisions of such Article 9 and (ii) exercise any and all rights with respect to the Collateral permitted under applicable law.

18.    Default and Event of Default. As used herein, the term “Default” and the term “Event of Default” shall mean the failure to comply with the covenants and agreements set forth in the Agreement, including the failure to repay the Loan on the date set forth in the Agreement.

19.    Remedies. Unless otherwise prohibited by law, upon the occurrence and during the continuance of an Event of Default, Beneficiary may at any time, at its option and in its sole discretion, exercise all remedies provided for under the Documents.

Beneficiary may also do any or all of the following, although it shall have no obligation to do any of the following:

(a)    Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of Beneficiary's security, enter upon and take possession of the Property, or any part thereof, and do any acts which Beneficiary deems necessary or desirable to preserve the value, marketability or rentability of the Property, or to increase the income therefrom or to protect the security hereof and, with or without taking possession of any of the Property, sue for or otherwise collect all rents and profits, including those past due and unpaid, and apply the same, less costs and expenses, upon the Secured Obligations, all in such order as Beneficiary may determine. The collection of rents and profits in an amount less than the Secured Obligations due and payable under the Agreement and the application thereof shall not cure or waive any Default or Event of Default or notice thereof or invalidate any act done in response thereto or pursuant to such notice. If Beneficiary elects to seek the appointment of a receiver for the Property, or any portion thereof, Grantor hereby expressly consents to the appointment of such receiver without regard to the adequacy of Beneficiary's security and authorizes the appointment of Beneficiary as such receiver. Beneficiary or the receiver shall be entitled to receive a reasonable fee for so managing the Property, which fees shall be secured hereby with the same priority as the other Secured Obligations.

(b)    Bring an action in any court of competent jurisdiction to foreclose this instrument or to enforce any of the covenants thereof in accordance with this Deed of Trust and the Documents.

(c)    Without notice to or demand upon Grantor, make such payments and do such acts as Beneficiary may deem necessary to protect its security interest in the Property, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior or superior to the security interest granted hereunder, and in exercising any such powers or authority, to pay all expenses incurred in connection therewith, which sums shall be secured hereby with the same priority as the other Secured Obligations.

(d)    Exercise any or all of the remedies available to a secured party under the UCC, including, but not limited to:

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(i)    either personally or by means of a court appointed receiver, take possession of all or any of the Personal Property and exclude therefrom Grantor and all others claiming under Grantor and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Grantor in respect to the Personal Property; and in the event Beneficiary demands or attempts to take possession of the Personal Property in the exercise of any of its rights hereunder, Grantor promises and agrees promptly to turn over and deliver complete possession thereof to Beneficiary;

(ii)    without notice to or demand upon Grantor, make such payments and do such acts as Beneficiary may deem necessary to protect its security interest in the Personal Property, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior or superior to the security interest granted hereunder, and in exercising any such powers or authority, to pay all expenses incurred in connection therewith, which sums shall be secured hereby with the same priority as the other Secured Obligations;

(iii)    require Grantor to assemble the Personal Property or any portion thereof at a place designated by Beneficiary and promptly to deliver such Personal Property to Beneficiary or an agent or representative designated by it. Beneficiary, its agent and representatives, shall have the right to enter upon any or all of the Grantor's premises and property to exercise the Beneficiary's rights hereunder; and

(iv)    sell, lease or otherwise dispose of the Personal Property at public sale, with or without having the Personal Property at the place of sale, and upon such terms and in such manner as Beneficiary may determine; and Beneficiary may be a Beneficiary at any such sale. Beneficiary shall not be deemed to have accepted any property other than cash in satisfaction of any Secured Obligation unless Beneficiary shall make an express written election of said remedy under NRS 104.9505 or other applicable law.

(e)    Elect to sell by power of sale the Property which is Land, Claims, Improvements and Interests or which Beneficiary has elected under the UCC to treat as Land, Claims, Improvements and Interests and, upon such election, such notice of default and election to sell shall be given as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, at the time and place specified in the notice of sale, Trustee shall sell such Property, or any portion thereof specified by Beneficiary, at public auction to the highest bidder for cash in lawful money of the United States. Trustee may, and upon request of Beneficiary shall, from time to time, postpone the sale by public announcement thereof at the time and place noticed therefor. If the Property consists of several lots, parcels or interests, Beneficiary may designate the order in which the same shall be offered for sale or sold. Should Beneficiary desire that more than one such sale or other disposition be conducted, Beneficiary may, at its option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Beneficiary may deem to be in its best interest. Any person, including Grantor, Trustee or Beneficiary, may purchase at the sale. Upon any sale, Trustee shall execute and deliver to the Beneficiary a deed or deeds conveying the Property so sold, but without any covenants or warranty whatsoever, express or implied, whereupon such Beneficiary shall be let into immediate possession.

(f)    Exercise each of its other rights and remedies under this Deed of Trust and each of the other Documents.

(g)    Except as otherwise required by law, apply the proceeds of any foreclosure or disposition hereunder to payment of the following: (i) the expense of such foreclosure or disposition, (ii) the cost of any search or other evidence of title procured in connection therewith and revenue stamps on any deed of conveyance, (iii) all sums expended under the terms hereof, not then repaid, with accrued interest in the amount provided herein, (iv) all other sums secured hereby, and (v) the remainder, if any, to the person or persons legally entitled thereto.

(h)    Upon any sale or sale made under or by virtue of this section, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, or by private sale, Beneficiary may bid for and acquire the Property or any part thereof. In lieu of paying cash for the Property,

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Beneficiary may make settlement for the purchase price by crediting the Secured Obligations, or any portion thereof, against the sales price of the Property so sold (“Credit Bid”). Beneficiary shall have the right to Credit Bid regardless of whether the sale occurs by exercise of the power of sale, court order, bankruptcy plan, sale pursuant to 11 U.S.C. § 363 or other authority or process.

20.    Incorporation of Statutory Covenants. To the extent not inconsistent herewith, the provisions of Nevada Revised Statutes (“NRS”) 107.030 (1), (2), (3), (4), (5), (6), (7) (reasonable), (8) and (9) are included herein by reference and made part of this Security Instrument.

21.    Releases, Extensions, Modifications and Additional Security. Without notice to or the consent, approval or agreement of Grantor, any subsequent owner of any part of the Property, any maker, surety, guarantor, or endorser of this Deed of Trust or any Secured Obligation, or any holder of a lien or other claim on all or any part of the Property, whether senior or subordinate hereto, Beneficiary may, from time to time, do one or more of the following: release any person's liability for the payment of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms of any Secured Obligation, or accept additional security or release all or any portion of the Property and other security for any Secured Obligation. No such release of liability, taking of additional security, release of security, change in terms or conditions of any Secured Obligation, or other action shall release or reduce the personal liability of Grantor (if any), Beneficiary of all or any part of the Property, or makers, sureties, guarantors or endorsers of the Deed of Trust or any Secured Obligation, under any covenant of this Deed of Trust or any Secured Obligation, under any covenant of this Deed of Trust or any Secured Obligation, or release or impair the priority of the lien of this Deed of Trust upon any of the Property.

22.    No Waiver. Any failure by Beneficiary to insist upon the strict performance by Grantor of any of the terms and provisions of any of the Documents shall not be deemed to be a waiver of any of the terms and provisions of any of the Documents; and Beneficiary, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Grantor of any and all of the terms and provisions of each of the Documents. The acceptance by Beneficiary of any sum after any Default or Event of Default shall not constitute a waiver of the right to require prompt performance of all of the covenants and conditions contained in any of the Documents. The acceptance by Beneficiary of any sum less than the sum then due shall be deemed an acceptance on account only and shall not constitute a waiver of the obligation of Grantor to pay the entire sum then due. Grantor's failure to pay said entire sum due shall be and continue to be an Event of Default notwithstanding such acceptance of such lesser amount on account and Beneficiary shall be entitled to exercise all rights conferred upon it following a Default or Event of Default notwithstanding such acceptance.

23.    Stamps. If at any time the United States of America, any state thereof or any governmental subdivision of such state, or any other foreign jurisdiction shall require revenue stamps to be affixed to the Agreement or any of the other Documents, or the payment of any other tax paid on or in connection therewith, Grantor shall pay the same with any interest or penalties imposed in connection therewith if Grantor is permitted by law to pay such amount and, if not so permitted, then the Secured Obligations shall immediately be due and payable.

24.    Cumulative. The rights of Beneficiary arising under this Deed of Trust and the other Documents shall be separate, distinct and cumulative, and none of them shall be in exclusion of the others; provided, that all rights provided for hereunder shall be subject to the Documents and to the extent any conflict exists between this Deed of Trust and the Agreement the terms of the Agreement shall control. No act of Beneficiary shall be construed as an election to proceed under any one provision to the exclusion of any other provision, notwithstanding anything herein or otherwise to the contrary.

25.    Statement of Condition. Beneficiary shall furnish any statement required by law regarding the obligations secured hereby or regarding the amounts held in any trust or reserve fund hereunder.

26.    Reconveyance. Upon written request of Grantor, and confirmed in writing by Beneficiary, stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust to Trustee for cancellation, and upon payment of its fees, Trustee shall reconvey, without warranty, the Property then held hereunder. The recitals in any such reconveyance of any matters or facts shall be conclusive proof of the truth thereof. The grantee in such

48

reconveyance may be described as “the person or persons legally entitled thereto” unless otherwise indicated by Grantor in its request. Such request and reconveyance shall operate as a re-assignment of the rents, issues and profits herein assigned to Beneficiary.

27.    Substitution. Beneficiary may elect to appoint a substitute Trustee hereunder in any manner now or hereafter provided by law or, in lieu thereof, Beneficiary may from time to time, by an instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged by Beneficiary and recorded in the office of the recorder of the county or counties in which the Land and Improvements are situated, shall be conclusive proof of proper substitution of such successor Trustee, who shall thereupon and without conveyance from the predecessor Trustee, succeed to all its title, estate, rights, powers and duties.

28.    Law. Grantor acknowledges and agrees that the enforcement of this Deed of Trust including provisions with respect to the creation of any monetary obligations and the rights accruing and compensation payable to Beneficiary in connection herewith, shall be governed by and construed in accordance with the laws of the State of Nevada, notwithstanding provisions contained within the other Documents pursuant to which the law of some other jurisdiction may be selected to govern the parties rights thereunder.

29.    Severable. If any provision of this Deed of Trust or its application to any person or circumstance is held invalid, the other provisions hereof or the application of the provision to other persons or circumstances shall not be affected.

30.    Successors and Assigns. Each of the covenants and obligations of Grantor set forth in this Deed of Trust and each of the other Documents shall run with the land and shall bind Grantor, the heirs, personal representatives, successors and assigns of Grantor and all subsequent encumbrancers and tenants of the Property and shall inure to the benefit of Beneficiary and its respective successors and assigns.

31.    Captions. The captions or headings at the beginning of each section hereof are for the convenience of reference and are not a part of this Deed of Trust.

32.    Notice. Except as otherwise provided by law, any notice, request, demand, consent, approval or other communication (“Notice”) provided or permitted under this Deed of Trust, or any other instrument contemplated hereby, shall be in writing, signed by the party giving such Notice, and shall be given by personal delivery to the other party or by United States certified or registered mail, postage prepaid, return receipt requested, addressed to the party for whom it is intended at its address as set forth below. Unless otherwise specified, Notice shall be deemed given when received, but if delivery is not accepted, on the earlier of the date delivery is refused or the third day after same is deposited in any official United States Postal Depository. Any of Grantor, Beneficiary or Trustee, from time to time, by Notice to the others given as above set forth, may change its address for purposes of receipt of any such communication.

TO BENEFICIARY:

Comstock Mining Inc.
1200 American Flat Road
PO Box 1118
Virginia City, NV 89440
Attn: Mr. Corrado DeGasperis

And

Withers Bergman LLP
Attn: Mr. Clyde Tinnen, Esq.
430 Park Avenue

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10th Floor
New York, New York 10022

TO GRANTOR:

Tonogold Resources, Inc.
5666 La Jolla Boulevard, #315
La Jolla, CA 92037
Attn: Mr. Mark Ashley

TO TRUSTEE:

First Centennial Title Company
1450 Ridgeview Drive, Suite 100
Reno, NV 89519
Attn: MaryAnn Infantino, Commercial Escrow Officer

33.    No Third Party Beneficiaries. This Deed of Trust is made and entered into for the sole protection and benefit of Trustee, Beneficiary and Grantor, and no other person or entity shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with this Deed of Trust or any of the other Documents.

34.    No Offset. Under no circumstances shall Grantor fail or delay to perform (or resist the enforcement of) any of its obligations in connection with any of the Documents because of any alleged offsetting claim or cause of action against Beneficiary (or any indebtedness or obligation of Beneficiary) which has not been confirmed in a final judgment of a court of competent jurisdiction (sustained on appeal, if any) against Beneficiary, and Grantor hereby waives any such rights of setoff (or offset) which it might otherwise have with respect to any such claims or causes of action against Beneficiary (or any such obligations or indebtedness of Beneficiary), unless and until such right of setoff is confirmed and liquidated by such final judgment. To the extent permitted by applicable law, Grantor further waives any right that it might otherwise have to require a marshaling of any security of Beneficiary or to direct the order in which Beneficiary pursues its rights or remedies with respect to any of its security.

35.    Amendments. This Deed of Trust contains (or incorporates) the entire agreement of Grantor and Beneficiary with respect to the matters discussed herein, and this Deed of Trust may only be modified or amended by a written instrument executed by Grantor and Beneficiary.

36.    Survival of Warranties. All representations, warranties, covenants and agreements of Grantor hereunder shall survive the delivery of this Deed of Trust and shall continue in full force and effect until the full and final payment and performance of all of the Secured Obligations.

37.    Time. Time is of the essence of each provision of this Deed of Trust.

38.    Continuation of Payments. Notwithstanding any taking by eminent domain or other governmental action causing injury to, or decrease in value of, the Property and creating a right to compensation therefor, Grantor shall continue to make the payments required under the Documents. If, prior to the receipt by Beneficiary of such award or compensation, the Property shall have been sold in any action or proceeding to foreclose this Deed of Trust, Beneficiary shall have the right to receive said award or compensation to the extent of any deficiency found to be due upon such sale, with interest thereon, whether or not a deficiency judgment on this Deed of Trust shall have been sought or recovered, together with reasonable counsel fees and the costs, disbursements, and all other expenses incurred by Beneficiary in connection with the collection of such award or compensation.

39.    Sale or Encumbrance. The sale or transfer, or the further encumbrance of all or any part of the Real Property, or any interest in the Real Property shall be governed by the terms of the Documents. To the extent any

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sale or transfer, or further encumbrance, occurs in violation of the terms and conditions of the Documents such sale, transfer or encumbrance shall give rise to all of the rights and remedies afforded to the Beneficiary hereunder.

40.    Compliance with Environmental Laws and Agreements.

(a)    Neither the Grantor nor the Beneficiary; (i) will fail to comply in all material respects with any Environmental Law or to obtain, maintain or comply with any Environmental Permit, or defined herein, (ii) be subject to any Environmental Liability (other than Environmental Liabilities for reclamation obligations for which adequate reserves have been made on the financial statements of the Grantor in accordance with GAAP or for which no reserves are so required), or (iii) has received written notice of any claim with respect to any Environmental Liability.

(b)    The Grantor shall comply in all material respects with all applicable laws, regulations and orders (including any zoning, ordinances, code or approval, mining law, or mining permit), excluding any Environmental Law, of any Governmental Authority, in each case applicable to it or its property, and all indentures, agreements and other instruments binding on it or its property.

(c)    In addition to any other rights hereunder, during the continuance of any Default or Event of Default, at the reasonable request of the Beneficiary, the Grantor will provide to the Beneficiary within ninety (90) days after such request, at the expense of the Grantor, an environmental or mining site assessment or audit report summarizing any material Environmental Liabilities for the Property described in such request, prepared by an environmental or mining consulting firm reasonably acceptable to the Beneficiary, in each case showing compliance with the plan to achieve compliance with Environmental Laws subject to ordinary course normal practices and procedures of the mining industry with respect to such Environmental Liabilities or matters.

(d)    Notwithstanding any Default or Event of Default, Grantor will operate the Property in all material respects in accordance with sound mining practices and applicable mining laws and mining permits.

(e)    In accordance with NRS 40.512, Beneficiary may waive its lien against the Property constituting real property collateral, to the extent such property is found to be “environmentally impaired” (as defined in NRS 40.503), and may exercise any and all rights and remedies permitted by law of an unsecured creditor against Grantor. No such waiver shall be final or binding on Beneficiary unless and until a final money judgment is obtained against Grantor. As between Beneficiary and Grantor, Grantor shall have the burden of proving that Beneficiary obtained actual knowledge of the environmental impairment at the time the lien was created.

(f)    “Environment” means soil, land surface or subsurface strata, water, surface waters (including navigable waters, ocean waters within applicable territorial limits, streams, ponds, drainage basins, and wetlands), ground waters, drinking water supply, water related sediments, air, plant and animal life, and any other environmental medium.

(g)    “Environmental Laws” means all laws (including common law), rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the Environment, the preservation, restoration or reclamation of natural resources, or the presence, use, storage, discharge, management, release or threatened release of any pollutants, contaminants or hazardous or toxic substances, wastes or material or the effect of the environment on human health and safety.

(h)    “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of remediation, fines, penalties or indemnities), directly or indirectly resulting from or based on (i) violation of any Environmental Law or Environmental Permit, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Material, (iii) exposure to any Hazardous Material, (iv) the release or threatened release of any Hazardous Material into the Environment, (v) the preservation, restoration or reclamation of natural resources or (vi) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

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(i)    “Environmental Permits” means any and all permits, licenses, registrations, certifications, exemptions and any other authorization required under any applicable Environmental Law.

(j)    “Hazardous Material” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, and all other substances or wastes of any nature, in each case subject to regulation under or which could give rise to liability under any Environmental Law, including, without limitation, coal ash, coal combustion by-products or waste, boiler slag, scrubber residue or flue desulphurization residue.

41.    Beneficiary in Privity with Trustor. The Grantor agrees that Beneficiary is not acquiring and has not acquired the interest secured hereby from a person who previously held such right, pursuant to NRS 40.459(c) and is, therefore, not subject to the limitations imposed by it.

42.    Specific Performance. At any time, Beneficiary may commence and maintain an action in any court of competent jurisdiction for specific performance of any of the covenants and agreements contained herein, and may obtain the aid and direction of the court in the performance of any of the covenants and agreements contained herein, and may obtain orders or decrees directing the execution of the same and, in case of any sale hereunder, directing, confirming or approving its or Trustee's acts and granting it such relief as may be warranted in the circumstances.

43.    Books and Records. Grantor will keep proper records and books of account with respect to the Property and the operation thereof in accordance with sound accounting principles and will permit Beneficiary or any person duly authorized by it, to conduct an independent audit of the operation of the Property and to have access to examine the books and records pertaining to the operation of the Property at all reasonable business hours.

[Signature page follows]

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IN WITNESS WHEREOF, this Deed of Trust has been duly executed and acknowledged by Grantor as of the day and year first above written.
GRANTOR:

Tonogold Resources, Inc.

By: ________________________________
Name: Mark Ashley
Title: Chief Executive Officer

STATE OF NEVADA    )
) ss.
COUNTY OF STOREY     )

On the _____ day of _______ in the year 2018, before me, the undersigned, personally appeared ____________, as ____________ of ____________, a Nevada ____________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that of the above-referenced corporation, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________
NOTARY PUBLIC

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EXHIBIT D
Lease Option Agreement

This Lease Option Agreement (this “Agreement”) is made on ______ , 2019, (the “Effective Date”) between COMSTOCK MINING INC., a Nevada corporation (the “Optionor”) and Tonogold Resources, Inc., a Delaware corporation (“Tonogold”), on behalf of Comstock Mining LLC, a Nevada limited liability company, and/or its affiliates or assignees (the “Optionee”).

WHEREAS, Optionor is the fee owner of certain real property being, lying and situated in Storey County, Nevada, and personal property and fixtures located thereon (the “Property”).

WHEREAS, the Optionor desires to grant the Optionee an option to lease the Property, subject to the terms and conditions set forth herein, pursuant to the terms set forth in an agreement to lease the American Flat property, plant, and equipment, in the Lease Option Addendum Exhibit attached hereto (the “American Flat Net Lease Agreement”).

NOW, THEREFORE, for and in consideration of the covenants and obligations contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Optionor hereby grants to Optionee an exclusive option to lease the aforementioned “Property.”

The parties hereto hereby agree as follows:

1. OPTION TERM. The right to lease the Property commences on the Effective Date and expires at 5:00 p.m. Pacific time on the sixth (6th) anniversary of the date of this Agreement (the “Expiration Time”); provided, that the Optionor’s obligation to maintain ownership of the Property, as described in section 6.2 of this Agreement, shall terminate on the third (3rd) anniversary of the date of this Agreement (the “Optionor Obligation Termination Date”).

2. NOTICE REQUIRED TO EXERCISE OPTION. To exercise the right to lease the Property, the Optionee must deliver to the Optionor written notice of Optionee’s intent to lease the Property on or prior to the Expiration Time. Upon receipt of such notice, the Optionor and the Optionee shall be obligated to immediately execute and deliver the American Flat Net Lease Agreement in the form attached hereto save for the date, which shall be the date of execution.

3. OPTION CONSIDERATION. As consideration for this Agreement, the Optionee shall reimburse all of the Optionor’s costs and expenses to maintain and hold the Property in its current condition, including, without limitation, all Carrying Costs, as defined in Section 4 (the “Net Lease Maintenance Costs”). All payments of the Net Lease Maintenance Costs shall be nonrefundable.

No later than thirty (30) days after the Effective Date, Optionee shall conduct an inspection of the Property and propose a maintenance plan (the "Maintenance Plan") in cooperation with Optionor in order to hold the Property in its current condition. The Maintenance Plan, as may be supplemented or amended from time to time by Optionee, shall be implemented by Optionor under the direction of Optionee. Optionee shall reimburse all of the Optionor’s costs and expenses to maintain and hold the Property in accordance with the Maintenance Plan, including, without limitation, all Carrying Costs, as defined in Section 4. Optionor shall be liable for any non-routine damage to the Property caused by Optionor.

All payments made by Optionee to Optionor shall be paid by wire transfer of immediately available funds to an account designated by Optionor. The Optionee’s failure to pay all Net Lease Maintenance Costs within thirty (30) days’ from the date that the Optionor delivers notice of such failure to the Optionee shall automatically terminate this Agreement and all rights hereunder.

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4. OPTIONOR OBLIGATIONS. Unless this Agreement shall terminate earlier in accordance with Section 3 of this Agreement, from the date hereof,
(i) Optionor will maintain the Property in its current condition, normal wear and tear excepted;
(ii) Optionor will obtain and maintain commercially available insurance coverage on the Property;
(iii) Optionor will work with Optionee to maintain the existing permits relating to the Property, and will cooperate with Optionee in working with county, state, and federal regulators to obtain any permit modifications or new permits reasonably necessary for the Optionee’s processing plans;
(iv) Optionor will have the right to use the Property for any purpose which does not conflict with Optionee’s processing plans, including but not limited to, testing, removing, and/or selling previously stacked and leached material or any another material on or near the Property, or any other activity that does not increase the reclamation liability; and
(v) Optionor will pay all costs associated with ownership and maintenance of the Property, and all costs associated with permits, as detailed in Exhibit D3 of the American Flat Net Lease Agreement (the “Carrying Costs”). Optionee shall reimburse the Optionor for all the Net Lease Maintenance Costs in accordance with Section 3 above. Optionee will pay statutory fees for any of the permits held in Optionee’s name directly to the appropriate Federal, State, and County agencies.
(vi) Optionor will make its professional staff available to assist Optionee at reasonable times and upon reasonable notice, subject to prior commitments. Optionor will invoice this time to Optionee at cost, without profit mark ups, but with actual employee benefit burden included in the cost.

5. EXCLUSIVITY OF OPTION. This Agreement is exclusive and non-assignable and exists solely for the benefit of the named parties above. Should Optionee attempt to assign, convey, delegate, or transfer this option to lease without the Optionor’s express written permission, any such attempt shall be deemed null and void.

6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS

6.1 The parties are executing this Agreement voluntarily and without any duress or undue influence. The parties have carefully read this Agreement and have asked any questions needed to understand its terms, consequences, and binding effect and fully understand them. The parties have sought the advice of an attorney of their respective choice if so desired prior to signing this Agreement.

6.2 Optionor and Optionee agree that Optionor can continue to use the American Flat Property for any lawful purpose from the Effective Date until this Option is exercised, so long as the current facilities remain available for Optionee’s use under this Agreement. In the event that Optionor continues to use the Property after the Effective Date, Optionor shall be liable for any non-routine damage to the Property caused by Optionor.

6.3 Optionor and Optionee agree that, subsequent to the Effective Date, they will work together, in consultation with the regulatory agencies, to timely bifurcate any permits, such as the Reclamation Permit, Air Quality permit, and any others that include aspects relating to both the American Flat Property subject to this Agreement and the Lucerne Properties covered by the Membership Interest Purchase Agreement, or to leave the permits as-is, so long as Optionee can operate according to its plans on the Lucerne Properties, and Optionor can operate as it sees fit on the American Flat property, until such time as this Option is exercised.

6.4 In the event that the Option is exercised, the parties agree they will work together to allocate the current reclamation bond, covering the existing reclamation liability between the Lucerne Properties and the American Flat Property.

6.5 Optionor agrees that if an event occurs with respect to the American Flat Property that results in an insurance claim (an “Insurance Event”), funds received from such claim will be applied towards restoring the American Flat Property as it was prior to the Insurance Event. Optionor shall continue to maintain insurance coverage against loss on the Property that Optionor determines to be commercially reasonable. Optionor shall be solely responsible for any insurance deductible expense and any and all damage which exceeds the scope of insurance coverage.

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6.6 Optionor agrees for a period of three years from the Effective Date, it shall not to sell or otherwise dispose of any or all of the American Flat property, facilities, or equipment.

6.7 Optionor agrees, beginning from the Effective Date, it shall not pledge, directly or indirectly, the American Flat Property assets as surety for any obligation.

6.8 Optionor agrees that, after three years from the Effective Date, unless the Option has been exercised, if it were to receive a genuine, bon-fide, unconditional cash offer to acquire some or all of the process facility assets from a third-party that it is prepared to accept, it shall immediately advise Optionee in writing (enclosing a copy of the offer), giving Optionee at least 90 days in which to match that offer (a right of first refusal). During such 90 day right of first refusal period, Optionee may elect to exercise the Option. In the event that Optionee elects not to exercise its right of first refusal or the Option, subject to the terms of this Agreement, Optionor shall be entitled to accept the third-party offer. For the avoidance of any doubt, any contemplated sale of all the process facility assets to a third-party shall include provisions that require the third-party to recognize and honor the terms of this Agreement in its entirety, and agree to execute an agreement or deed of assignment with Optionee to ensure the terms of the Agreement shall be enforceable.

6.9 Optionor and Optionee agree that Optionor is the exclusive owner of any residual leached materials, mine dumps and tailings currently on the Property, along with the reclamation liability for those materials. Optionor may, at any time, reprocess, remove, or reclaim these materials to and thereby reduce its reclamation liability, with no compensation to Optionee.

6.10 Optionor makes no representation or warranty, express or implied, to any matter whatsoever relating to the Property or any other matter, including as to (i) merchantability or fitness for any particular use or purpose, (ii) any proposed processing or other business or operations, (iii) the adequacy of the existing permits for the operations planned by Optionee; (iv) the likelihood of governmental authority or regulatory approval of any proposed mining, processing or other business or operations or (v) the probable success or profitability of any proposed mining,  processing or other business or operations;

6.11 Optionee represents that it has sufficient experience in the mining of ores and processing methods similar to its planned use for the Property, and agrees that: (i) in making its decision to enter into this Agreement, Optionor has relied solely on its own investigation and the express representations of Optionor made in this Agreement; (ii) it has examined the data from previous operations of the facility by Optionor; (iii) it has reviewed the permits held by Optionor relating to the Property; and (iv) it has inspected the American Flat Property and is satisfied with its current condition.

7. GOVERNING LAW AND VENUE. This Agreement shall be governed, construed and interpreted by, through and under the Laws of the State of Nevada. The parties further agree that the venue for any and all disputes related to this Agreement shall be Storey County, Nevada.

8. ENTIRE AGREEMENT. This document and the American Flat Net Lease Agreement set forth the entire agreement and understanding between the parties relating to the subject matter herein and supersedes all prior discussions between the parties. This agreement may only be amended by an instrument in writing signed by both Parties. No waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged.

[Remainder of this page intentionally left blank.]

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[Signatures on following page.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMSTOCK MINING INC.

By: ______________________
Name: Corrado DeGasperis
Title: Executive Chairman, President and CEO

TONOGOLD RESOURCES, INC.

By: ______________________
Name: Mark Ashley
Title: Chief Executive Officer

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LEASE OPTION ADDENDUM EXHIBIT

American Flat Net Lease Agreement

This American Flat Net Lease Agreement (this “Agreement”) is made and entered into by and between Comstock Mining Inc., a Nevada corporation, and Comstock Mining LLC, a Nevada limited liability company.

RECITALS

A.
Comstock Mining Inc. (“Comstock”) is the owner of and in possession of certain real estate, residual materials including ores, heap leaching pads, crushing and stacking equipment, and Merrill-Crowe processing facilities located in Storey County, Nevada and described in Exhibits D1 and D2, and shown in Figure D1 (the “Property”) attached to and by this reference incorporated in this Agreement.

B.
Comstock, Comstock Mining LLC (the “Company”), and Tonogold Resources Inc (“Tonogold”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), dated January 24, 2019 whereby Comstock sold its membership interest in the Company to Tonogold.

C.	Comstock desires to lease the Property to the Company and the Company desires to lease the Property from Comstock, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of their mutual promises, the parties agree as follows:

ARTICLE 1
NET LEASE

1.1	Definitions. The following defined terms, wherever used in this agreement, shall have the meanings described below:

(a)	“Lease Date” shall mean _________, 2019.

(b)	“Lessor” shall mean Comstock Mining Inc.

(c)	“Lessee” shall mean Comstock Mining LLC.

(d)
“Carrying Costs” shall mean the total direct and indirect costs and expenses incurred by Lessor that are associated with owning and maintaining the Property for eventual use by Lessee, as described in Exhibit D3 of this Agreement.

(e)	“Lucerne Properties” shall have the same meaning as defined in the Purchase Agreement.

(f)
“Ore” shall mean materials produced from the Property, the nature and composition of which, in the sole judgment of Lessee justifies either (i) mining or removing from place and shipping and selling the same, or delivering the same to a processing plant for physical or chemical treatment; or (ii) leaching in place.

(g)	“Product” shall mean: (i) all Ore shipped and sold prior to treatment; and (ii) all metals, minerals, concentrates, and precipitates produced by Lessee from Ore.

(h)	"Ton" shall mean a unit of weight equal to 2,000 pounds avoirdupois (907.19kg).

1.2 Lease. The Lessor grants to the Lessee an exclusive Agreement to lease the Property for processing Ore. The Agreement has two distinct phases: Production, and Reclamation. Subject to the terms and conditions of this Agreement, so long as all conditions of the Agreement are met, and to the extent permitted by applicable federal, state and local laws regulations and ordinances, Lessor agrees to lease the Property to Lessee for the purposes of producing valuable metal and other mineral substances and products from ore-bearing materials and rocks of every kind.

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1.3 Uses. Lessee is granted the right, insofar as Lessor may lawfully grant the right, to use the Property, including but without being, limited to, the full right, authority and privilege of constructing, erecting, maintaining, and using all buildings, structures, plants, roadways, pumps, pipelines, electrical power lines and facilities, stockpiles, waste plies, heap leach pads, tailings ponds and facilities, settling ponds, and all other improvements, property and fixtures for beneficiating, concentrating, smelting, extracting, leaching (in place or otherwise), refining and shipping of Ores, minerals or Product, or for any incidental activities, whether presently contemplated or known to be used in the extraction, production or processing of minerals.

1.4 Term. The Agreement is effective commencing on the Lease Date, and expiring (if not terminated previously) on the 20th anniversary of the Lease Date. Once the Production phase begins, the lease will continue in effect past the expiration date, until the Reclamation phase is complete. However terminated, Lessee’s obligation for reclamation relating to its activities on the American Flat property will continue until all reclamation is complete to the satisfaction of the applicable County, State, and Federal regulators.

(a)The Production phase begins on the Lease Date. On the Lease Date, Lessee shall have delivered notice to Lessor that it intends to exercise the Lease Option, and the first quarterly Fixed Rate Payment (as defined below) to Lessor. Following the receipt of the first quarterly Fixed Rate Payment, the parties will work together, with the objective of Lessor providing Lessee with knowledge of the operating procedures and protocols for operating the facility. During the Production phase:

(i) Lessee will assume full operation control of the Property, and will maintain and operate the facility using industry best practices;
(ii) Lessee will pay Lessor a lease payment of $1,000,000 per year, payable quarterly in advance (the “Fixed Rate Payment”) subject to adjustment as provided in clause 1.5 (b) of this Agreement, plus $1 per ton for any ore processed, payable quarterly in arrears (the “Variable Rate Payment”) subject to adjustment as provided in clause 1.5(c) of this Agreement, and will continue to pay the Carrying Costs;
(iii) Lessee will be responsible for all capital costs for any refurbishment, upgrades, and expansions of the processing facility reasonably required, in its sole discretion, to achieve its processing plan;
(iv) Lessee will operate the facility and will pay all associated operating costs and overhead; and
(v) Lessor remains liable for the reclamation associated with the American Flat facility as of the Lease Date (the “Current Liability”) and Lessee will assume liability for any modifications to or expansions of the facility and for additional material stacked, stockpiled, or otherwise moved onto the American Flat property (the “Additional Liability”).

For clarity, during the Production phase, Lessor is granting Lessee the exclusive right to construct leach pads, waste dumps, stockpiles, ponds, and other infrastructure anywhere on the Property that Lessee determines is necessary in order to carry out its operations, at its own expense, and in compliance with all applicable County, State, and Federal laws and regulations. Lessee will be responsible for the reclamation of all added construction and infrastructure, and will maintain bonds with the appropriate agencies in an amount adequate to cover the entire cost of such Additional Liability reclamation.

Lessee shall grant Lessor reasonable access to the Property in order for Lessor to be satisfied that Lessee is operating the facilities in a safe and environmentally responsible manner.

For the sake of clarity, the Fixed rate will be payable on a continuous basis, whether or not Lessee has any production during any given quarter. Subject to clauses 1.5(b) and 1.5(c) of this Agreement, the Fixed Rate and Variable Rate Payments will continue through the end of the quarter in which Lessee ceases operating the plant, after notifying Lessor at least three months in advance of its intent to cease operations (the “Shutdown Notice”).

(b)
The Reclamation phase begins when Lessee ceases operating the plant after giving the Shutdown Notice, and will continue until all reclamation is complete to the satisfaction of all applicable County, State, and Federal regulators, and Lessee provides evidence, satisfactory to Lessor, that all reclamation due to Lessee’s operations is complete and the applicable bonds have been released. During the Reclamation phase,

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(i) Lessee will continue to pay the Carrying Costs;
(ii) Lessor and Lessee will negotiate what portions of the Plant and Property will be fully reclaimed, and which portions Lessor wishes to leave in place for possible future operations;
(iii) Lessee will pay all costs for reclamation due to its activities, except for any portions of the infrastructure the parties have agreed to leave in place; and
(iv) Lessor will pay all costs for reclamation due to its previous operations as of the Lease Date, or will defer its share of the reclamation in anticipation of future opportunities, in its sole discretion.

Any additions to the physical plant that are not fixed and are capable of being removed shall be removed by Lessee during the Reclamation phase, unless otherwise agreed by the parties. After reclamation is complete, any remaining infrastructure becomes the property of Lessor, with no compensation due to Lessee. Any stockpiled or leached or otherwise processed material remaining on the property also becomes the property of Lessor.

1.5 Payments. Lessee shall make the following payments to Lessor.

(a)Carrying Costs. During all phases of the Agreement, the Carrying Costs paid by Lessor will be invoiced to the Lessee monthly, and shall be due upon receipt.

(b)Fixed Rate. The Fixed Rate Payment lease payment shall be paid at the rate of $250,000 quarterly, in advance, beginning on the Lease Date and continuing through the end of the quarter in which the Shutdown Notice is given, or the end of the quarter during which the aggregate cumulative amount of the Fixed Rate Payments plus Variable Rate Payments received by Lessor from Lessee equals $25,000,000, whichever comes first.

(c)Variable Rate. As provided in Section 1.4(a) of this Agreement, the initial Variable Rate Payment shall be $1 per ton, payable quarterly in arrears. Commencing on the date that the aggregate cumulative amount of the Fixed Rate Payments plus Variable Rate Payments received by Lessor from Lessee equals $15,000,000 and thereafter, the Variable Rate Payments shall be reduced to $0.50 per ton (the "Adjusted Variable Rate Payment"). Commencing on the date that the aggregate cumulative amount of the Fixed Rate Payments plus all Variable Rate Payments received by Lessor from Lessee equals $25,000,000 and thereafter, the Variable Rate Payment shall be reduced to $0.25 per ton, but not less than $100,000 per quarter (the "Subsequent Variable Rate Payment").

(d)Method of Payment. All payments made by Lessee to Lessor shall be paid by wire transfer of immediately available funds to an account designated by Lessor.

(e)Audit. Lessor or its authorized agents shall have the right to audit and inspect Lessee’s accounts and records used in calculating the Variable Rate Payments, which right may be exercised as to each payment at any reasonable time during a period of ninety (90) days from the date on which the payment was made by Lessee. If no such audit is performed during such period, such accounts, records and payments shall be conclusively deemed to be true, accurate and correct. If it is determined that an overpayment or underpayment was made, neither Lessor nor Lessee will be required to make an additional payment or a refund, as applicable, but the overpayment or underpayment shall be corrected with the next quarterly payment.

(f)Penalties. Any amounts not timely paid shall draw interest at the rate of eighteen percent (18%) per annum on the unpaid balance from the due date until paid in full. After 60 days, Lessor may file a lien on the stacked ore, concentrates, precipitates, and dore on the Property.

1.6. Acceptance of Payments. The lease contemplated by this Agreement shall be deemed and construed to be a “net lease”, and, except as expressly provided to the contrary in this Agreement, all costs, expenses, charges, impositions and other payments of every kind and nature whatsoever relating to the Property, or the use, operation or maintenance thereof, which may arise or become due during or in respect of the lease Term shall be timely paid by Lessee, and Lessee assumes full responsibility for the condition, operation, repair, alteration, improvement, replacement, maintenance and management of the Property.

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1.7 Relationship of the Parties.

(a) No Partnership: This Agreement shall not be deemed to constitute any party, in its capacity as such, the partner, agent or legal representative of any other party, or to create any mining partnership or other partnership or other partnership relationship, or fiduciary relationship between them for any purpose whatsoever.

(b) Competition: Except as expressly provided in this Agreement, each party shall have the free and unrestricted right independently to engage in and receive the full benefits of any and all business endeavors of any sort whatsoever outside the Property or outside the scope of this Agreement, whether or not competitive with the endeavors contemplated herein, without consulting the other or inviting or allowing the other therein. In particular, without limiting the foregoing, neither party to this Agreement shall have any obligation to the other as to any opportunity to acquire any money, property, interest or right offered to it outside the scope of this Agreement.

ARTICLE 2
REPRESENTATIONS, WARRANTIES AND AGREEMENTS

2.1 Lessor and Lessee agree that, subsequent to the Lease Date, they will work timely, in consultation with the regulatory agencies, to bifurcate any permits, such as the Reclamation Permit, Air Quality permit, and any others that include aspects relating to both the Property and the Lucerne Properties covered by the Purchase Agreement, or to leave the permits as-is, so long as the goal is met that Lessee can operate according to its plans on the Lucerne Properties, and Lessor can operate as it sees fit on the Property, until the Lease Date.

2.2 The parties agree they will work together to allocate the current reclamation bond, covering the existing reclamation liability between the Lucerne Properties and the Property, and to separately bond Lessee’s reclamation liability for its changes to the Property and its operations under this agreement.

2.3 Lessor agrees that if an event occurs with respect to the Property that results in an insurance claim (an “Insurance Event”), funds received from such claim will be applied towards restoring the Property as it was prior to the insurance event. Lessee shall be solely responsible for any insurance deductible expense and any and all damage which exceeds the scope of insurance coverage.

2.4 Lessor agrees not to sell or otherwise dispose of any or all of the Property until the Shutdown Notice is given.

2.5 Lessor agrees not to pledge, directly or indirectly, the Property as surety for any obligation.

2.6 Lessor makes no representation or warranty, express or implied, to any matter whatsoever relating to the Property or any other matter, including as to (i) merchantability or fitness for any particular use or purpose, (ii) any proposed processing or other business or operations, (iii) the adequacy of the existing permits for the operations planned by Lessee; (iv) the likelihood of governmental authority or regulatory approval of any proposed mining, processing or other business or operations or (v) the probable success or profitability of any proposed mining, processing or other business or operations;

2.7 Lessee represents that it has sufficient experience in the mining of ores and processing methods similar to its planned use for the Property, and agrees that: (i) in making its decision to enter into this Agreement, Lessor has relied solely on its own investigation and the express representations of Lessor made in this Agreement; (ii) it has examined the data from previous operations of the facility by Lessor; (iii) it has reviewed the permits held by Lessor relating to the Property; and (iv) it has inspected the Property and is satisfied with its current condition.

2.8 Lessor and Lessee agree that, once Lessee’s operating plans for the Property are complete, it will notify Lessor of any equipment being replaced as part of an upgrade to the facilities, or otherwise not useful to Lessee for its planned Operations. Lessor can then move the equipment to a location on the property that will not interfere with Lessee’s planned operations, or remove the un-needed equipment, at Lessor’s expense, for sale or use at another location.

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2.9 Lessor and Lessee agree that Lessor is the exclusive owner of any residual leached materials, mine dumps and tailings currently on the Property, along with the reclamation liability for those materials. Lessor may, at any time during any phase of this agreement, reprocess, remove, or reclaim these materials and thereby reduce its reclamation liability, with no compensation to Lessee, provided that during the Production phase, these activities by Lessor shall not unreasonably interfere with Lessee’s operations on the Property.

ARTICLE 3
MISCELLANEOUS

3.1 Compliance with the Law: The exercise by Lessee of any rights, privileges, grants and uses under this Agreement shall conform at all times with the applicable laws and regulations of the state in which the Property is situated and the United States of America. Lessee shall be fully responsible for compliance with all applicable federal, state and local reclamation statutes, regulations and ordinances relating to such work, all at Lessee’s cost, and Lessee shall indemnify and hold harmless Lessor from any and all claims, assessments, fines and actions arising from Lessee’s failure to perform the foregoing obligations. Lessor agrees to cooperate with Lessee in Lessee’s application for governmental licenses, permits and approvals, the costs of which shall be borne by Lessee.

3.2 Operating Practices; Inspection of Data Reports; Insurance:

(a) Operations: Lessee shall conduct operations on the Property in a safe and environmentally responsible manner, in accordance with industry best practice.

(b) Inspection of Data: During the term of this Agreement, Lessor shall have the right to examine reports and data regarding the Property in Lessee’s possession during reasonable business hours and upon prior notice, provided, however, that the rights of Lessor to examine such data shall be exercised in a manner such that inspection does not unreasonably interfere with the operations of Lessee.

(c) Insurance: Lessee shall obtain and maintain all workers’ compensation insurance as required by state law, as well as liability insurance and policies of insurance against risks in amounts customarily obtained in similar mining operations and shall furnish Lessor proof of insurance prior to the commencement of any operations. Lessee shall, at Lessee’s expense, during the term of this Agreement and any extension thereof, obtain and maintain insurance which insures the Property for public liability in amounts not less than those set out by the State of Nevada and amounts reasonably satisfactory to Lessor, naming Lessor as an additional insured and protecting against all claims, demands, actions, suits or causes of action and judgments, settlements or recoveries, for bodily injury, death or property damage arising out of Lessee’s use or occupancy of or operations conducted upon the Property. Lessee agrees to provide Lessor with a certificate of insurance. The companies issuing such policies shall also be required to furnish the Lessor written notice thirty (30) days prior to cancellation, termination, or other change of any such insurance. The Lessor shall periodically review the level of the indemnification insurance and may require the amount of such insurance to be increased or decreased to reflect changes in risk exposure.

3.3 Reclamation and Bonding: The exercise by Lessee of any rights, privileges, grants and uses under this Agreement shall conform at all times with the applicable laws and regulations of the state in which the Property is situated and the United States of America. Lessee shall be fully responsible for compliance with all applicable federal, state and local reclamation statutes, regulations and ordinances relating to such work, all at Lessee’s cost, and Lessee shall indemnify and hold harmless Lessor from any and all claims, assessments, fines and actions arising from Lessee’s failure to perform the foregoing obligations.

Bonding: Lessee is required to carry bonding for the Additional Liability in the amount determined by regulatory authorities for each area to be bonded. Lessee may qualify for self-bonding if the Lessee meets the requirements of C.F.R. Title 30 § 800.23 and any additional requirements in the State or Federal program. Alternatively, Lessee may support its mine reclamation bonding requirements through third-party bonding facilities.

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3.4 Production Records: Lessee shall keep accurate records of the sale or shipment of Product from the Property, and these records shall be available for inspection and copying by Lessor at all reasonable times.

3.5 Liens and Notices of Non-Responsibility: Lessor and Lessee agree to keep the Property at all times free and clear of all liens, charges and encumbrances of any and every nature and description done, made or caused by them, and to pay all indebtedness and liabilities incurred by or for them which may or might become a lien, charge or encumbrance against the Property before such indebtedness or liability shall become a lien, charge or encumbrance.

3.6 Real Property Taxes: Lessor shall pay promptly, before delinquency, all taxes and assessments, general, special, ordinary and extraordinary, that may be levied or assessed during the term of the Agreement, and upon the Property then remaining subject to this Agreement. Such tax payments will be invoiced to Lessee as part of the Carrying Costs to be reimbursed. Neither Lessor nor Lessee shall be responsible for the payment of any such taxes which are based upon revenues income or production from the Property assessed solely to the other party. Lessee always shall have the right to contest, in the courts or otherwise, in its own name or in the name of Lessor, the validity or amount of any such taxes or assessments if it deems the same unlawful, unjust, unequal or excessive, or to take such other steps or proceedings as it may deem necessary to secure a cancellation, reduction, readjustment or equalization thereat before it shall be required to pay the same.

Delivery of Tax Notices: If Lessee receives tax bills or claims which are Lessor’s responsibility, Lessee shall promptly forward them to Lessor for appropriate action.

3.7 Inspection: Lessor, or Lessor’s duly authorized representatives, shall be permitted to enter on the Property, and the processing facilities thereon at all reasonable times for the purpose of inspection. Lessor shall have the right to take samples of material from the Property for the purpose of assuring proper and accurate determination and payment of the Tonnage Charge, but it shall enter on the Property at its own risk, and in such a manner as not to unreasonably hinder, delay or interfere with the operations of Lessee. Lessor shall indemnify and hold Lessee harmless from any and all damages, claims or demands arising out of injury to Lessor, Lessor’s agents or representatives, or any of them, on the Property or on the approaches thereto.

3.8 Termination by Lessor: In the event of any default or failure by Lessee to comply with any of the covenants, terms or conditions of this Agreement, Lessor shall give Lessee written notice of the default, specifying details of the same. If such default is not remedied within thirty (30) days after receipt of the notice, then this Agreement shall be deemed canceled and terminated effective on the thirtieth (30th) day after the receipt of the notice.

3.9 Termination: Lessee may at any time terminate this Agreement by giving written notice to Lessor. If during the Production phase of the lease, the notice must be given in the form described as the Shutdown Notice. On or promptly after delivery of the notice of termination, Lessee shall execute and deliver to Lessor a written release of this Agreement in proper form for recording. If Lessee terminates this Agreement, Lessee shall still be required to pay any Fixed Rate and Variable Rate charges and Carrying Costs which accrued prior to the termination date, which shall be the date Lessee’s notice is delivered. On expiration, termination or surrender of this Agreement, Lessee shall return the Property, or any part of the Property surrendered, in a state of compliance with applicable laws, regulations and ordinances of any governmental agency or authority having jurisdiction of the Property. If Lessee’s compliance is incomplete at such time, Lessee shall diligently take the actions necessary to complete compliance.

3.10 Removal of Equipment: Lessee shall have six (6) months after termination of this Agreement to remove from the Property all buildings, structures and equipment placed on the property by Lessee, and to restore or diligently act to restore the Property to an environmentally acceptable state as may be required by local, state or federal authorities. Any buildings, structures or equipment, including personal property, remaining on the Property after the time described in this Section shall be deemed to be owned by Lessor with no further action or the part of the parties.

3.11 Data: Upon termination of this Agreement, Lessor shall have the right to request a copy of all reports and data regarding the Property in Lessee’s possession at the time of termination. Lessee agrees that it will, within thirty

64

(30) days after receipt of a written demand by Lessor, deliver to Lessor a copy of all such reports and data. Lessee shall have no liability on account of any such information received or acted on by Lessor or any other party to whom Lessor delivers such information.

3.12 Confidentiality: The data and information, including the terms of this Agreement, coming into the possession of Lessor by virtue of this Agreement, shall be deemed confidential, and shall not be disclosed to outside third parties except as may be required to publicly record or protect title to the Property, or to publicly announce and disclose information under the laws and regulations of the United States, any state or local government or any country, or under the rules and regulations of any stock exchange on which stock of any party, or the parent or affiliates of any party, is listed. Lessor agrees, with respect to any public announcements (other than those exceptions set forth in the preceding sentence), including the announcement of the execution of this Agreement, if any, to inform Lessee of the contents of the announcement or disclosure in advance of its intention to make such announcement in sufficient time to permit Lessee to jointly or simultaneously make a similar public announcement or disclosure if the other party so desires, except that in the event any party anticipates selling or assigning all or a portion of its interest or negotiations to procure loans from third parties are undertaken, such party shall have the right to furnish information to the party to whom such conveyance or assignment is anticipated, or with whom such negotiations or cans are under-taken, upon obtaining from such party art agreement to hold confidential any information so furnished. Nothing in this Agreement shall limit or restrict the right of Lessee to provide, deliver or release to parent companies, companies with a common parent, subsidiary companies, affiliated or related companies and/or coventurers the data and information, including the terms of this Agreement, coming into the possession of Lessee by virtue of this Agreement.

3.13 Notices: All notices shall be in writing to the applicable address set forth below and shall be given by personal delivery or recognized international overnight courier. All notices shall be effective and shall be deemed delivered on the date of delivery if delivered before 5:00 p.m. local destination time on a business day, otherwise on the next business day after delivery. Each party will send a copy of their notice by email, as a courtesy, but the notice will not be valid until delivered in writing. Any notice delivered by email shall only be deemed to be official notice hereunder if the Party receiving such email confirms receipt in writing.

Each party may change its address from time to time by notice given in the manner described above
3.14 Binding Effect of Obligations: This Agreement shall be binding upon and inure to the benefit of the respective parties and their heirs, successors and assigns.

3.15 Whole Agreement: The parties agree that the whole agreement between them is written in this Agreement, and in a memorandum of agreement of even date which is intended to be recorded. There are no terms or conditions, express or implied, other than expressly stated in this Agreement. This Agreement may be amended or modified only by an instrument in writing, signed by the parties with the same formality as this Agreement.

3.16 Governing Law: This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada.

3.17 Multiple Counterparts: This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute the same Agreement.

3.18 Severability: If any part, term or provision of this Agreement is held by a court of competent jurisdiction to be illegal or in conflict with any law of the United States or any state, the validity of the remaining portions or provisions shall not be affected and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be invalid.

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3.19 Bankruptcy or Insolvency Proceedings by Lessee: If Lessee be adjudged bankrupt or insolvent, or shall make an assignment for benefit of creditors, this Agreement shall thereupon immediately terminate, and it being further understood and agreed that this Agreement shall not be assignable by any process of law, nor be treated as an asset of Lessee in any bankruptcy or insolvency proceedings; nor shall it pass under the control of any trustee or assignee of Lessee by virtue of any proceedings in bankruptcy or insolvency, or under any assignment by Lessee for the benefit of creditors.

3.20 Assignment: Upon providing written notice to the other party in accordance with the terms of this Agreement, either party may assign its respective rights and obligations under this Agreement, provided that the assignee executes an assumption of all of the assignor’s obligations hereunder and agrees to be bound by all the terms and conditions of this Agreement. No such assignment shall in any way enlarge or diminish the right or obligations of Lessee or Lessor hereunder. Upon the assumption by the assignee of the assignor’s obligations, the assigning party shall be fully released from, and shall not be liable or responsible to the non-assigning party in any way for any duties, costs, payments or other liabilities or obligations that thereafter arise or accrue directly or indirectly under this Agreement. A fully executed memorandum of assignment in recordable form shall be provided to the non-assigning party by the assigning party.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Lease Date.

TONOGOLD RESOURCES, INC.

By:___________________________________
Name: Mark Ashley
Title: Chief Executive Officer

COMSTOCK MINING LLC

By:____________________________________
Name: Corrado DeGasperis
Title: Executive Chairman, President and CEO

COMSTOCK MINING INC.

By:_______________________________________
Name: Corrado DeGasperis
Title: Executive Chairman, President and CEO

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Exhibit D1 – “Properties”
(American Flat Net Lease Agreement)

The following patents, fee land, and unpatented mining claims are included in the American Flat Net Lease Agreement, and are shown in Figure D1, below.

D1.1: CMI-Owned Properties Included in Lease Option

Parcel No	Description	Current Owner	TYPE	Acres	County	NSR %	Royalty Owner
004-331-08	Texas	Comstock Mining LLC	Fee	37.5	Storey	0%	None
004-331-19	Baltimore Patent Homesite	Comstock Mining LLC	Fee	9.0	Storey	0%	None
004-331-22	Salzwimmer 79 Acres	Comstock Mining Inc.	Fee	77.9	Storey	0%	None
004-331-27	Salzwimmer House & "Barn"	Comstock Mining Inc.	Fee	11.0	Storey	0%	None
004-331-28	Salzwimmer House & "Barn"	Comstock Mining Inc.	Fee	3.5	Storey	0%	None
004-331-36	American Flat Process Site	Plum Mining Co LLC	Fee	77.0	Storey	0%	None
004-331-37	American Flat Process Site	Plum Mining Co LLC	Fee	4.7	Storey	0%	None
004-331-40	Texas	Comstock Mining LLC	Fee	150.0	Storey	0%	None
016-091-33	Texas	Comstock Mining LLC	Fee	32.8	Lyon	0%	None
800-002-06	Baltimore Patent Pcl 1	Comstock Mining LLC	Patent	9.0	Storey	0%	None
800-002-10	Ledge No 2	Comstock Mining Inc.	Patent	14.5	Storey	0%	None
800-002-14	Baltimore Patent Pcl C	Comstock Mining LLC	Patent	1.4	Storey	0%	None
800-002-22	Baltimore Patent PCl 3	Comstock Mining Inc.	Patent	9.0	Storey	0%	None
800-002-38	Baltimore Patent Pcl 2	Comstock Mining LLC	Patent	8.9	Storey	0%	None
800-002-45	Baltimore Patent Pcl 4	Comstock Mining Inc.	Patent	7.5	Storey	0%	None

D1.2: CMI-Owned Unpatented Claims Included in Lease Option

BLM No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC1105470	CMI Mill Site 1	Comstock Mining LLC	Mill	0.38	Storey	0	None
NMC1108961	MS 38 B	Comstock Mining LLC	Lode	1.82	Storey	0	None
NMC1108962	MS 38 C	Comstock Mining LLC	Lode	6.3	Storey	0	None
NMC1108963	MS 38 D	Comstock Mining LLC	Lode	3.67	Storey	0	None
NMC1108964	MS 38 E	Comstock Mining LLC	Lode	9.83	Storey	0	None
NMC871506	Comstock 129	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC871507	Comstock 130	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC871508	Comstock 131	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC871509	Comstock 132	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC871510	Comstock 133	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC871511	Comstock 134	Comstock Mining LLC	Lode	20.67	Lyon,Storey	0	None
NMC871512	Comstock 135	Comstock Mining LLC	Lode	20.67	Lyon,Storey	0	None
NMC871513	Comstock 136	Comstock Mining LLC	Lode	20.67	Storey,Lyon	0	None
NMC871514	Comstock 137	Comstock Mining LLC	Lode	20.67	Storey,Lyon	0	None
NMC871515	Comstock 138	Comstock Mining LLC	Lode	20.67	Storey,Lyon	0	None
NMC871516	Comstock 139	Comstock Mining LLC	Lode	14.36	Storey	0	None
NMC871517	Comstock 140	Comstock Mining LLC	Lode	18.33	Storey	0	None
NMC871518	Comstock 141	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC871519	Comstock 142	Comstock Mining LLC	Lode	20.67	Storey	0	None

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NMC983374	Comstock Lode 121	Comstock Mining LLC	Lode	2.72	Storey	0	None
NMC983375	Comstock Lode 122	Comstock Mining LLC	Lode	17.93	Storey	0	None
NMC983376	Comstock Lode 123	Comstock Mining LLC	Lode	1.76	Storey	0	None
NMC983377	Comstock Lode 124	Comstock Mining LLC	Lode	20.66	Storey	0	None
NMC983379	Comstock Lode 126	Comstock Mining LLC	Lode	20.69	Storey	0	None
NMC983380	Comstock Lode 127	Comstock Mining LLC	Lode	14.49	Storey	0	None
NMC983381	Comstock Lode 128	Comstock Mining LLC	Lode	9.95	Storey	0	None
NMC983382	Comstock Lode 129	Comstock Mining LLC	Lode	2.42	Storey	0	None
NMC983383	Comstock Lode 130	Comstock Mining LLC	Lode	0.76	Storey	0	None
NMC983384	Comstock Lode 131	Comstock Mining LLC	Lode	1.65	Storey	0	None
NMC983385	Comstock Lode 132	Comstock Mining LLC	Lode	6.91	Storey	0	None
NMC983386	Comstock Lode 133	Comstock Mining LLC	Lode	15.84	Storey	0	None
NMC983387	Comstock Lode 134	Comstock Mining LLC	Lode	14.92	Storey	0	None
NMC983388	Comstock Lode 135	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC983389	Comstock Lode 136	Comstock Mining LLC	Lode	18.57	Storey	0	None
NMC983390	Comstock Lode 137	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC983391	Comstock Lode 138	Comstock Mining LLC	Lode	9.1	Storey	0	None
NMC983392	Comstock Lode 139	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC983393	Comstock Lode 140	Comstock Mining LLC	Lode	6.86	Storey	0	None

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Exhibit D, Figure 1
American Flat Properties
Legend
SR 341 and 342
V&T Railroad
SUP
ROW
ROW to be constructed
Counties
American Flat Area
Fee
Patent
Unpatent
N
1 inch = 1,000 feet
0
1,000
2,000
Feet
Source: Esri, DigitalGlobe, GeoEye, Earthstar Geographics, CNES/Airbus DS, USDA, USGS, AeroGRID, IGN, and the GIS User Community
800-002-14
800-002-45
800-002-22
800-002-38
004-331-19
800-002-06
004-331-28
800-002-10
004-331-27
NMC1108963
NMC1108962
NMC1108961
NMC1108964
004-331-37
004-331-22
NMC983376
NMC983374
NMC983375
NMC983379
NMC983377
NMC1105470
NMC983392
NMC983390
NMC983388
NMC983386
NMC983393
NMC983384
NMC983391
NMC983389
NMC983387
NMC983385
NMC871519
NMC871516
NMC871517
NMC871518
NMC983382
NMC983383
NMC983380
NMC983381
004-331-08
NMC871506
NMC871507
NMC871508
NMC871509
NMC871510
004-331-40
NMC871515
NMC871514
NMC871513
NMC871512
NMC871511
016-091-33

Figure D1 "American Flat Properties
Exhibit D2 – "American Flat Plant and Equipment"
(American Flat Net Lease Agreement)

70

Draft for discussion purposes.

Asset Category	Description 1	Description 2	Description 3

Building		Office Buildings - 1200 A,D-F
Building	1200 B	3-wide modular
Building	1200 B	modular installation	Priceless construction
Building	1200 B	modular skirting	Groves Manufactured Homes
Building	1200 C	Shop Facility
Building		Waste Storage Building	Added to back side of shop
Building		Warehouse	Upgrades to shop?
Building		Salzwimmer Building Improvement
Building		Plant Lighting
Building		Security Gates and Signs	process+office campus?
Building		Heating system	Merrill Crowe?
Building		Water Well	Blain, RL, Rain

F&F		CCD Security Camera System	plant+office
F&F		Other
F&F		Satellite	unclear
F&F		Communication system
F&F		Monitor Pro - by EHS

Water	Permit 76650		14.33 AF
Water	Permit 77679		6.00 AF
Water	Permit 82209	Gash Well-Now WS-4	4.00 AF
Water	Permit 82970	Gash Replacement Well WS-4	100.00 AF
Water	Storey County	Storey County Water Agreement	150.00 AF

Processing	Crush & Stack	Crusher
Processing		Crushing System
Processing		Crusher capacity improvements
Processing		Crusher HP Suspended Electromagnet
Processing		Crusher Feeder
Processing		Apron Feeder	Direct Force
Processing		Conveyor/Stacker	88
Processing		Conveyer Belt	Goodfellow
Processing		Grid Power @ Crusher & Process
Processing		20 FT Control Van
Processing		2007 Goodfellow Stat Conveyor
Processing		40 FT Gear Control Van
Processing	Leach Pads	Leach Pad	Coons and Mach 4
Processing		heap capacity improvements
Processing		Cells 6&7
Processing		Cells 8A

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Processing		Cells 9
Processing		Cell 10	design only - engineering fees
Processing		Cells 11/12	design only - engineering fees
Processing	Ponds & Pumps	Ponds	Mach 4
Processing		Fresh Water Pond
Processing		Event Pond
Processing		Pond Liner	Comanco Environmental Corporation
Processing		93,000 Gallon Water Tank-Process Site	Water Well - Oct. 2012
Processing		8,000 Gallon Water Tank on Ophir Grade	Water Well
Processing		Bird Disks	Phoenix Plastics Inc
Processing		Bird Disks	Phoenix Plastics Inc
Processing		Barren Pump
Processing		Barren Pump
Processing		Polecat Evaporator	SMI Super Polecat 480V 25HP fan motor
Processing		Polecat Evaporator	SMI Super Polecat 480V 25HP fan motor
Processing		Polecat Evaporator	SMI Super Polecat 480V 25HP fan motor
Processing		Polecat Evaporator	SMI Super Polecat 480V 25HP fan motor
Processing		Polecat Evaporator	SMI Super Polecat 480V 25HP fan motor
Processing		Polecat Evaporator	SMI Super Polecat 480V 25HP fan motor
Processing	M-C	Merrill Crowe
Processing		Merrill Crowe Building	Expansion?
Processing		Merrill Crowe Capacity Upgrade
Processing		Merrill Crowe Clarifiers
Processing		Merrill Crowe DO Tower
Processing		Clarifiers
Processing		Processing Equipment
Processing		Filter Leaves	Scotia
Processing	Refinery	Furnace	Scotia

Vehicle	MT02	Fuel and Lube Truck	1998 KENWORTH T800
Vehicle	WT801	1992 GMC Water Truck
Vehicle		Water Truck	Western Star
Vehicle		2001 John Deere 310G 4X4 Loader/Backhoe	Richie Bros.
Vehicle	P14	Ford F350 Service Pickup w/ Utility Bed and tools	RocTech
Vehicle		RT740B Grove crane	Cashman
Vehicle		Cat TH460B Telehandler
Vehicle		Forklift	Hertz
Vehicle		2 Magnum Light Towers	Hertz
Vehicle		10,000 gal self erecting water tower	T.E. Bertagnolli
Vehicle		Kline Water Tank
Vehicle	P11	2000 Ford F250 4WD	Hertz

72

Vehicle	P13	1998 Chevy 4 X 4
Vehicle	P01	2004 Ford F-150 Pick-up - Blue
Vehicle		29' Conex Trailer	at pit?

Other		HPDE Pipe Welder	P&F Distributors 2
Other		RAM 28 BUTT Fusion Machine	HDPE Supply
Other		Generator - 3516 Genset (Model 3516)	Cashman 77
Other		Metallurgical Lab
Other		Met Lab
Other		Lab Equipment
Other		Lab Equipment
Other		Lab Oven
Other		Self Contained Shower unit	Quick Space 76
Other		Security System	plant, office, both?
Other		Weather Station
Other		Mine Communications Upgrade
Other		Environmental Monitoring System	TSI x

73

Exhibit D3 – “Estimated Costs”
(American Flat Net Lease Agreement)

The following estimated costs will be the responsibility of Lessee from the Effective Date of the Lease Option Agreement. The costs will be paid by Lessor, and will be invoiced to Lessee monthly. These costs are estimates only, for planning purposes. Lessee will pay the actual expenses incurred.

		Annual $	Notes
Property Tax
Real	3,489		Storey
Personal	168,529		Storey
Total Property Tax		172,017
Claim Fees
BLM	5,890
Storey Co	496
Lyon County	100
Total Claim Fees		6,486
Insurance		154,710	LP Insurance, estimated at 80% of total annual costs. Largest cost is environmental.
Reclamation Bond		129,080	Smith-Manus, estimated at 90% of total annual costs
Utilities		95,187	Propane, power, water
Consulting		21,500	Air Quality and Reclamation Bond work
Other		102,153	Maintenance and other
Total Estimated Costs		681,134

Storey County Water Annual Minimum		57,545
Less Consulting		(21,500)

Net Re-Occurring		717,179

Payroll (Excludes third-party technical/consultive support and payroll taxes/benefits)
Environmental & Safety Manager		138,000
Maintenance		100,000
External Relations		110,000
Professional Staff Assistance		As-needed	Invoiced at burdened payroll cost

Total Estimated Costs		1,065,179

74

Exhibit E
Mineral Exploration and Mining Lease Agreement

This Mineral Exploration and Mining Lease Agreement (this "Agreement”) is made and entered into by and between Comstock Mining Inc., a Nevada corporation, and Comstock Mining LLC, a Nevada limited liability company.

RECITALS

A.
Comstock Mining Inc. is the owner of and in possession of certain patented and unpatented mining claims located in Storey County, Nevada, and controls additional fee property, patented mining claims, and unpatented mining claims through lease agreements with third parties. Said claims are collectively called the “Properties”, and are further described in Exhibit E1, and the lease agreements are further described in Exhibit E2 attached to and by this reference incorporated in this Agreement.

B.
Comstock Mining Inc. (“Comstock”), Comstock Mining LLC (the “Company”), and Tonogold Resources Inc. (“Tonogold”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), dated January 24, 2019 whereby Comstock sold its membership interest in the Company to Tonogold.

C.
The Company (the “Lessee”) desires to lease the mining claims, and Comstock (the “Lessor”) is willing to grant to Lessee certain rights to lease the Properties for the purposes of mineral exploration, development, and eventual mining.

NOW THEREFORE, in consideration of their mutual promises, the parties agree as follows:

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1.
Definitions: The following defined terms, wherever used in this Agreement, shall have the meanings described below:

1.1 “Effective Date” shall mean __________, 2019.

1.2 “Lessor” shall mean Comstock Mining Inc.

    1.3 “Lessee” shall mean Comstock Mining LLC.

 1.4 “Lease Year” shall mean each one (1) year period following the Effective Date and each anniversary of the Effective Date.

1.5 “Minerals” shall mean gold, silver, platinum, antimony, mercury, copper, lead, zinc, and all other mineral elements, mineral compounds and geothermal resources, whether the same are known to exist on the Properties or are discovered on the Properties after the Effective Date and regardless of the method of extraction, mining or processing the same, whether known to exist or invented or developed after the Effective Date.

1.6 “Properties” means the mining claims described in Exhibit E1 of this Agreement.

1.7 “Ore” shall mean all Minerals or other materials or substances from the Properties, the nature and composition of which, in the sole judgment of Lessee justifies either (a) mining or removing from place and shipping and selling the same, or delivering the same to a processing plant for physical or chemical treatment; or (b) leaching in place.

    1.8 “Product” shall mean: (a) all Ore shipped and sold prior to treatment; and (b) all concentrates, precipitates, refined metals, and any other valuable minerals produced by or for Lessee from Ore.

1.9 “Net Smelter Return” or “NSR” shall mean all Revenues from the sales of Products produced from the Properties, less shipping and Refining Costs pertaining to such Revenues for the applicable calendar quarter. The calculation of Net Smelter Returns shall be made in accordance with accounting principles and practices consistently applied in the mining industry in Nevada. For purposes of this definition, “Refining Costs” means all costs and expenses of smelting and refining, including without limitation, all costs of assaying, sampling, custom smelting, and refining, all independent representative and umpire charges, penalties, and other deductions, imposed or charged by the refinery or smelter, as the case may be. If smelting or refining is carried out in facilities owned or controlled by Lessee or its Affiliates, then the Refining Costs shall be the amount Lessee would have incurred if such smelting or refining were carried out at facilities not owned or controlled by Lessee or its Affiliates then offering comparable services for comparable products on prevailing terms.

1.10 “NSR Royalty” means the amounts payable by Lessee to Lessor hereunder as provided in section 5.2.

1.11 “Revenues” means, for each sale of Products during the applicable period, the sum of actual prices of Products received multiplied by the quantity of Products sold. If any Products are diverted by the Company for commemorative coinage or any other value-added use, the Revenue will be calculated using the spot price on a recognized exchange, on the date the Products are diverted.

2.	Grant of Lease and Uses:

2.1
Lease: Subject to the terms and conditions of this Agreement and to the extent permitted by applicable federal, state and local laws regulations and ordinances, Lessor agrees to lease the Properties to Lessee for mineral exploration and development, and the production, removal and sale of all Minerals, substances, metals, ore-bearing materials and rocks of every kind.

2.2
Uses: Lessee is granted the right, insofar as Lessor may lawfully grant the right, to use the Properties, including but without being, limited to, the full right, authority and privilege of placing and using drill holes, excavations, open pit mines, openings, shafts, ditches and drains, and of constructing, erecting, maintaining, and using all buildings, structures, plants, roadways, pumps, pipelines, electrical power lines and facilities, stockpiles, waste plies, and all other improvements, property and fixtures for mining or removing Ores, Minerals or Product, or for any incidental activities, whether presently contemplated or known to be used in the exploration, development, and mining of Minerals.

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2.3
Third Party Leases: With respect to the third party leases, (a) Lessor grants only those rights explicitly enumerated in the respective leases, which are attached to this Agreement by reference, (b) Lessee agrees to comply with all conditions of such third party leases, and agrees to take all required actions to maintain the leases in good standing, and to take no action which would result in the termination of such leases by the third party owner and (c) Lessee acknowledges that some of the third party leases may expire prior to the termination date of this Agreement. In such cases, the Parties agree to work together with the underlying owner to obtain a lease renewal on mutually acceptable terms. If acceptable terms for a renewal cannot be reached, the Parties agree to remove the corresponding portion of the Properties from this Agreement.

3.	Relationship of the Parties:

3.1
No Partnership: This Agreement shall not be deemed to constitute any party, in its capacity as such, the partner, agent or legal representative of any other party, or to create any partnership mining partnership or other partnership or other partnership relationship, or fiduciary relationship between them for any purpose whatsoever.

3.2
Competition: Except as expressly provided in this Agreement, each party shall have the free and unrestricted right independently to engage in and receive the full benefits of any and all business endeavors of any sort whatsoever outside the Properties or outside the scope of this Agreement, whether or not competitive with the endeavors contemplated herein, without consulting the other or inviting or allowing the other therein. In particular, without limiting the foregoing, neither party to this Agreement shall have any obligation to the other as to any opportunity to acquire any money, property, interest or right offered to it outside the scope of this Agreement.

4.
Term: The term of this Agreement shall be from the Effective Date for ten (10) years (the “Exploration Term") unless terminated or canceled. Following the Exploration Term this Agreement shall be renewable for an additional term of ten (10) years ("the Development Term"). This Agreement shall automatically renew at the end of the Exploration Term unless one of the parties provides written notice to the other party at least 30 days prior to last day of the Exploration Term that it intends to terminate this Agreement. The term of this Agreement will continue in effect past the Development Term so long as minerals are produced from the Properties or from other lands adjacent to or in the vicinity of the Properties (the “Extended Term”). During the Extended Tem, operations shall be deemed conducted on a continuous basis unless and until a period of 180 consecutive days elapses in which no exploration, development, mining, or processing operations are conducted on the Properties or nearby lands, excluding periods of force majeure.

5.	Payments: Lessee shall make the following payments to Lessor,

5.1
Carrying Costs. Lessee shall pay or reimburse to Lessor all costs of owning the Properties, and all costs of maintaining the third party leases, including property taxes, annual claim fees, environmental compliance, third party lease payments and advance royalties, and any drilling or spending commitments for the third party leases. An estimate of these costs is attached as Exhibit E3 (the “Estimated Annual Costs”).

5.2
NSR Royalty: In addition, Lessee shall pay to Lessor a royalty at the rate of 3% of the Net Smelter Returns from the Properties (the “Initial NSR Royalty”). After the first anniversary of Lessee commencing mining operations, the Initial NSR Royalty shall be reduced to 1.5% of the Net Smelter Returns from the Properties (the “Subsequent NSR Royalty”). The Initial NSR Royalty and Subsequent NSR Royalty shall be paid no later than 30 days after the end of each calendar quarter in which Products have been sold. To be clear, this Initial NSR Royalty and Subsequent NSR Royalty is in addition to any royalties required by the third party leases, or other royalties that are recorded with the titles to any of the Properties. Lessee will be responsible for timely paying all such third party royalties directly.

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5.3	Method of Payment: All payments made by Lessee to Lessor shall be paid by wire transfer of immediately available funds to an account designated by Lessor.

5.4
Audit: Lessor or its authorized agents shall have the right to audit and inspect Lessee’s accounts and records used in calculating the Net Smelter Return, which right may be exercised as to each payment at any reasonable time during a period of ninety (90) days from the date on which the payment was made by Lessee. If no such audit is performed during such period, such accounts, records and payments shall be conclusively deemed to be true, accurate and correct.

5.5
Assignment: If Lessee transfers any of its rights under this agreement, Transferee shall pay to Lessor an annual lease fee in the amount of $12,000 (the "Annual Lease Fee") and agree to a work commitment on the Properties in the amount of $175,000 per year (the "Work Commitment"). This Annual Lease Fee and Work Commitment are in addition to the costs reimbursed to Lessor by Lessee, shown in Exhibit E3. Any assignment shall be subject to Section 24 below.

6.
Compliance with the Law: The exercise by Lessee of any rights, privileges, grants and uses under this Agreement shall conform at all times with the applicable laws and regulations of the state in which the Properties are situated and the United States of America Lessee shall be fully responsible for compliance with all applicable federal, state and local reclamation statutes, regulations and ordinances relating to such work, all at Lessee’s cost, and Lessee shall indemnify and hold harmless Lessor from any and all claims, assessments, fines and actions arising from Lessee’s failure to perform the foregoing obligations. Lessor agrees to cooperate with Lessee in Lessee’s application for governmental licenses, permits and approvals, the costs of which shall be borne by Lessee.

7.	Mining Practices; Inspection of Data Reports; Insurance:

7.1	Mining Practices: Lessee shall work the Properties in a miner-like fashion.

7.2
Inspection of Data and Reporting: During the term of this Agreement, (a) Lessor shall have the right to examine reports and data regarding the Properties in Lessee’s possession during reasonable business hours and upon prior notice, provided, however, that the rights of Lessor to examine such data shall be exercised in a manner such that inspection does not unreasonably interfere with the operations of Lessee; (b) no less frequently than once per Lease Year, Lessee shall provide a report on exploration activities on the Properties, and a complete copy of all drilling data, maps, surveys and other exploration results obtained during that period; and upon the termination of this Agreement, Lessee shall provide a final report of its activities on the Properties, and shall surrender all data on the Properties then in its possession.

78

7.3 7.4 7.5
Insurance: Lessee shall obtain and maintain all worker’s compensation insurance as required by state law, as well as liability insurance and policies of insurance against risks in amounts customarily obtained in similar mining operations and shall furnish Lessor proof of insurance prior to the commencement of any operations. Lessee shall, at Lessee’s expense, during the term of this Agreement and any extension thereof, obtain and maintain insurance which insures the Properties for public liability in amounts not less than those set out by the State of Nevada and amounts reasonably satisfactory to Lessor, naming Lessor as an additional insured and protecting against all claims, demands, actions, suits or causes of action and judgments, settlements or recoveries, for bodily injury, death or property damage arising out of Lessee’s use or occupancy of or operations conducted upon the Properties. Lessee agrees to provide Lessor with a certificate of insurance. The companies issuing such policies shall also be required to furnish the Lessor written notice thirty (30) days prior to cancellation, termination, or other change of any such insurance. The Lessor shall periodically review the level of the indemnification insurance and may require the amount of such insurance to be increased or decreased to reflect changes in risk exposure.

Reclamation: The exercise by Lessee of any rights, privileges, grants and uses under this Agreement shall conform at all times with the applicable laws and regulations of Storey County, the state of Nevada and the United States of America. Lessee shall be fully responsible for compliance with all applicable federal, state and local reclamation statutes, regulations and ordinances relating to such work, all at Lessee’s cost, and Lessee shall indemnify and hold harmless Lessor from any and all claims, assessments, fines and actions arising from Lessee’s failure to perform the foregoing obligations.

Bonding: Lessee is required to carry bonding in the amount determined by regulatory authorities for each area to be bonded. Lessee may qualify for self-bonding if the Lessee meets the requirements of C.F.R. Title 30 § 800.23 and any additional requirements in the State or Federal program. Alternatively, Lessee may support its reclamation bonding requirements through third-party bonding facilities.

8.
Production Records: Lessee shall keep accurate records of the sale or shipment of Product from the Properties, and these records shall be available for inspection and copying by Lessor at all reasonable times.

9.
Liens and Notices of Non-Responsibility: Lessor and Lessee agree to keep the Properties at all times free and clear of all liens, charges and encumbrances of any and every nature and description done, made or caused by them, and to pay all indebtedness and liabilities incurred by or for them which may or might become a lien, charge or encumbrance against the Properties before such indebtedness or liability shall become a lien, charge or encumbrance.

10.	Taxes:

10.1
Real Property Taxes: Lessee shall pay promptly before delinquency all taxes and assessments, general, special, ordinary and extraordinary, that may be levied or assessed during the term of the Agreement, and upon the Properties then remaining subject to this Agreement. All such taxes for the year in which this Agreement is executed, and for the year in which this Agreement terminates, shall be prorated between Lessor and Lessee, except that neither Lessor nor Lessee shall be responsible for the payment of any such taxes which are based upon revenues income or production from the Properties assessed solely to the other party. Lessee always shall have the right to contest, in the courts or otherwise, in its own name or in the name of Lessor, the validity or amount of any such taxes or assessments if it deems the same unlawful, unjust, unequal or excessive, or to take such other steps or proceedings as it may deem necessary to secure a cancellation, reduction, readjustment or equalization thereat before it shall be required to pay the same. Lessee shall upon request furnish to Lessor copies of receipts or proof of payment for all such taxes and assessments when paid

10.2	Delivery of Tax Notices: If Lessor receives tax bills or claims which are Lessee’s responsibility, Lessor shall promptly forward them to Lessee for appropriate action.

79

11.
Inspection: Lessor, or Lessor’s duly authorized representatives, shall be permitted to enter on the Properties, and the workings of Lessee thereon at all reasonable times for the purpose of inspection. Lessor shall have the right to take samples of material from the Properties for the purpose of assuring proper and accurate determination and payment of the Smelter Return, but it shall enter on the Properties at its own risk, and in such a manner as not to unreasonably hinder, delay or interfere with the operations of Lessee. Lessor shall indemnify and hold Lessee harmless from any and all damages, claims or demands arising out of injury to Lessor, Lessor’s agents or representatives, or any of them, on the Properties or on the approaches thereto.

12.
Termination by Lessor: In the event of any default or failure by Lessee to comply with any of the covenants, terms or conditions of this Agreement, Lessor shall be entitled to give Lessee written notice of the default, specifying details of the same. If such default is not remedied within thirty (30) days after receipt of the notice, then this Agreement shall be deemed canceled and terminated effective on the thirtieth (30th) day after the receipt of the notice.

13.
Termination: Lessee may at any time terminate this Agreement by giving written notice to Lessor. On or promptly after delivery of the notice of termination, Lessee shall execute and deliver to Lessor a written release of this Agreement in proper form for recording. If Lessee terminates this Agreement, Lessee shall still be required to pay any reclamation or regulatory expenditures or liabilities accruing prior to the termination date, which shall be the date Lessee’s notice is delivered. On expiration, termination or surrender of this Agreement, Lessee shall return the Properties, or any part of the Properties surrendered, in a state of compliance with applicable laws, regulations and ordinances of any governmental agency or authority having jurisdiction of the Properties. If Lessee’s compliance is incomplete at such time, Lessee shall diligently take the actions necessary to complete compliance.

14.
Removal of Equipment: Lessee shall have six (6) months after termination of this Agreement to remove from the Properties all buildings, structures and equipment placed on the Properties by Lessee, and to restore or diligently act to restore the Properties to an environmentally acceptable state as may be required by local, state or federal authorities. Any buildings, structures or equipment, including personal property, remaining on the Properties after the time described in this Section shall be deemed to be owned by Lessor with no further action or the part of the parties.

15.
Data: Within thirty (30) days after the termination of this Agreement, Lessee deliver to Lessor a copy of all reports and data relating to the Properties. Lessee shall have no liability on account of any such information received or acted on by Lessor or any other party to whom Lessor delivers such information.

16.
Confidentiality: The data and information, including the terms of this Agreement, coming into the possession of Lessor by virtue of this Agreement, shall be deemed confidential, and shall not be disclosed to outside third parties except as may be required to publicly record or protect title to the Properties, or to publicly announce and disclose information under the laws and regulations of the United States, any state or local government or any country, or under the rules and regulations of any stock exchange on which stock of any party, or the parent or affiliates of any party, is listed. Lessor agrees, with respect to any public announcements (other than those exceptions set forth in the preceding sentence), including the announcement of the execution of this Agreement, if any, to inform Lessee of the contents of the announcement or disclosure in advance of its intention to make such announcement in sufficient time to permit Lessee to jointly or simultaneously make a similar public announcement or disclosure if the other party so desires, except that in the event any party anticipates selling or assigning all or a portion of its interest or negotiations to procure loans from third parties are undertaken, such party shall have the right to furnish information to the party to whom such conveyance or assignment is anticipated, or with whom such negotiations or cans are under-taken, upon obtaining from such party agreement to hold confidential any information so furnished. Nothing in this Agreement shall limit or restrict the right of Lessee to provide, deliver or release to parent companies, companies with a common parent, subsidiary companies, affiliated or related companies and/or coventurers the data and information, including the terms of this Agreement, coming into the possession of Lessee by virtue of this Agreement.

80

17.
Notices: All notices shall be in writing to the applicable address set forth below and shall be given by personal delivery or recognized international overnight courier. All notices shall be effective and shall be deemed delivered on the date of delivery if delivered before 5:00 p.m. local destination time on a business day, otherwise on the next business day after delivery. Each party will send a copy of their notice by email, as a courtesy, but the notice will not be valid until delivered in writing. Any notice delivered by email shall only be deemed to be official notice hereunder if the Party receiving such email confirms receipt in writing.

Each party may change its address from time to time by notice given in the manner described above

18.	Binding Effect of Obligations: This Agreement shall be binding upon and inure to the benefit of the respective parties and their heirs, successors and assigns.

19.
Whole Agreement: The parties agree that the whole agreement between them is written in this Agreement, and in a memorandum of agreement of even date which is intended to be recorded. There are no terms or conditions, express or implied, other than expressly stated in this Agreement. This Agreement may be amended or modified only by an instrument in writing, signed by the parties with the same formality as this Agreement.

20.	Governing Law: This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada.

21.	Multiple Counterparts: This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute the same Agreement.

22.
Severability: If any part, term or provision of this Agreement is held by a court of competent jurisdiction to be illegal or in conflict with any law of the United States or any state, the validity of the remaining portions or provisions shall not be affected and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be invalid.

23.
Bankruptcy or Insolvency Proceedings by Lessee: If Lessee be adjudged bankrupt or insolvent, or shall make an assignment for benefit of creditors, this Agreement shall thereupon immediately terminate, and t being further understood and agreed that this Agreement shall not be assignable by any process of law, nor be treated as an asset of Lessee in any bankruptcy or insolvency proceedings; nor shall it pass under the control of any trustee or assignee of Lessee by virtue of any proceedings in bankruptcy or insolvency, or under any assignment by Lessee for the benefit of creditors.

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24.
Assignment: Upon providing written notice to the other party in accordance with the terms of this Agreement, either party may assign its respective rights and obligations under this Agreement, provided that the assignee executes an assumption of all of the assignor’s obligations hereunder and agrees to be bound by all the terms and conditions of this Agreement. No such assignment shall in any way enlarge or diminish the right or obligations of Lessee or Lessor hereunder. Upon the assumption by the assignee of the assignor’s obligations, the assigning party shall be fully released from, and shall not be liable or responsible to the non-assigning party in any way for any duties, costs, payments or other liabilities or obligations that thereafter arise or accrue directly or indirectly under this Agreement. A fully executed memorandum of assignment in recordable form shall be provided to the non-assigning party by the assigning party.

25.	Liens, Encumbrances and Charges: Lessor shall not, now or hereafter, create, incur, allow, or suffer any lien, claim or encumbrance on any of the Properties or Products.
26.
Expanded Royalty Area: Lessee agrees that, during the term of this Agreement and for thirty (30) months thereafter, if Lessee purchases, stakes, or leases additional properties (the “Additional Properties”) within a certain area of Storey County surrounding the Properties known as the “Expanded Royalty Area”, and Lessee decides to sell or otherwise dispose of any of these Additional Properties, Lessee hereby grants Lessor with a right of first refusal to purchase such Additional Properties from Lessee for the same price and upon the same terms that Lessee intends to sell to any third party.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

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TONOGOLD RESOURCES, INC.

By:____________________________________
Name: Mark Ashley
Title: Chief Executive Officer

COMSTOCK MINING LLC

By:____________________________________
Name: Corrado DeGasperis
Title: Executive Chairman, President and CEO

By:____________________________________
Name: Corrado DeGasperis
Title: Executive Chairman, President and CEO

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Exhibit E1 – “Properties”
(Mineral Exploration and Mining Lease Agreement)

The following patents, fee land, and unpatented mining claims are included in the Mineral Exploration and Mining Lease Agreement, and are shown in Figure E1, below.

E1.1: CMI-Owned Properties Included in Mineral Lease

Parcel No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
800-002-11	Red Wing	Comstock Mining Inc.	Patent	8.3	Storey	0%	None
800-001-21	Dean	Comstock Mining Inc.	Patent	10.7	Storey	4.15%	Obester 2
800-001-25	East North-Occidental	Comstock Mining Inc.	Patent	11.6	Storey	4.15%	Obester 2
800-001-26	Edwards	Comstock Mining Inc.	Patent	18.5	Storey	4.15%	Obester 2
800-001-10	North Occidental (New Brunswick)	Comstock Mining Inc.	Patent	7.3	Storey	4.15%	Obester 2
800-001-68	Occidental (Brunswick)	Comstock Mining Inc.	Patent	7.8	Storey	4.15%	Obester 2
800-001-24	South Occidental	Comstock Mining Inc.	Patent	20.6	Storey	4.15%	Obester 2

E1.2: CMI-Owned Unpatented Claims Included in Mineral Lease

BLM No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC1000132	Omaha Fraction #11	Comstock Mining LLC	Lode	1.12	Storey	0	None
NMC1000133	Omaha Fraction #12	Comstock Mining LLC	Lode	0.36	Storey	0	None
NMC1000134	Omaha Fraction #13	Comstock Mining LLC	Lode	1.08	Storey	0	None
NMC1000135	Omaha Fraction #14	Comstock Mining LLC	Lode	1.41	Storey	0	None
NMC1000136	Omaha Fraction #17	Comstock Mining LLC	Lode	2.7	Storey	0	None
NMC1000138	Omaha Fraction #19	Comstock Mining LLC	Lode	2.33	Storey	0	None
NMC1000139	Omaha Fraction #20	Comstock Mining LLC	Lode	0.02	Storey	0	None
NMC1000140	Omaha Fraction #21	Comstock Mining LLC	Lode	0.74	Storey	0	None
NMC1000141	Omaha Fraction #22	Comstock Mining LLC	Lode	3.41	Storey	0	None
NMC1000142	Omaha Fraction #23	Comstock Mining LLC	Lode	1.5	Storey	0	None
NMC1000143	Omaha Fraction #24	Comstock Mining LLC	Lode	0.53	Storey	0	None
NMC1003426	Loring 1	Comstock Mining LLC	Lode	11.05	Storey	0	None
NMC1003427	Loring 2	Comstock Mining LLC	Lode	18.76	Storey	0	None
NMC1003428	Loring 3	Comstock Mining LLC	Lode	18.68	Storey	0	None
NMC1003429	Loring 4	Comstock Mining LLC	Lode	18.94	Storey	0	None

84

NMC1003430	Loring 5	Comstock Mining LLC	Lode	15.61	Storey	0	None
NMC1003431	Loring 6	Comstock Mining LLC	Lode	9.11	Storey	0	None
NMC1003432	Loring 7	Comstock Mining LLC	Lode	1.56	Storey	0	None
NMC1003433	Loring 8	Comstock Mining LLC	Lode	1.7	Storey	0	None
NMC1003434	Loring 9	Comstock Mining LLC	Lode	1.96	Storey	0	None
NMC1003435	Loring 10	Comstock Mining LLC	Lode	20.72	Storey	0	None
NMC1003436	Loring 11	Comstock Mining LLC	Lode	20.68	Storey	0	None
NMC1003437	Loring 12	Comstock Mining LLC	Lode	20.7	Storey	0	None
NMC1003438	Loring 13	Comstock Mining LLC	Lode	20.69	Storey	0	None
NMC1003439	Loring 14	Comstock Mining LLC	Lode	20.69	Storey	0	None
NMC1003440	Loring 15	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC1003441	Loring 16	Comstock Mining LLC	Lode	20.72	Storey	0	None
NMC1003442	Loring 17	Comstock Mining LLC	Lode	20.62	Storey	0	None
NMC1003443	Loring 18	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC1003444	Loring 19	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC1003445	Loring 20	Comstock Mining LLC	Lode	20.58	Storey	0	None
NMC1003446	Loring 21	Comstock Mining LLC	Lode	13.87	Storey	0	None
NMC1003447	Loring 22	Comstock Mining LLC	Lode	6.62	Storey	0	None
NMC1015691	West Lode 203	Comstock Mining LLC	Lode	16.31	Storey	0	None
NMC1015692	West Lode 204	Comstock Mining LLC	Lode	10.44	Storey	0	None
NMC1015693	West Lode 205	Comstock Mining LLC	Lode	4.57	Storey	0	None
NMC1015696	West Lode 223	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC1015697	West Lode 224	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC1015698	West Lode 225	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC1015699	West Lode 226	Comstock Mining LLC	Lode	19.15	Storey	0	None
NMC1015700	West Lode 227	Comstock Mining LLC	Lode	13.51	Storey	0	None
NMC1015701	West Lode 228	Comstock Mining LLC	Lode	7.64	Storey	0	None
NMC1015702	West Lode 229	Comstock Mining LLC	Lode	1.88	Storey	0	None
NMC1015703	West Lode 243	Comstock Mining LLC	Lode	15.3	Storey	0	None
NMC1015704	West Lode 244	Comstock Mining LLC	Lode	13.58	Storey	0	None
NMC1015705	West Lode 245	Comstock Mining LLC	Lode	18.88	Storey	0	None
NMC1015706	West Lode 246	Comstock Mining LLC	Lode	20.67	Storey	0	None

85

NMC1015707	West Lode 247	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC1015708	West Lode 248	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC1015709	West Lode 249	Comstock Mining LLC	Lode	20.56	Storey	0	None
NMC1015710	West Lode 250	Comstock Mining LLC	Lode	16.57	Storey	0	None
NMC1015711	West Lode 263	Comstock Mining LLC	Lode	12.42	Storey	0	None
NMC1015712	West Lode 264	Comstock Mining LLC	Lode	7.23	Storey	0	None
NMC1015713	West Lode 265	Comstock Mining LLC	Lode	15.28	Storey	0	None
NMC1015714	West Lode 266	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC1015715	West Lode 267	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC1015716	West Lode 268	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC1015717	West Lode 269	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC1015718	West Lode 270	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC1093920	Redwing Fraction	Comstock Mining LLC	Lode	5.88	Storey	0	None
NMC704516	Overman 1	Brockbank W Hughes	Lode	20.67	Storey	0	None
NMC821735	Comstock #7	Comstock Mining LLC	Lode	18.89	Storey	0	None
NMC821736	Comstock #8	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC821737	Comstock #9	Comstock Mining LLC	Lode	20.51	Storey	0	None
NMC821739	Comstock #11	Comstock Mining LLC	Lode	18.8	Storey	0	None
NMC821742	Comstock #14	Comstock Mining LLC	Lode	9.15	Storey	0	None
NMC821743	Comstock #15	Comstock Mining LLC	Lode	3.33	Storey	0	None
NMC821744	Comstock #16	Comstock Mining LLC	Lode	19.47	Storey	0	None
NMC871492	Comstock 115	Comstock Mining LLC	Lode	2.84	Storey	0	None
NMC871493	Comstock 116	Comstock Mining LLC	Lode	18.57	Storey	0	None
NMC871494	Comstock 117	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC871495	Comstock 118	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC871498	Comstock 121	Comstock Mining LLC	Lode	19.3	Storey	0	None
NMC871499	Comstock 122	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC871500	Comstock 123	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC871501	Comstock 124	Comstock Mining LLC	Lode	18.54	Storey	0	None
NMC983353	Comstock Lode 100	Comstock Mining LLC	Lode	16.2	Storey	0	None
NMC983354	Comstock Lode 101	Comstock Mining LLC	Lode	6.11	Storey	0	None
NMC983355	Comstock Lode 102	Comstock Mining LLC	Lode	15.9	Storey	0	None

86

NMC983356	Comstock Lode 103	Comstock Mining LLC	Lode	0.77	Storey	0	None
NMC983357	Comstock Lode 104	Comstock Mining LLC	Lode	16.2	Storey	0	None
NMC983358	Comstock Lode 105	Comstock Mining LLC	Lode	17.2	Storey	0	None
NMC983359	Comstock Lode 106	Comstock Mining LLC	Lode	10.45	Storey	0	None
NMC983360	Comstock Lode 107	Comstock Mining LLC	Lode	12.66	Storey	0	None
NMC983361	Comstock Lode 108	Comstock Mining LLC	Lode	3.56	Storey	0	None
NMC983362	Comstock Lode 109	Comstock Mining LLC	Lode	2.31	Storey	0	None
NMC983363	Comstock Lode 110	Comstock Mining LLC	Lode	19.24	Storey	0	None
NMC983364	Comstock Lode 111	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC983365	Comstock Lode 112	Comstock Mining LLC	Lode	16.57	Storey	0	None
NMC983366	Comstock Lode 113	Comstock Mining LLC	Lode	17.08	Storey	0	None
NMC983367	Comstock Lode 114	Comstock Mining LLC	Lode	1.42	Storey	0	None
NMC983368	Comstock Lode 115	Comstock Mining LLC	Lode	9.66	Storey	0	None
NMC983369	Comstock Lode 116	Comstock Mining LLC	Lode	20.4	Storey	0	None
NMC983370	Comstock Lode 117	Comstock Mining LLC	Lode	20.39	Storey	0	None
NMC983371	Comstock Lode 118	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC983405	Comstock Lode 152	Comstock Mining LLC	Lode	19.72	Storey	0	None
NMC983406	Comstock Lode 153	Comstock Mining LLC	Lode	14.46	Storey	0	None
NMC983407	Comstock Lode 154	Comstock Mining LLC	Lode	8.26	Storey	0	None
NMC983408	Comstock Lode 155	Comstock Mining LLC	Lode	8.26	Storey	0	None
NMC983409	Comstock Lode 156	Comstock Mining LLC	Lode	20.66	Storey	0	None
NMC983410	Comstock Lode 157	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC983411	Comstock Lode 158	Comstock Mining LLC	Lode	20.62	Storey	0	None
NMC983412	Comstock Lode 159	Comstock Mining LLC	Lode	20.63	Storey	0	None
NMC983413	Comstock Lode 160	Comstock Mining LLC	Lode	20.66	Storey	0	None
NMC983414	Comstock Lode 161	Comstock Mining LLC	Lode	20.66	Storey	0	None
NMC983415	Comstock Lode 162	Comstock Mining LLC	Lode	19.24	Storey	0	None
NMC983416	Comstock Lode 163	Comstock Mining LLC	Lode	20.65	Storey	0	None
NMC983417	Comstock Lode 164	Comstock Mining LLC	Lode	12.82	Storey	0	None
NMC983418	Comstock Lode 165	Comstock Mining LLC	Lode	20.66	Storey	0	None
NMC983419	Comstock Lode 166	Comstock Mining LLC	Lode	7.58	Storey	0	None
NMC983420	Comstock Lode 167	Comstock Mining LLC	Lode	20.66	Storey	0	None

87

NMC983421	Comstock Lode 168	Comstock Mining LLC	Lode	16.15	Storey	0	None
NMC992975	Comstock Lode 173	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC992976	Comstock Lode 174	Comstock Mining LLC	Lode	15.32	Storey	0	None
NMC992977	Comstock Lode 175	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC992979	Comstock Lode 177	Comstock Mining LLC	Lode	19.04	Storey	0	None
NMC992980	Comstock Lode 179	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC992981	Comstock Lode 180	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC992982	Comstock Lode 181	Comstock Mining LLC	Lode	20.18	Storey	0	None
NMC992983	Comstock Lode 182	Comstock Mining LLC	Lode	10.23	Storey	0	None
NMC992984	Comstock Lode 183	Comstock Mining LLC	Lode	19.78	Storey	0	None

E1.3: Garrett Leased Properties Included in Mineral Lease

Parcel No	Description	Current Owner	TYPE	Acres	County	NSR %	Royalty Owner
800-000-54	Pride of Washoe	Fred Garrett	Patent	25.3	Storey	3%	Hess-Garrettson

E1.4: Railroad and Gold Leased Properties Included in Mineral Lease

Parcel No	Description	Current Owner	TYPE	Acres	County	NSR %	Royalty Owner
002-091-01	D-8 Lot 29	RR & Gold	Fee	1.2	Storey	1%	Railroad and Gold LLC
002-091-04	D-8 Pt Lot 25	RR & Gold	Fee	0.7	Storey	1%	Railroad and Gold LLC
002-091-09	D-8 Lot 30	RR & Gold	Fee	3.0	Storey	1%	Railroad and Gold LLC
002-091-10	D-8 Lot 19	RR & Gold	Fee	0.1	Storey	1%	Railroad and Gold LLC
002-091-13	D-8 Lot 1-8	RR & Gold	Fee	1.6	Storey	1%	Railroad and Gold LLC
002-091-14	D-8 Lot 12,32	RR & Gold	Fee	1.7	Storey	1%	Railroad and Gold LLC
002-231-02	S Ptn Block L-1	RR & Gold	Fee	10.5	Storey	1%	Railroad and Gold LLC
004-331-34	Ptn Lot 8	RR & Gold	Fee	21.1	Storey	1%	Railroad and Gold LLC
004-331-35	Ptn Lots 8&12	RR & Gold	Fee	5.5	Storey	1%	Railroad and Gold LLC
800-000-45	Gould & Curry (below 1000')	RR & Gold	Patent	25.3	Storey	1%	Railroad and Gold LLC
800-000-46	Chollar Potosi (below 1000')	RR & Gold	Patent	35.2	Storey	1%	Railroad and Gold LLC
800-000-47	Savage (below 1000')	RR & Gold	Patent	19.3	Storey	1%	Railroad and Gold LLC
800-001-00	Culver	RR & Gold	Patent	13.8	Storey	1%	Railroad and Gold LLC
800-001-01	Culver Addition (S)	RR & Gold	Patent	4.3	Storey	1%	Railroad and Gold LLC
800-001-02	Culver Addition (N)	RR & Gold	Patent	6.4	Storey	1%	Railroad and Gold LLC
800-001-03	Gibbs (1/2 interest)	RR & Gold	Patent	3.1	Storey	1%	Railroad and Gold LLC
800-001-04	Gibbs (1/2 interest)	RR & Gold	Patent	7.3	Storey	1%	Railroad and Gold LLC
800-002-04	Knickerbocker (N half)	RR & Gold	Patent	5.5	Storey	1%	Railroad and Gold LLC

88

E1.5: Railroad and Gold Leased Unpatented Claims Included in Mineral Lease

BLM No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC705388	Latigo	RR & Gold	Lode	18.73	Storey	1%	Railroad and Gold LLC
NMC705389	Latigo 2	RR & Gold	Lode	22.41	Storey	1%	Railroad and Gold LLC
NMC705390	Angels No. 1	RR & Gold	Lode	14.65	Storey	1%	Railroad and Gold LLC
NMC705391	Angels No. 2	RR & Gold	Lode	20.68	Storey	1%	Railroad and Gold LLC
NMC705392	Angels East Annex	RR & Gold	Lode	7.45	Storey	1%	Railroad and Gold LLC
NMC705393	Merrilite	RR & Gold	Lode	15.61	Storey	1%	Railroad and Gold LLC
NMC705394	Merrilite North Annex	RR & Gold	Lode	15.71	Storey	1%	Railroad and Gold LLC
NMC705395	Hawk	RR & Gold	Lode	13.38	Storey	1%	Railroad and Gold LLC
NMC705396	Hawk Fraction	RR & Gold	Lode	18.3	Storey	1%	Railroad and Gold LLC
NMC705397	Alto no. 9	RR & Gold	Lode	10.71	Storey	1%	Railroad and Gold LLC
NMC705398	West Nick	RR & Gold	Lode	20.55	Storey	1%	Railroad and Gold LLC
NMC705399	West Nick No. 1	RR & Gold	Lode	20.67	Storey	1%	Railroad and Gold LLC
NMC705400	Iona	RR & Gold	Lode	9.39	Storey	1%	Railroad and Gold LLC
NMC705401	Oro Plato	RR & Gold	Lode	11.08	Storey	1%	Railroad and Gold LLC
NMC705402	Owl	RR & Gold	Lode	7.69	Storey	1%	Railroad and Gold LLC
NMC705403	Maryland Fraction	RR & Gold	Lode	20.69	Storey	1%	Railroad and Gold LLC

E1.6: James Obester Leased Unpatented Claims Included in Mineral Lease

BLM No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC275502	Alta #5	James Obester	Lode	20.67	Storey	3%	James Obester
NMC275503	Alta #6	James Obester	Lode	20.67	Storey	3%	James Obester
NMC275504	Alta #7	James Obester	Lode	20.67	Storey	3%	James Obester
NMC275505	Alta #8	James Obester	Lode	12.64	Storey	3%	James Obester
NMC275506	Alta #9	James Obester	Lode	20.67	Storey	3%	James Obester
NMC275507	Alta #10	James Obester	Lode	20.67	Storey	3%	James Obester
NMC275509	Alta #12	James Obester	Lode	12.06	Storey	3%	James Obester
NMC300858	Brunswick #1	James Obester	Lode	20.67	Storey	3%	James Obester
NMC300859	Brunswick #2	James Obester	Lode	20.67	Storey	3%	James Obester
NMC300860	Brunswick #4	James Obester	Lode	20.67	Storey	3%	James Obester

E1.7: Renegade Leased Unpatented Claims Included in Mineral Lease

89

BLM No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC890651	NBO 1	Renegade	Lode	19.21	Storey	3%	Renegade Mineral
NMC890652	NBO 2	Renegade	Lode	1.35	Storey	3%	Renegade Mineral
NMC890653	NBO 3	Renegade	Lode	20.67	Storey	3%	Renegade Mineral
NMC890654	NBO 4	Renegade	Lode	20.29	Storey	3%	Renegade Mineral
NMC890655	NBO 5	Renegade	Lode	20.51	Storey	3%	Renegade Mineral
NMC890656	NBO 6	Renegade	Lode	15.93	Storey	3%	Renegade Mineral
NMC890657	NBO 7	Renegade	Lode	13.74	Storey	3%	Renegade Mineral
NMC890658	NBO 8	Renegade	Lode	20.67	Storey	3%	Renegade Mineral
NMC890659	NBO 9	Renegade	Lode	20.67	Storey	3%	Renegade Mineral
NMC890660	NBO 10	Renegade	Lode	16.72	Storey	3%	Renegade Mineral
NMC890661	NBO 11	Renegade	Lode	9.9	Storey	3%	Renegade Mineral
NMC890662	NBO 12	Renegade	Lode	18.07	Storey	3%	Renegade Mineral
NMC890663	NBO 13	Renegade	Lode	12.83	Storey	3%	Renegade Mineral
NMC890664	NBO 14	Renegade	Lode	3.37	Storey	3%	Renegade Mineral
NMC890665	NBO 15	Renegade	Lode	6.05	Storey	3%	Renegade Mineral
NMC890667	NBO 17	Renegade	Lode	13.45	Storey	3%	Renegade Mineral
NMC890668	NBO 18	Renegade	Lode	18.5	Storey	3%	Renegade Mineral
NMC890669	NBO 19	Renegade	Lode	16.18	Storey	3%	Renegade Mineral
NMC890670	NBO 20	Renegade	Lode	16.51	Storey	3%	Renegade Mineral
NMC890671	NBO 21	Renegade	Lode	10.69	Storey	3%	Renegade Mineral
NMC890672	NBO 22	Renegade	Lode	6.64	Storey	3%	Renegade Mineral
NMC890673	NBO 23	Renegade	Lode	11.84	Storey	3%	Renegade Mineral
NMC890674	NBO 24	Renegade	Lode	9.53	Storey	3%	Renegade Mineral
NMC890675	NBO 25	Renegade	Lode	7.6	Storey	3%	Renegade Mineral
NMC997060	NBO 26 (invalid?)	Renegade	Lode	7.6	Storey	3%	Renegade Mineral
NMC997061	NBO 27	Renegade	Lode	19.69	Storey	3%	Renegade Mineral

90

Exhibit E, Figure 1
Mineral Lease Properties
Legend
SR 341 & 342
V&T Railroad
SUP
Counties
Expanded Royalty Area
OWNER, STATUS
CMI, Patent
CMI, Unpatent
Fred Garrett, Patent
James Obester, Unpatent
RR & Gold, Fee
RR & Gold, Patent
RR & Gold, Unpatent
Renegade, Unpatent
N
1 inch = 1,896 feet
Feet
0
1,900
3,800
Source: Esri, DigitalGlobe, GeoEye, Earthstar Geographics, CNES/Airbus DS, USDA, USGS, AeroGRID, IGN, and the GIS User Community

Figure E3 "Mineral Lease Properties"
Exhibit E2 – “Leases”
(Mineral Exploration and Mining Lease Agreement)

91

The following lease agreements are included in the Mineral Exploration and Mining Lease Agreement. This summary is an overview only. Please refer to the individual lease agreements for details.

Lease	Date	Term	End	Property	Underlying NSR	Work Commitment

Fred Garrett	04/01/2008	5 yr "Exploration"; 15 yr "Development"	03/31/2028	1 patented claim "Pride of Washoe"	3.0%	None

James Obester	08/20/2008	5 yr "Exploration"; 15 yr "Development"; "Extended" if production	08/19/2028	10 unpatented claims "Alta", "Brunswick"	3.0%	None

Railroad & Gold	10/01/2009	15 years	09/30/2024	9 patents, 9 town lots, 1 rural parcel, 16 unpatented claims "Overman"	4.0%	$50k/yr
	01/01/2015	Amendment	09/30/2024		1.0%	NSR reduced to 1%; royalty buyout for $1M; work reset to $10k/yr starting 2017. No work completed to date.

Renegade	10/01/2010	3 yr "Exploration"; 6 yr "Primary"; 6 yr "Additional"	09/30/2025	26 unpatented claims "NBO"	3.0%	1000' 1st 36 mo; $20k cumulative. NSR 3% cap at $2000 gold
	10/01/2013	Amendment; extends to "Additional" term	09/30/2025			reset commitment 7000' drilling during 1st 9 years (by 9/30/2019); $200k cumulative. No work completed to date.

92

Exhibit E3 – “Estimated Costs”
(Mineral Exploration and Mining Lease Agreement)

The following estimated costs will be the responsibility of Lessee from the Effective Date of the Mineral Exploration and Mining Lease Agreement. The costs will be paid by Lessor, and will be invoiced to Lessee monthly. Some of the third-party leases require annual or cumulative exploration expenditures, as detailed in E3.2, below. The estimate of annual costs and work commitments is included here as a courtesy. The actual costs paid by Lessor will be invoiced to Lessee for reimbursement. Refer to the third party lease documents for details.

E3.1: Estimated Annual Costs

		Annual $	Notes
Property Tax
Storey County	$121
Lyon County	$0
Total Property tax:		$121

Claim Fees
BLM	$26,815
Storey County	$2,116
Lyon County	$0
Total Claim Fees:		$28,931

Lease Payments
Fred Garrett	$12,000		Advance Royalty
James Obester	$12,000		Advance Royalty
Railroad & Gold	$22,800		Advance Royalty. $1700/mo 2019-20
Renegade:	$6,000
Total Lease Payments		$52,800

Insurance		$9,669	LP Insurance, estimate at 5% of total annual costs

Total Estimated Costs		$91,521

E3.2: Work Commitments

Lease	Commitment	Notes
Fred Garrett	none
James Obester	none
Railroad & Gold	$10,000 / yr	Starting 2017. No work completed to date. Requires annual accounting.
Renegade	7000' of drilling; $200,000	Cumulative commitment by 9/30/2019. No work completed to date. Requires accounting.

Exhibit F – “Permits”
(Membership Interest Purchase Agreement)

93

The following permits are currently held by the Company. The following description is intended as a summary only. Refer to the text of each permit for details.

PERMIT STATUS – COMSTOCK MINING LLC APPLICABLE PERMIT AND REGULATORY COMPLIANCE SURVEY – JUNE 2018
Regulatory Agency	Laws, Regulation, Permit Document	Requirements	Permit Number
Nevada Division of Environmental Protection	Air Quality Permit	Mercury Air Permit required of all gold mines within Nevada.	AP1041-2690
Nevada Division of Environmental Protection	Air Quality Permit	Operating Permit to Construct which covers surface disturbance activities and processing activities	AP1041-2761
Nevada Division of Environmental Protection	Water Pollution Control Permit	Permit ensuring that ground water quality will not be degraded and public safety and health will be protected	NEV2000109
Nevada Division of Environmental Protection	Reclamation Permit	Permit ensures the surety amount for reclamation of the project	196
Nevada Division of Environmental Protection	Storm Water General Permit	Control and reduce pollution from storm water discharge associated with industrial activity from metal mining - a General Industry Permit	NVR 300000
Nevada Division of Wildlife	Industrial Artificial Pond Permit	Permit allows operation of ponds and impoundment of solutions containing chemicals but causing no harm or danger to wildlife	S 477342 ID ST006
State of Nevada – Division of Minerals	Laws Regulating Permit NRS 513.380 and NRS 513.094	Reporting of discovery of dangerous conditions as a result of past mining practices	Compliance only; no permit required
State of Nevada – Fire Marshall	Hazardous Materials Permit	Onsite storage of hazardous material and chemicals on site. Material Safety Data Sheets (MSDSs) for materials used.	50235
Nevada Secretary of State	Nevada Business License	License to conduct business in the State of Nevada	NV19961029952
Storey County Building and Planning Department	Special Use Permit	Permit to allow 24 hours, 365 day operation of mining, processing, drilling and blasting, and exploration drilling for the project. Must be in compliance with state, federal, and local codes.	SUP 2000-222-A-5
Storey County Code Enforcement Department	Excavation Permit	Permit to excavate mining property and ensure that prehistoric or historic remains be preserved when discovered during excavation	08912 00
Storey County	County Business License	License to conduct business activities in Storey County, Nevada. Includes Both CMI and LLC, so one new license will be required.	19-5268

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Story County – Fire Protection	Cyanide Tank Permit	Permit to allow storage of “special” Cyanide holding tank within Storey County - double walled, contained	APN0433115
U.S. Federal Government MSHA – Mine Safety and Health Administration	MSHA ID	“Comstock Mining LLC” Surface. Training and Compliance during operations. Tracking of employment and production reporting	ID #26-01871
U.S. Federal Government MSHA – Mine Safety and Health Administration	MSHA ID	“Lucerne Underground Mine” Underground. Training and Compliance during operations. Tracking of employment and production reporting	ID #26-02771
U.S. Bureau of Land Management	Road Right-of-Way	Permit granting right-of-way over federal land for road use from State Route 342 to fee land property.	N-78108
U.S. Bureau of Land Management	Road Right-of-Way	Permit granting right-of-way over Lot 51 to fee land property.	N-091237
U.S. Bureau of Land Management	Notice for Exploration	Exploration access on the privately owned Succor claims.	NV-93083

Exhibit G – "Estimated Costs"
(Membership Interest Purchase Agreement)

G.1: Lucerne Properties Estimated Costs
The following estimated costs will be the responsibility of the Company from the Closing Date, and will be paid directly by the Company. These costs are estimates only, and provided as a courtesy for planning purposes. Company will pay the actual expenses incurred.

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	Annual $	Notes

Property Tax - Real	3,402	Storey

Mining Claim Costs	23,052

Permits, Licenses and Fees	84,184

Insurance	19,339	LP Insurance, estimated at 10% of total annual costs.

Reclamation Bond	15,186	Smith-Manus, estimated at 10% of total annual costs

Total Estimated Costs	$145,163

G.2: Northern Comstock Operating Agreement Estimated Costs
The following estimated costs will be the responsibility of Buyer from the Closing Date. If the Northern Comstock Operating Agreement is assigned to Company, these costs will be paid directly by the Company. If the Northern Comstock Operating Agreement cannot be assigned, then these costs will be paid by Seller and will be invoiced to the Company monthly. These costs are estimates only, and provided as a courtesy for planning purposes. Company will pay the actual expenses incurred.

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		Annual $	Notes

Total Property Tax		9,146

Claim Fees
BLM	1,860
Storey Co	164
Lyon County	-

Total Claim Fees		2,024

Northern Comstock LLC
Northern Comstock - 11 months	330,000
Northern Comstock - annual payment	482,500

Total Northern Comstock LLC		812,500

Lease Payments
Sutro	12,000
VCV	12,000

Total Lease Payments		24,000

Total Estimated Costs		$847,670

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Exhibit H – "Termination Agreement"
(Membership Interest Purchase Agreement)

[__], 2019
Re: Termination of Option Agreement
Ladies and Gentlemen,
1.    Reference is made to the Lucerne-Comstock Mine Project Option Agreement (the “Option Agreement”), dated as of October 3, 2017, by and among Comstock Mining Inc. (“Comstock”), Comstock Mining LLC (“CML”) and Tonogold Resources, Inc. ("Tonogold"), a copy of which is attached to this letter agreement as Exhibit A. Comstock, CML and Tonogold are hereinafter collectively referred to as the “Parties.” Capitalized terms used in this letter but not otherwise defined herein have the meanings given to them in the Option Agreement.
2.    The Parties desire to terminate all of their respective obligations under the Option Agreement, effective as of the date first above written.
3.     Each of the Parties hereby agrees to terminate all of both of the Parties’ obligations under the Option Agreement, effective as of the date first above written. Each of the Parties further covenants and agrees that the Parties shall forever be prohibited for seeking to assert any claims against each other related to or arising from the Option Agreement pre-existing the date of this letter agreement.
4.    Each of the Parties represents and warrants to the other party that: (i) such party has taken all necessary corporate action on its part to authorize the execution and delivery of this letter agreement and the performance of its obligations under this letter agreement; (ii) this letter agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms; and (iii) the execution, delivery and performance of this letter agreement does not breach, violate, contravene or constitute a default under any contracts, arrangements or commitments to which such party is a party or by which it is bound.
5.    In consideration of the mutual promises, representations and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Parties hereby agrees as that all provisions of the Option Agreement, all obligations of the Parties under the Option Agreement and all covenants made by the Parties in the Option Agreement, are hereby terminated and shall be of no further force and effect.
6.    This letter agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

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IN WITNESS WHEREOF, Comstock and Tonogold have caused this letter agreement to be duly executed as of the date first written above.

COMSTOCK MINING INC.

By: _____________________________
Name: Corrado DeGasperis
Title: Executive Chairman, President and CEO

COMSTOCK MINING LLC, by its manager Comstock Mining Inc.

By: _____________________________
Name: Corrado DeGasperis
Title: Executive Chairman, President and CEO

TONOGOLD RESOURCES, INC.

By: _____________________________
Name: Mark Ashley
Title: Chief Executive Officer

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